The MEMBERS Mutual Funds Difference

Today's financial world suffers no shortage of mutual funds, and they're all vying for your attention. Some fund companies tout their long history or well-known name. Others tantalize with the latest investment trends and the hottest stocks. So where should an investor turn? Who should you trust with your financial future?

We suggest MEMBERS Mutual Funds, a diverse family of mutual funds with an important distinction: They are designed by credit union financial management professionals specifically for credit union members. The funds are distributed by CUNA Brokerage Services, Inc., and are managed by MEMBERS Capital Advisors, the registered investment advisor affiliate of CUNA Mutual Group, a family of companies owned by and dedicated to America's credit unions and their members. Currently, MEMBERS Capital Advisors manages more than $9 billion in investments for credit union members, employees and the credit union system.

Just as credit unions are different from banks, the MEMBERS Mutual Funds family is unlike the typical fund family. We share many of the philosophies you've come to appreciate in the credit union movement: We focus on providing good value, superior service and investor education. We avoid slick hype and silly fads. Our staff of investment management professionals is straightforward, honest and highly experienced in the investment field. Here, you'll be treated like a valued member, with a company where you can feel like you truly belong.

                                Table of Contents
                                                                   Page
Letter to Shareholders                                               2

Fund Performance Reviews
     Bond Fund                                                       4
     Balanced Fund                                                   6
     High Income Fund                                                8
     Growth and Income Fund                                         10
     Capital Appreciation Fund                                      12
     Mid-Cap Fund                                                   14
     Emerging Growth Fund                                           16
     International Stock Fund                                       18

Portfolios of Investments
     Cash Reserves Fund                                             20
     Bond Fund                                                      21
     Balanced Fund                                                  24
     High Income Fund                                               28
     Growth and Income Fund                                         35
     Capital Appreciation Fund                                      36
     Mid-Cap Fund                                                   37
     Emerging Growth Fund                                           39
     International Stock Fund                                       42

Financial Statements
     Statements of Assets & Liabilities                             46
     Statements of Operations                                       48
     Statements of Changes in Net Assets                            50
     Financial Highlights                                           54

Notes to Financial Statements                                       62

Report of Independent Accountants                                   67

Other Information                                                   68

                             Letter to Shareholders

Dear Fellow Shareholder:

The last few months have been extremely difficult for all of us. In fact, the last 12 months -- the Funds' entire fiscal year, which ended October 31, 2001 -- has been an unusually challenging time. The MEMBERS Mutual Funds continued to perform well, with most of the funds outperforming their representative markets or peer groups, or both. But, in nearly all cases, they still suffered declines, which is only one of the factors that made this an especially difficult period.

As in most difficult periods, there has been much to learn. This certainly has been true for investors. The first lesson for many, learned early this year if not before, was the value of diversification. Bonds have been outperforming stocks since March of 2000, reminding investors why bonds deserve at least some representation in most long-term investment programs, and why they must play a major role in portfolios with limited time horizons. But, not all bonds perform the same. So, diversification among bonds is also important -- in terms of maturities, quality ratings, types of issuers and specific issues. MEMBERS Bond Fund, with its diverse holdings, investment-grade focus and intermediate-term maturity, performed very well, returning more than 13% for the fiscal year.

Diversification among stocks is even more important. For the last 12 months, large-capitalization U.S. stocks as represented by the Standard & Poor's 500 Index declined nearly 25%, but mid-cap stocks were down only half that amount (S&P 400 -12.5%), while small-cap stocks lost only about half of what mid-caps did (S&P 600 -6.4%). An even more striking divergence of returns existed between higher-valued "growth" stocks and more reasonably priced "value" stocks. For instance, in the mid-cap category, growth stock losses averaged almost -27%, but the value area of mid-cap stocks managed to gain nearly 5%.

Both of the MEMBERS core stock funds outperformed the S&P 500 during the Fund's fiscal year. Growth & Income (Class A at net asset value) did so by almost 41/2 percentage points thanks to its more value-oriented style, and Capital Appreciation (Class A at net asset value) out-returned the S&P 500 by more than 23/4 percentage points with its focus on reasonably valued companies with good growth capabilities. And, MEMBERS Mid-Cap Fund's value tilt helped it outperform the mid-cap market for the eight-month period since the Fund's launch with a modest decline of -5.2%, 31/2 percentage points better than the S&P 400's -8.7% return.

Another lesson for investors was the reminder that the economy is cyclical, and investment markets are even more so. In the heady days of the late-1990s, some had become convinced that it was "onward and upward" forever. As a result, return expectations became inflated, and investment risks were ignored. Even this year, the prospects of a real recession were largely discounted, until the most recent "lesson."

On September 11, of course, we were delivered the most painful lesson. The horrific terrorist attacks in New York and Washington, D.C., and the heroically diverted attack that ended in a field in Pennsylvania, taught us much. We learned things about our "fellow man" that we might have suspected, but had chosen to largely ignore -- how vicious and ruthless and hateful some can be, and how selfless, and caring and heroic others can be. And, we learned things about ourselves that we also might have suspected, but hadn't had occasion to experience in many, many years, if at all. We learned how vulnerable we and those we love are as individuals, yet how invincible we are as citizens of the world committed to life, liberty and the pursuit of happiness for all who seek it justly.

We also, as investors, got what for many of us was an overdue reminder of what really matters. Personal wealth and attainment of "the good life" are legitimate, worthy goals -- certainly nothing to be ashamed of when pursued honorably. Personal financial responsibility, for those capable of achieving it, is even more important, perhaps even a duty. But, all of these financial measures pale to insignificance when compared with our behavioral obligations as human beings to each other and to future generations. And they virtually disappear when compared with the value of our relationships -- with family, friends, co-workers, clients and other associates, as well as spiritually.

We have always been, and we remain, committed to the investment success of each and every MEMBERS Mutual Funds shareholder. But, the recent events made us even more aware of the importance of our relationship with you, our fellow investors in MEMBERS Mutual Funds. Your trust and confidence in us is something we truly treasure, and something we will do everything within our power to maintain in the months and years ahead.

Sincerely,


/s/ Lawrence R. Halverson, CFA
President

                             Fund Performance Review

                                    Bond Fund

Investment Objective

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of risk, primarily through investment in a diversified portfolio of income bearing debt securities.

Portfolio Management

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment Strategies

To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3 to 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its assets in such securities. The Fund may employ active trading and typically invests in the following instruments: o Corporate Debt Securities o U.S. Government Debt Securities o Foreign Government Debt Securities o Other issuer Debt Securities.
The Fund may also invest in asset-backed and mortgage-backed securities, including securities backed by credit union originated loans, to the extent permitted by law and available in the market.

For a listing of the securities held in the portfolio at October 31, 2001, please turn to page 21.

What a difference a year can make! Twelve months ago the Federal Reserve continued to fret over a robust and strong economy despite having earlier raised rates by 175 basis points. The Treasury Department, too, had its own issues, namely dealing with a huge budget surplus. With high short rates and the buyback of Treasury bonds, the financial markets were faced with a slightly inverted yield curve between two-year and 30-year maturities, with rates at 5.90% and 5.80% respectively as of November 1, 2000.

Just one year later, the Federal Reserve has lowered rates on 10 separate occasions by a total of four percentage points. The worries of the economy's unsustainable strong growth have been replaced by concerns of a recession and significantly higher unemployment. And finally, a steep, upward sloping yield curve with two-year rates at 2.42% and 30-year rates at 4.87% at October 31, 2001 is almost unimaginable relative to the yield curve of just one year ago. In fact, short-term interest rates are at levels not seen since the Eisenhower administration more than 40 years ago.

As was to be expected, the economy began slowing during 2000 as a result of the Fed's tightening monetary policy. However, by January 2001, the Fed recognized the economy had stalled and began the first of many-to-follow announcements of reductions in interest rates. Never before have we experienced so rapid and frequent cuts to the Fed funds rate. In addition, to further stimulate the economy and to deal with the surplus dilemma, the Treasury issued tax rebates in mid-2001. Together these lower interest rates and higher disposable incomes kept households spending. It appeared that although soft, the economy stood a chance of pulling out of its weakness and avoiding a recession. However, the tragic events of September 11, may have shattered hope for further economic recovery in the near-term as business and consumer confidence nose-dived.

Clearly these more recent events, their implications, and the general economic weakness took a toll upon the financial markets. Although the equity markets declined over this twelve-month period, investment grade bonds performed quite well, clearly benefiting from falling Treasury yields. However, as corporate profits and cash flows faded in the sagging economy, corporate bond spreads (the incremental yield over Treasury securities to compensate corporate bondholders for default risk) widened substantially. Nevertheless, most investment grade bond yields declined and, given their inverse relationship with prices, most high quality bonds rose in price producing yet another year of strong, positive returns.

For the year ended October 31, 2001, The MEMBERS Bond Fund achieved a strong, 13.07% return (Class A shares at net asset value). Were it not for a more difficult credit environment which challenged the Fund early in its fiscal year, the Funds' twelve month performance would have fared better in comparison to its Lipper peer average return of 13.39%.

The MEMBERS Bond Fund continues to emphasize liquid, high quality bonds. With an average AA2 quality profile, the portfolio has less than a 1% exposure to below investment grade credits. Furthermore, with an average maturity of 7 years, the portfolio is not subject to the credit risks and volatility of longer-term exposures -- quite reassuring in the current environment. Finally, the Fund continues to be stabilized by its government, agency and mortgage-backed securities which collectively comprise almost 60% of the portfolio.

The Bond Fund is well positioned in the event of an extended economic recession. It is well diversified by issuer and across industries while having minimal exposure to the more cyclical and more volatile industries. Our strategy continues to emphasize stronger quality credits, particularly while we face so many uncertainties and economic challenges in coming months. We believe this strategy will benefit the Fund given our expectation that higher quality corporates, Treasuries and agencies are apt to do better than weaker credits.

While the economic outlook and consumer confidence may cast a gloomy, near-term outlook, policy actions by the Federal Reserve to lower interest rates, and by the government to increase spending, suggest economic growth will pick up shortly. In the absence of inflationary pressures, we expect a stable bond market near-term, recognizing that cyclical pressures may push up interest rates sometime next year.

MEMBERS Capital Advisors' Bond Portfolio Management Team-- Advisor

                            Fund Performance Review

                                   Bond Fund

GRAPHIC: Pie chart showing Bond Fund Diversification of Investments Among Market Sectors as follows:

     Corporate Notes and Bonds 38%
     Mortgage Backed 26%
     U.S. Government and Agency Obligations 25%
     Commercial Mortgage Backed 4%
     Asset Backed 4%
     Cash & Other Assets 3%

Bond Fund Cumulative Performance Of $10,000 Since Inception

GRAPHIC: Line chart showing Bond Fund Cumulative Performance of $10,000 Since Inception for the following:

                                     12/97          4/98      10/98        4/99     10/99      4/00     10/00        4/01      10/01
Class A Shares                     $ 9,570       $ 9,698    $10,151     $10,225   $10,315   $10,422   $10,818     $11,391    $12,231
Class B Shares                      10,000         9,667     10,085      10,195    10,235    10,372    10,721     $11,418    $12,125
Lehman Brothers Intermediate
 Government/Corporate Bond Index    10,000        10,226     10,820      10,650    10,927    11,042    11,631     $12,382    $13,289

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                                MEMBERS Bond Fund Average Annual Total Return

                                                       % Return Without Sales Charge        % Return After Sales Charge***
                                                      12 Months    3 Years      Since       12 Months    3 Years      Since
                                                         Ended       Ended    Inception        Ended       Ended    Inception
                                                       10/31/01    10/31/01  to 10/31/01+     10/31/01    10/31/01  to 10/31/01+

Class A Shares*                                          13.07%       6.41%      6.60%          8.21%       4.85%      5.38%
Class B Shares**                                         12.23        5.65       5.82           7.73        4.60       5.14
Lipper Intermediate Investment Grade
  Bond Fund Index                                        14.32        6.83       7.16            --          --          --
Lehman Brothers Intermediate Government/
  Credit Bond Index                                      14.25        7.09       7.69            --          --          --

   * Maximum Sales Charge is 4.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
 *** Assuming Maximum Sales Charge + Fund commenced operations on December 29,
     1997.
   + Fund commenced operations on December 29, 1997.

                             Fund Performance Review

                                  Balanced Fund

Investment Objective

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

Portfolio Management

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment Strategies

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The percentage of the Fund's assets invested in equity securities, income bearing securities and money market instruments may vary somewhat depending upon the availability of attractively priced stocks and bonds and anticipated cash needs of the Fund. Generally, however, common stocks will constitute 60% to 40% of the Fund's assets, bonds will constitute 40% to 60% of the Fund's assets and money market instruments may constitute up to 20% of the Fund's assets.

For a listing of the securities held in the portfolio at October 31, 2001, please turn to page 24.

The U.S. stock market suffered a deep decline during the twelve months ended October 31, 2001. As measured by the S&P 500, stocks declined -24.90%. Stocks fell initially due largely to lower corporate profit expectations. These deteriorated due to rising energy prices and interest rates, the demise of the speculative bubble in technology, and a slowing economy. The extent of the slowing economy became more apparent after the attacks of September 11.

It now appears that our already weak economy was tipped into a recession by the events of September 11. Recessions have been a rare event since 1982, with only a single brief one during 1990-91. Prior to 1982, recessions were much more common, occurring every four or five years. While investors, consumers, politicians, and business managers struggle to adapt to a shrinking economy, keep in mind that recessions are normally the best time for long term investors to increase their exposure to stocks.

Poor economic conditions helped produce a stellar period for investors in high quality bonds. At the beginning of the October 31, 2001 fiscal year, the Federal Reserve was in a tightening mode. This is shown by the inverted yield curve, where short interest rates (three-month T-Bill at 6.4%) were above long rates (two-year T-Note at 5.9% and 30-year T-Bond at 5.8%). In late 2000 the Federal Reserve Board shifted its bias from fighting inflation to fighting economic slowdown. As 2001 began, it lowered interest rates in a surprise move on January 3, followed by additional rate cuts that are still continuing. During the twelve months ended October 31, 2001, interest rates declined all across the Treasury yield curve. The three-month Treasury Bill fell in yield by an enormous -4.4%, from 6.4% to 2.0%. The two-year Treasury Note fell in yield by -3.5% from 5.9% to 2.4%. The smallest decline was the longest dated Treasury, the 30-year, which fell in yield by -0.9% from 5.8% to 4.9%.

Bonds fared very well during the period, as indicated by the Lehman Intermediate Government/ Credit Bond Index, which gained 14.25%. The index is a broad representation of investment grade bonds with maturity dates averaging four-to-five years. Money market yields fell along with interest rates. On average, money market investments provided returns of 4.48%, just below the 4.76% earned by 90-day U.S. Treasury Bills.

MEMBERS Balanced Fund returned -8.54% (Class A shares at net asset value). This was slightly ahead of the -8.75% return of the Lipper Balanced Fund Index. However, the Fund's return lagged the -6.07% return realized from a hypothetical portfolio consisting of 45% S&P 500 Index, 40% Lehman Brothers Intermediate Government/Credit Bond Index, and 15% 90-day U.S. Treasury Bills, primarily due to the index's smaller stock component.

Some of our top stock performers during the period came from the health care sector, including Genzyme, Johnson & Johnson, and Alza, which was acquired by Johnson & Johnson. Other top performers included materials producer Willamette, Bank of America in finance, consumer discretionary firms Wal-Mart and Target, consumer staple maker General Mills, and IBM and Keane in technology. While the technology sector provided two of our top ten performers, the sector also contributed eight of our ten biggest laggards, including Palm, Gateway, EMC, Veritas, ADC Telecom, 3Com, Hewlett-Packard, and Conexant. Rounding out the bottom ten were Primedia in consumer discretionary and CVS in consumer staples.

Looking ahead, the Fund will continue to be managed as a diversified portfolio of the most attractive stocks, bonds, and money market investments selected by the MEMBERS Capital Advisors' management team. The normal range of asset allocation exposures is from 40% to 60% stocks, 40% to 60% bonds, and up to 20% money market instruments. Currently, stocks comprise nearly 51% of net assets and bonds 47% of net assets, with the remaining 2% invested in money market instruments. Should stocks continue their move downward and equity market volatility remain high, our bond investments should provide some stability.

In time, the equity portion of the Fund will help investors participate when the bear market gives way to a new bull market. This is an important point that is hard to remember when stock prices have declined. Our asset allocation between stocks, bonds and cash will vary over time in response to the pace at which the

MEMBERS Capital Advisors' management team finds attractive individual stocks and bonds. For example, as attractively priced stocks become more plentiful, the stock portion of the portfolio may grow, and vice versa. The management team uses this "bottom up" asset allocation approach instead of the more commonly used "top down" asset allocation because we have observed that such market-timing techniques, over long periods, rarely improve returns or lower risk.

The Balanced Fund, through its diversification and flexibility, is specifically designed to help investors harvest broad market returns within long-term investment programs, and most importantly, to manage their way through difficult markets with the help of the risk reduction effects of its broad diversification.

MEMBERS Capital Advisors' Stock and Bond Portfolio Management Teams - Advisor

                            Fund Performance Review

                                 Balanced Fund

GRAPHIC: Pie chart showing Balanced Fund Diversification of Investments Among Market Sectors as follows:

     Common Stocks 51%
     Corporate Notes and Bonds 18%
     Mortgage Backed 14%
     U.S. Government and Agency Obligations 11%
     Commercial Mortgage Backed 2%
     Asset Backed 2%
     Cash & Other Assets 2%

Bond Fund Cumulative Performance Of $10,000 Since Inception

GRAPHIC: Line chart showing Balanced Fund Cumulative Performance of $10,000 Since Inception for the following:

                                     12/97          4/98      10/98        4/99     10/99      4/00     10/00        4/01      10/01
Class A Shares                     $ 9,470       $10,330    $10,315     $11,315   $12,017   $12,712   $12,955     $12,639    $12,231
Class B Shares                      10,000        10,432     10,374      11,420    11,922    12,852    13,053     $12,728    $12,125
Lehman Brothers Intermediate
 Government/Corporate Bond Index    10,000        10,872     11,196      11,707    11,912    12,724    13,383     $13,054    $13,289

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Blended index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                          MEMBERS Balanced Fund Average Annual Total Return

                                  % Return Without Sales Charge        % Return After Sales Charge***
                                12 Months    3 Years     Since        12 Months    3 Years     Since
                                  Ended       Ended    Inception        Ended       Ended     Inception
                                10/31/01    10/31/01  to 10/31/01+     10/31/01    10/31/01  to 10/31/01+
                                --------    --------  ------------     --------    --------  ------------
Class A Shares*                   -8.54%       4.73%      6.01%        -13.40%       2.84%      4.51%
Class B Shares**                  -9.22        3.98       5.24         -13.23        2.88       4.56
Lipper Balanced Fund Index        -8.75        3.48       4.87            --          --          --
Blended Synthetic Index           -6.07        3.94       6.14            --          --          --

   * Maximum Sales Charge is 5.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares. *** Assuming Maximum Sales Charge
   + Fund commenced operations on December 29, 1997.

                             Fund Performance Review

                                High Income Fund

Investment Objective

The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Portfolio Management

MEMBERS Capital Advisorsuses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. Massachusetts Financial Services Company (MFS) is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.

Primary Investment Strategies

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

For a listing of the securities held in the portfolio at October 31, 2001, please turn to page 28.

For the 12 months ended October 31, 2001, the MEMBERS High Income Fund provided a total return of -1.94% (Class A shares at net asset value), compared to returns of -0.16% and -7.62% for the Lehman Brothers High Yield Bond Index and the Lipper High Yield Bond Index, respectively.

After a strong start to the new year, the high-yield market again succumbed to uncertainty surrounding the economy and corporate earnings. This year's increase in corporate credit problems resulted in a flight to quality within the high-yield market. This trend hurt the Fund's performance relative to the Lehman Index, which holds a larger percentage of higher-rated securities. Overall, 2001 has been a challenging year for the high-yield market as the spread between the yields on below investment grade bonds and U.S. Treasury securities widened significantly. As yields on high-income bonds increased, the value of the Fund's holdings declined. At the end of October, high-yield bonds yielded on average 13%, compared to 4% for U.S. Treasury bonds of similar maturities, resulting in a spread of about 9 percentage points. To put that in perspective, this spread is nearly double its historic average, and more than three times wider than its recent low of 2.7 percentage points in the summer of 1997. Spreads haven't been this wide since the first quarter of 1991 when the U.S. economy suffered under recessionary pressures.

The tragic events of September 11 further weakened consumer confidence and accelerated the already negative trajectory of the U.S. economy. During September, the high-yield market declined more than 6% -- its third worst monthly performance since 1990. Trading volumes were light, and as expected, bonds of economically sensitive companies and travel-related businesses registered the largest price declines.

Given an environment of slowing economic growth and rising defaults, the Fund favored higher quality issuers in defensive sectors. Focus has been on companies such as Charter Communications and Adelphia. In the gaming industry, BB-rated gaming companies like Park Place and MGM have been added. Given the relatively reliable cash flow of the gaming industry, casino bonds generally performed well for the portfolio. Although travel related bonds registered some of the largest price declines following the September 11 attacks, the portfolio was well positioned in better-quality names which have recovered most of their initial losses after the attacks.

In the health care sector, selective additions have been made to higher-quality names such as Tenet Healthcare, which was recently upgraded to investment grade, causing the bonds to appreciate significantly. On the other hand, telecommunications holdings have been a drag on performance. The Fund started the year slightly overweighted in the industry, but this exposure was steadily reduced in response to the deteriorating fundamentals. The Fund is now slightly under-weighted in the sector versus the market. Given the economic slowdown, exposure to cyclical industries such as steel and paper was also reduced. This benefited performance during the period.

The high-yield market experienced significant defaults during the past year, particularly within the troubled telecommunications industry. In general, the Fund has avoided defaults due to adherence to a defensive investment philosophy that is based on the belief that avoiding credit problems is as important as picking the best-performing bonds. With high-yield bonds, investors have limited upside and significant potential downside.

The high-yield market is likely to remain volatile in the near term, but at a yield spread of 9 percentage points over comparable U.S. Treasuries, the market appears fairly valued. Expectations for more defaults may already be reflected in bond prices. As was the case earlier this year, this historically wide spread will eventually attract investors back to the high-yield market.

MEMBERS Capital Advisors' Bond Portfolio Management Team -- Advisor Massachusetts Financial Services -- Subadvisor

                             Fund Performance Review

                                High Income Fund

GRAPHIC: Pie chart showing High Income Fund Diversification of Investments Among Market Sectors as follows:

     U.S. Cash and Other Assets 12%
     Telecommunications 11%
     Communications 9%
     Recreation 9%
     Energy 6%
     Media 6%
     Healthcare Services 5%
     Building and Construction 4%
     Retail 4%
     Other Sectors 34%

High Income Cumulative Performance Of $10,000 Since Inception

GRAPHIC: Line chart showing High Income Fund Cumulative Performance of $10,000 Since Inception for the following:

                                     12/97           4/8      10/98        4/99     10/99      4/00     10/00        4/01      10/01
Class A Shares                     $ 9,570       $ 9,844    $ 9,016     $10,116   $ 9,890   $10,133   $ 9,809     $10,039    $ 9,619
Class B Shares                      10,000         9,799      8,962      10,091     9,805    10,114     9,698      10,001      9,477
Lehman Brothers High Yield
 Bond Index                         10,000        10,398      9,790      10,444    10,215    10,223    10,050      10,334     10,035

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                     MEMBERS High Income Fund Average Annual Total Return

                                              % Return Without Sales Charge        % Return After Sales Charge***
                                           12 Months    3 Years      Since       12 Months    3 Years      Since
                                              Ended       Ended    Inception        Ended       Ended    Inception
                                            10/31/01    10/31/01 to 10/31/01+     10/31/01    10/31/01 to 10/31/01+
                                            --------    -------- ------------     --------    -------- ------------
Class A Shares*                               -1.94%       2.18%      0.13%         -6.15%       0.69%     -1.01%
Class B Shares**                              -2.77        1.44      -0.60          -6.77        0.52      -1.17
Lipper High Yield Bond Index                  -7.62       -1.34      -2.40            --          --          --
Lehman Brothers High Yield Bond Index         -0.16        0.82       0.09            --          --          --

   * Maximum Sales Charge is 4.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares. *** Assuming Maximum Sales Charge
   + Fund commenced operations on December 29, 1997.

                            Fund Performance Review

                             Growth and Income Fund

Investment Objective

The Growth and Income Fund seeks long-term capital growth with income as a secondary consideration.

Portfolio Management

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment Strategies

The Growth and Income Fund focuses on stocks of companies with financial and market strengths and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the Fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The Fund will typically invest in securities representing every sector of the S&P 500 in approximately the same weightings such sector has in the S&P 500. For a listing of the securities held in the portfolio at October 31, 2001, please turn to page 35.

For a listing of the securities held in the portfolio at October 31, 2001, please turn to page 35.

The U.S. stock market declined sharply during the year ended October 31, 2001, posting one of its worst 12-month returns ever. Most market indexes posted double digit losses as the deflation of the internet and technology bubbles, along with stubbornly high energy prices, weighed heavily on our economy. Hopes were high that aggressive monetary and fiscal stimulus administered throughout the year would soften and shorten the economic slowdown, but those hopes and many others were dashed on September 11.

The market sold off sharply when trading resumed following the attacks, reflecting elevated uncertainty regarding future economic profits and growth. Partisan politics vanished and policy makers united to craft a strong fiscal and monetary response. These actions, in concert with falling energy prices, reduced inventories, and low inflation, gave investors hope of imminent stabilization in the economy. This reinflation of expectations spawned a major market recovery, bouncing most indexes back near pre-attack levels.

The MEMBERS Growth and Income Fund posted a loss of -20.42% (Class A shares at net asset value) during the twelve month period ended October 31, 2001, out-performing the -24.90% loss recorded by the S&P 500. Fund results lagged the -15.73% loss of the Lipper Large-Cap Value Index reflecting the Index constituents' limited exposure to certain economic sectors relative to the Fund's more broadly diversified posture. This hurt the Fund somewhat in this period, but has served it extremely well over the years.

Performance during this fiscal year was driven by out-performance relative to the market in the healthcare, communication services, and technology sectors. Strong relative performers in the Fund included Baxter and Guidant in healthcare, AT&T in communication services, and IBM, Harris Corp. and Computer Associates in technology. The consumer staples and finance sectors also posted strong results driven by General Mills, Sara Lee, Bank of America and Household International.

Fund results were negatively impacted by the capital goods sector where Honeywell and Textron lagged the corresponding S&P sector due to specific investor concerns following the attacks. In addition, the Fund's under-weight of the consumer cyclical sector had a negative impact on performance as investors sought the perceived safety of consumer goods and retail stocks.

The Fund enters the new fiscal year modestly over-weighted in the communication services, energy and utilities sectors. Conversely, it is under-weighted in the consumer cyclical and healthcare sectors, reflecting our view that many of the individual stocks within these sectors are fairly valued at this time. All other sector weights approximate those of the market. The Fund's sector representations reflect our "bottom up" analysis of the fundamental strengths of each individual stock. This approach can lead to the over or under-weighting of certain sectors as we await the market's validation of our perceptions of their relative attractiveness. We do, however, ensure that our portfolios are always diversified across economic sectors.

Although the market has recovered from the precipitous decline in the week following the reopening of trading, the true economic impact of the war on terrorism will not be known for some time. Many industries -- airlines, lodging and entertainment, for example -- are suffering staggering economic consequences. The resulting decline in consumer confidence could have a significant impact on other sectors and industries. Still, the market has a history of recovering relatively quickly from crisis events. The key long-term drivers of economic growth with moderate inflation remain intact. Low inflation and declining energy prices combined with the injection of massive amounts of fiscal and monetary stimulus should stabilize the economy, but market volatility is likely to remain high until the effect of these forces becomes evident.

Valuation remains an area of concern, reflecting the uncertainty of future earnings growth rates throughout our economy. We are, however, finding many individual stocks that are selling at attractive valuation levels. We believe that a well-diversified portfolio of these stocks offers attractive return potential and the likelihood of greater stability.

MEMBERS Capital Advisors' Stock Portfolio Management Team-- Advisor

                            Fund Performance Review

                             Growth and Income Fund

GRAPHIC: Pie chart showing Growth and Income Fund Diversification of Investments Among Market Sectors as follows:

     Technology 18%
     Finance 17%
     Consumer Staples 13%
     Healthcare 13%
     Energy 8%
     Capital Goods 8%
     Communication  Services 7%
     Consumer Cyclical 5%
     Cash and Other Assets 3%
     Other Sectors 8%

Growth and Income Fund Cumulative Performance Of $10,000 Since Inception

GRAPHIC: Line chart showing Growth and Income Fund Cumulative Performance of $10,000 Since Inception for the following:

                                     12/97          4/98      10/98        4/99     10/99      4/00     10/00     4/01       10/01
Class A Shares                     $ 9,470       $10,979    $10,376     $12,153   $12,694   $13,719   $13,570     $12,489    $10,799
Class B Shares                      10,000        11,113     10,447      12,287    12,821    13,893    13,682      12,566     10,777
S&P 500 Index                       10,000        11,717     11,670      13,057    14,667    15,725    15,560      13,677     11,680

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                          Members Growth and Income Fund Average Annual Total Return

                                     % Return Without Sales Charge        % Return After Sales Charge***
                                  12 Months    3 Years      Since       12 Months    3 Years      Since
                                    Ended       Ended     Inception        Ended      Ended     Inception
                                   10/31/01    10/31/01  to 10/31/01+    10/31/01    10/31/01  to 10/31/01+
                                   --------    --------  ------------    --------    --------  ------------
Class A Shares*                     -20.42%       1.34%      3.48%        -24.65%      -0.49%      2.02%
Class B Shares**                    -21.06        0.55       2.70         -24.61       -0.62       1.97
Lipper Large-Cap Value Index        -15.73        1.43       3.71            --          --          --
S&P 500 Index                       -24.90        0.03       4.13            --          --          --

   * Maximum Sales Charge is 5.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares. *** Assuming Maximum Sales Charge
   + Fund commenced operations on December 29, 1997.

                             Fund Performance Review

                            Capital Appreciation Fund

Investment Objective

The Capital Appreciation Fund seeks long-term capital appreciation.

Portfolio Management

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment Strategies

The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The Fund seeks stocks that have a low market price relative to the portfolio managers' expected level and certainty of the issuing company's future earnings. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The Fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund.

For a listing of the securities held in the portfolio at October 31, 2001, please turn to page 36.

The 12-month period ended October 31, 2001 proved to be an unpleasant one for stock investors. Virtually all of the major worldwide stock market indexes posted significant declines. In the U.S., the S&P 1500 Super Composite Index, which combines the S&P 500, Mid Cap 400 and Small Cap 600, declined -23.64%. During the period, small and mid-capitalization stocks fared relatively better than large capitalization issues, while more conservatively managed funds held up better than those with a more aggressive focus. Technology stocks were among the worst performing segments of the market during the past year as evidenced by the nearly -50% drop in the technology-heavy NASDAQ Composite.

The MEMBERS Capital Appreciation Fund returned -22.08% (Class A shares at net asset value) during the twelve-month period. This outperformed the S&P 1500 noted above as well as the S&P 500 which posted a loss of -24.90%. Results also outperformed an average of comparably managed peer funds as measured by Lipper Analytical Services' Multi-Cap Core Index which returned -24.42% during the period. Fund results benefited from strong stock selection as well as an increased exposure to the better-performing mid-capitalization segment of the equity market.

During the fiscal year, Fund results benefited from strong relative performance in the healthcare, industrial and finance sectors. Health care sector results were driven by strong performance in Genzyme General, Boston Scientific and Alza. Industrials were lead by Illinois Tool Works while the finance sector benefited from strong gains in SunTrust Banks and Freddie Mac. Fund results were negatively impacted by poor relative performance in the technology, consumer cyclical and consumer staples sectors. Technology sector results lagged as shares of EMC Corp., Gateway, and ADC Telecommunications under-performed. Consumer cyclical sector results were negatively impacted by a pullback in Tiffany shares while disappointing performance at CVS impaired the consumer staples sector return.

At present, we are over-weighted in the communication services, capital goods and energy sectors as we are finding relatively more stocks in those areas that offer attractive return potential. Conversely, we are under-weighted in the consumer cyclical and utilities sectors, as many of the component stocks within those sectors appear fairly valued at this time. All other sector weights approximate those of our primary benchmark, the S&P 1500 Index. While the Fund's sector exposures may deviate from index weights, the Fund is well diversified and maintains an exposure to all major sectors as a risk-reduction technique.

Share prices consistently eroded during the past fiscal year as a deteriorating economy precipitated downward revisions to earnings estimates. With a significant decline in stock prices already behind us, we must now look forward to the prospects that lie ahead. Fueled by substantial monetary and fiscal stimulus, there is a good likelihood of a strong economic recovery commencing sometime in 2002. With valuation levels well off their highs and the prospect of improving earnings trends, the outlook for stocks at these levels appears favorable. While the benefits of the fiscal and monetary stimulus may not translate into corporate profit improvement until sometime next year, historically markets bottom before earnings momentum turns upward.

Periods of stock price weakness are very unsettling; however, they are a normal component of equity investing. These fluctuations, no matter how severe, must be endured in order to reap the long-term rewards of common stock investing.

MEMBERS Capital Advisors' Stock Portfolio Management Team-- Advisor

                             Fund Performance Review

                            Capital Appreciation Fund

GRAPHIC:   Pie  chart  showing  Capital  Appreciation  Fund  Diversification  of
Investments Among Market Sectors as follows:

     Technology  16%
     Healthcare 16%
     Finance  16%
     Capital Goods 11%
     Energy 7%
     Communication Services 6%
     Consumer  Cyclical  4%
     Cash and Other Assets 3%
     Other Sectors 9%

Capital Appreciation Cumulative Performance Of $10,000 Since Inception

GRAPHIC: Line chart showing Capital Appreciation Fund Cumulative Performance of $10,000 Since Inception for the following:

                                     12/97          4/98      10/98        4/99     10/99      4/00     10/00        4/01      10/01
Class A Shares                     $ 9,470       $11,109    $10,465     $11,904   $13,007   $14,654  $15,623      $14,778    $12,174
Class B Shares                      10,000        11,261     10,541      12,034    13,153    14,870   15,812       14,940     12,205
S&P 400 Midcap Index                10,000        11,717     10,381      11,705    12,562    15,481   15,446       13,757     11,795

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                            MEMBERS Capital Appreciation Fund Average Annual Total Return

                                        % Return Without Sales Charge        % Return After Sales Charge***
                                      12 Months    3 Years      Since       12 Months    3 Years      Since
                                        Ended       Ended    Inception        Ended       Ended     Inception
                                      10/31/01    10/31/01  to 10/31/01+     10/31/01    10/31/01  to 10/31/01+
                                      --------    --------  ------------     --------    --------  ------------
Class A Shares*                        -22.08%       5.17%      6.76%        -26.21%       3.27%      5.25%
Class B Shares**                       -22.63        4.40       5.99         -26.11        3.31       5.32
Lipper Multi-Cap Core Index            -24.42        2.02       3.58            --          --          --
S&P 1500 Super Composite Index         -23.64        1.14       4.39            --          --          --

   * Maximum Sales Charge is 5.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares. *** Assuming Maximum Sales Charge
   + Fund commenced operations on December 29, 1997.

                             Fund Performance Review

                                  Mid-Cap Fund

Investment Objective

The Mid-Cap Fund seeks long-term capital appreciation by investing in midsize and small companies.

Portfolio Management

MEMBERS Capital Advisors' uses one or more subadvisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. Wellington Management Company, LLP ("Wellington Management") is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets within the small-cap portion of the funds.

Primary Investment Strategies

The Mid-Cap Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $10 billion at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. Relative to both the Growth and Income and Capital Appreciation Funds, the Mid-Cap Fund includes more smaller, less developed issuers. The fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Fund.

For a listing of the securities held in the portfolio on October 31, 2001, please turn to page 37.

The MEMBERS Mid-Cap Stock Fund was launched eight months ago on February 28, 2001. In its initial eight months, the Fund declined -5.20% (Class A shares at net asset value). Although slightly behind the -5.00% return for the Lipper Mid-Cap Value Index, which represents the peer group of funds, the Mid-Cap Stock Fund surpassed the -8.74% loss for the S&P 400 Mid Cap Index, which represents the mid-cap stock market. Going forward, our semiannual reports for the MEMBERS Mid-Cap Stock Fund will cover six-month periods, while subsequent annual reports will cover twelve months.

Four of the Fund's top ten performing issues were from the technology sector, including ANSYS, Storage Technology, Axcelis and Affiliated Computer. Rounding out the top ten were consumer discretionary firms Tractor Supply, O'Reilly Automotive and Applebee's, the financial company Universal American, consumer staple SUPERVALU, and Orthofix, a health care firm.

Portfolio laggards included technology stocks Handspring and Storage Networks. Some consumer discretionary stocks were also a drag on portfolio performance, including Linens `N Things and Adelphia. Other laggards included Polymedica in health care, EGL and Trex in industrials, ENSCO International and Smith International in energy and Stillwater in materials.

Small and midsize stocks have performed better than large stocks during 2001. This continues a trend that developed during 2000, when midsize and small stocks rose by double digits and larger stocks declined. However, for the prior six years from 1994 to 1999, large stocks bested midsize and small sized stocks. Investors in midsize stocks can only hope that the trend toward superior relative performance versus large stocks lasts as long as the prior period of under-performance. The MEMBERS Mid-Cap Stock Fund invests primarily in stocks in the market capitalization range from $1 billion to $10 billion. A portion of the Fund (generally ranging from 15% to 30% of fund assets) is invested by our subadvisor, Wellington Management Company, LLP, primarily in small-cap stocks with a market capitalization of under $1 billion.

The eight-month period through October 31, 2001 saw stocks decline on a broad front. The S&P indices show small stocks fell 5%, mid-sized stocks fell 9%, and large stocks fell 14%. Concerns over a slower economy, high levels of non-government debt and the fallout from earlier over-expansion and the subsequent enormous decline in the prices of internet and communications investments, have led to a potentially weaker corporate profit outlook. However, interest rates have fallen dramatically as of late, helping to provide support for stock prices. Since January 1st the Federal Reserve Board has lowered the Federal Funds rate nine times by a total of 4%, and is generally expected to continue in this direction. This is aggressive monetary easing and could provide support and a boost upward for stock prices in the future.

The Fund's sector weights are driven by selecting stocks the MEMBERS Capital Advisors' stock team finds the most attractive. Our sector weights will usually vary between 0.5 and 1.5 times the sector weight of the S&P 400 Mid Cap index. Some value managers take the approach of heavier concentrations in some sectors, which leads to more volatility of returns, as well as higher or lower potential returns. Our conservative approach will keep us partially exposed to higher growth, higher expectation sectors through owning the cheaper stocks in each sector. Also, we will have less of an overweight position in our favorite sectors than many value managers.

Our Fund when compared to the S&P 400 Mid Cap Index is most overweight in the industrial and consumer staples sectors. Our largest underweight positions are in the technology and consumer cyclical sectors.

We continue to like the opportunities we see in the mid-cap portion of the stock market. In general, the valuations are cheaper than in the large capitalization area, and therefore the stocks should provide higher returns if they can match the earnings growth, and we believe many of them can. In addition, mid-cap stocks offer better liquidity and lower volatility than small capitalization stocks, and therefore lower risk. Mid-cap appears to offer the best of both worlds.

MEMBERS Capital Advisors' Stock Portfolio Management Team -- Advisor Wellington Management Company LLP -- Subadvisor

                             Fund Performance Review

                                  Mid-Cap Fund

GRAPHIC: Pie chart showing Mid-Cap Fund Diversification of Investments Among Market Sectors as follows:

     Finance 20%
     Technology  15%
     Healthcare 12%
     Capital Goods 11%
     Consumer Staples 10%
     Consumer Cyclical 10%
     Utilities 8%
     Basic Materials 5%
     Cash and Other Assets 4%
     Other Sectors 5%

Mid-Cap Fund Cumulative Performance Of $10,000 Since Inception

GRAPHIC: Line chart showing Mid-Cap Fund Cumulative Performance of $10,000 Since Inception for the following:

                                      2/01          4/01      10/01
Class A Shares                     $ 9,470       $ 9,839    $ 8,977
Class B Shares                      10,000         9,930      9,006
S&P 400 Midcap Index                10,000        10,278      9,126

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      MEMBERS Mid-Cap Fund Average Annual Total Return

                               % Return Without Sales Charge        % Return After Sales Charge***
                                          Since                                 Since
                                         Inception                             Inception
                                       to 10/31/01+                          to 10/31/01+
                                       ------------                          ------------
Class A Shares*                            -5.20%                               -10.23%
Class B Shares**                           -5.70                                 -9.94
Lipper Mid-Cap Value Index                 -5.00                                   --
S&P 400 Mid Cap Index                      -8.74                                   --

   * Maximum Sales Charge is 5.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
 *** Assuming Maximum Sales Charge
   + Fund commenced operations on February 28, 2001. Returns are not annualized.

                             Fund Performance Review

                              Emerging Growth Fund

Investment Objective

The Emerging Growth Fund seeks long-term capital appreciation.

Portfolio Management

MEMBERS Capital Advisorsuses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. Massachusetts Financial Services Company (MFS) is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.

Primary Investment Strategies

The Emerging Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. The Fund seeks securities of emerging growth compan-ies, which are companies that are either:

o relatively small or early in their life cycle, but have the potential to become much larger enterprises, or

o major enterprises whose rates of earnings growth are anticipated to accelerate because of changes such as new management, new products, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company.

For a listing of the securities held in the portfolio at October 31, 2001, please turn to page 39.

For the 12 months ended October 31, 2001, the MEMBERS Emerging Growth Fund provided a total return of -45.74% (Class A shares at net asset value), compared to -39.34% over the same period for the Russell 3000 Growth Index. This index reflects companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000 Growth Index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes. During the same period, the Lipper Large-Cap Growth Fund Index returned -40.27%.

Several factors caused the Fund to underperform its benchmark and its Lipper peers over the past 12 months. First, the Fund was not positioned to benefit from the rally in economically sensitive stocks that took place after the Federal Reserve Board began aggressively cutting interest rates in early 2001. Going into the first quarter of this year, the Fund was positioned in more defensive stocks, in part because many companies had warned that first-quarter earnings were going to be disappointing. After the interest rate cut, additions were made to positions in companies that could benefit from the Fed's efforts to reinvigorate the economy, including firms in media, technology and retail.

Many of these stocks did not perform well when earnings and revenue proved to be weaker than expected. Technology companies that had been "best of breed" in their areas, including storage, Internet infrastructure, hardware and software firms, reported extremely disappointing earnings. As these leaders sharply reduced their projections for earnings and growth rates going into the second quarter, their stock prices tumbled. Stocks of EMC Corp., QLogic, VERITAS, Check Point Software and many other companies dropped by as much as 50% to 70%. And just when many observers appeared to be feeling the economy might be bottoming, the events of September 11 accelerated the downward trend. Investors became increasingly concerned that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP), and which had held up surprisingly well in the downturn prior to September 11, might fall off dramatically.

Performance was helped by some well-timed sales of basic materials companies and specialty retailers that sported high valuations. Some specialty retail holdings were eliminated, such as American Eagle Outfitters, Jones Apparel Group and Abercrombie and Fitch, based on concerns about a potentially weak fall fashion cycle. As a result, the dramatic drop in those stocks toward the end of the period was avoided.

Given the market volatility experienced thus far in 2001, the Fund is positioned in companies that should benefit from a recovery in economic growth and may be poised to benefit from other factors such as new product cycles or favorable demographic trends. At the end of the period, about 36% of the Fund's holdings were from the technology sector, based on expectations that companies will spend more on hardware and software as business improves.

The second-highest concentration was in health care stocks with greatest emphasis on emerging pharmaceuticals, biotechnology, health care services and generic drug companies. Emphasis has also been placed on leisure stocks including radio and TV broadcasters and video game software companies. With new hardware platforms coming to market from Microsoft and Nintendo to compete with Sony's popular Playstation 2, we think there will be a multi-year cycle of strong software demand starting in 2002. Although broadcast advertising trends were disappointing, interest rate cuts in the United States and around the world should help improve ad revenues in 2002.

Smaller positions are held in the consumer staples and energy areas because, in an economic recovery, there may be greater upside potential in companies with more economic sensitivity. Some of the most attractive new investment ideas have been in the small- and mid-cap segments of the market. Valuations in those areas are more appealing, and many of these companies are meeting or beating their earnings expectations.

Amid the downturn in many technology stocks, there may be good opportunities among the semiconductor and semiconductor capital equipment companies, which historically have been very cyclical. Regardless of what happens in the economy in the near term, by the end of 2002, these companies should be spending to make smaller, more powerful chips for the next generation of products, and their stocks should be reacting accordingly.

MEMBERS Capital Advisors' Stock Portfolio Management Team -- Advisor Massachusetts Financial Services -- Subadvisor

                             Fund Performance Review

                              Emerging Growth Fund

GRAPHIC: Pie chart showing Emerging Growth Fund Diversification of Investments Among Market Sectors as follows:

     Technology 36%
     Healthcare 18%
     Consumer Cyclical 17%
     Financial Services 7%
     Capital Goods 7%
     Cash and Other Assets 6%
     Telecommunications 6%
     Other Sectors 13%

Emerging Growth Fund Cumulative Performance Of $10,000 Since Inception

GRAPHIC: Line chart showing Emerging Growth Fund Cumulative Performance of $10,000 Since Inception for the following:

                                      2/00          4/00      10/00        4/01     10/01
Class A Shares                     $ 9,470       $ 8,125    $ 7,453     $ 5,379   $ 4,044
Class B Shares                      10,000         8,194      7,478       5,405     4,051
S&P 500 Index                       10,000        10,648     10,531       8,170     7,909
Russell 2000 Index                  10,000         8,779      8,682       8,528     7,578
Russell 3000 Growth Index           10,000        10,023      9,221       6,839     5,594

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P and Russell index returns do not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                           MEMBERS Emerging Growth Fund Average Annual Total Return

                                    % Return Without Sales Charge        % Return After Sales Charge***
                                     12 Months           Since            12 Months           Since
                                       Ended           Inception            Ended           Inception
                                      10/31/01        to 10/31/01          10/31/01        to 10/31/01+
                                      --------        -----------          --------        ------------
Class A Shares*                        -45.74%           -39.90%             -48.62%           -41.83%
Class B Shares**                       -46.10            -40.32              -48.53            -41.76
Lipper Large-Cap Growth Index          -40.27            -29.93                 --                --
S&P 500 Index                          -24.90            -13.10                 --                --
Russell 2000 Index                     -12.70            -15.29                 --                --
Russell 3000 Growth Index              -39.34            -29.36                 --                --

   * Maximum Sales Charge is 5.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares. *** Assuming Maximum Sales Charge
   + Fund commenced operations on February 29, 2000.

                             Fund Performance Review

                            International Stock Fund

Investment Objective

The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.

Portfolio Management

MEMBERS Capital Advisorsuses one or more subadvisors under a "manager of managers" approach to make investment decisions for this fund. Lazard Asset Management is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.

Primary Investment Strategies

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign securities are issued by companies organized or whose principal operations are outside the U.S., issued by a foreign government, principally traded outside of the U.S., or quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks and other securities representing equity interests such as American depository receipts, European depository re-ceipts and Global depository receipts.

For a listing of the securities held in the portfolio at October 31, 2001, please turn to page 42.

International stocks generally declined in the twelve months ended October 31, 2001. The combination of higher energy prices, rising interest rates, and cyclical factors in the manu-facturing and technology industries all combined to produce a global economic slowdown which took hold in the first few months of 2001. This slowdown was exacerbated by the September 11 terrorist attacks, which hurt consumer confidence and trade across the globe.

As 2000 ended, much was expected from European economies, but energy costs and reduced U.S. demand for European exports depressed economic activity more than had been anticipated. Japan has apparently failed in its most recent attempt to break out of a decade of economic stagnation, despite a reformist government and some positive signs early in the year. A high ratio of personal savings to consumption continues to hold back Japanese economic development, Japan's banking system is weak, and Japan's industrial base is particularly sensitive to the sort of volatility in energy prices which plagued the global economy during the last twelve months. Emerging markets had a volatile, mostly negative year as well; they performed well during the winter, slipped in the spring as concerns deepened about the Argentine debt crisis and Turkish inflation, recovered, pulled back sharply after the September 11 terrorist attacks on fears of a widespread slowdown in trade, overseas investment and economic activity, and then recovered again during the month of October.

A consistently strong U.S. dollar held down returns of investments denominated in international currencies. The MSCI EAFE Index of large European and Australasian companies returned -24.68% for the twelve months ended October 31; the MSCI Small Cap EAFE Index of smaller companies returned -14.18% during this period; and the MSCI Emerging Markets Free Index returned -23.46% for the period. The MEMBERS International Stock Fund (Class A Shares at net asset value) returned -22.88%. Its performance versus the MSCI EAFE Index was helped by its exposure to small-cap international stocks, which tended to hold up better than larger stocks during the global economic slowdown. The MEMBERS International Stock Fund also outperformed the Lipper International Fund Index of its peers, which returned -24.09% during the period.

The large-cap portion of the MEMBERS International Stock Fund benefited from its underweight position in technology shares, and the technology stocks it does hold defended well in the widespread decline of growth and more speculative shares which developed over the course of the year. Fujitsu, for instance, rebounded after announcing a sweeping restructuring plan; we hope that this is a harbinger of more Japanese companies demonstrating an increased willingness to take the hard steps necessary to ensure global competitiveness. Strong stock selection in the consumer staples area also helped the Fund to outperform its peers. Less positive was stock selection in the consumer discretionary sector. For example, Lagardere fell, despite exceeding earnings expectations, on concerns that advertising revenues will continue to decline in the current economic environment.

The small-cap portion of the Fund performed well, partly due to its defensive overweight of sectors such as consumer staples, including tobacco and healthcare. Good stock selection, particularly in Japan, Sweden, the United Kingdom and France also helped the Fund. Performance suffered from an underweight position in Australia/New Zealand, an economic zone which has been largely isolated from the global economic slowdown.

The emerging markets portion of the Fund benefited from an underweighting in information technology, a sector which performed poorly throughout the period. Good stock selection in Chile, South Africa and Taiwan helped the Fund, but stock selection in Brazil, India and Mexico was a drag on performance. Israeli software company Check Point Software declined sharply on domestic unrest and signs of slowing growth. CNOOC, a Chinese energy concern, on the other hand, was strong after agreeing to develop offshore oil and gas production in cooperation with Royal Dutch Shell.

Given downside risks to the global economy and new geopolitical uncertainties, we believe that a cautious, value-oriented approach will continue to serve the MEMBERS International Stock Fund well. We do remain confident in our current portfolio, which we believe offers high financial productivity and cheap valuations which will enable it to better defend in the current economic climate, as well as to benefit from an economic recovery. Any continued volatility in worldwide economies and financial markets will, we believe, offer opportunities to take advantage of swings in sentiment in order to capture attractive opportunities. In recent months we have reduced the portfolio's exposure to economically defensive sectors, which have held up well in the face of market weakness, and are selectively committing capital to companies with more upside potential as market sentiment improves.

MEMBERS Capital Advisors' Stock Portfolio Management Team -- Advisor Lazard Asset Management -- Subadvisor

                             Fund Performance Review

                            International Stock Fund

GRAPHIC: Pie chart showing Growth and Income Fund Diversification of Investments Among Market Sectors as follows:

     United  Kingdom 15%
     Japan 15%
     France 11%
     Netherlands 11%
     Italy 5%
     Germany 3%
     Switzerland 3%
     Spain 3%
     Cash and Other Assets 3%
     Other Countries 31%

International Stock Fund Cumulative Performance Of $10,000 Since Inception

GRAPHIC: Line chart showing International Stock Fund Cumulative Performance of $10,000 Since Inception for the following:

                                     12/97          4/98      10/98        4/99     10/99      4/00     10/00        4/01      10/01
Class A Shares                     $ 9,470       $11,157    $ 9,811     $10,840   $11,479   $11,033   $10,402     $ 9,678    $ 8,031
Class B Shares                      10,000        11,301      9,840      10,916    11,545    11,103    10,413       9,703      7,987
Morgan Stanley Capital
 International Europe, Asia
 & Far East Index                   10,000        11,592     11,090      12,035    13,683    14,619    10,410      12,257     10,033

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the MSCI EAFE Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                       MEMBERS International Stock Fund Average Annual Total Return

                                                % Return Without Sales Charge              % Return After Sales Charge***
                                              12 Months    3 Years      Since              12 Months   3 Years       Since
                                                Ended       Ended     Inception             Ended       Ended      Inception
                                              10/31/01    10/31/01   to 10/31/01+          10/31/01    10/31/01   to 10/31/01+
                                              --------    --------   ------------          --------    --------   ------------
Class A Shares*                                -22.88%      -6.49%      -4.23%             -26.93%      -8.17%      -5.58%
Class B Shares**                               -23.48       -7.16       -4.93              -26.92       -8.12       -5.59
Lipper International Stock Fund Index          -24.09       -1.14        0.45                 --          --          --
MSCI EAFE Index                                -24.68       -3.29        0.08                 --          --          --

   * Maximum Sales Charge is 5.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares. *** Assuming Maximum Sales Charge
   + Fund commenced operations on December 29, 1997.

                  CASH RESERVES FUND-- Portfolio of Investments

                                                       Value
Par Value                                             (Note 2)

CORPORATE NOTES AND BONDS - 2.38%

           Finance - 2.38%
$500,000 Merrill Lynch & Co., Inc.
           5.710%, due 01/15/02                   $      502,190

           Total Corporate Notes and Bonds               502,190
           ( Cost $502,190 )

COMMERCIAL PAPER (A) - 47.01%

           Capital Goods - 1.85%
  390,000  United Technologies Corp.
           2.400%, due 11/19/01                          389,532

           Chemicals - 2.37%
  500,000  Pfizer, Inc.
           2.250%, due 11/20/01                          499,406

           Consumer Staples - 7.34%
  750,000  Kimberly-Clark Corp.
           2.480%, due 11/26/01                          748,708
  800,000  Procter & Gamble Co.
           2.200%, due 12/04/01                          798,387
                                                       1,547,095

           Finance - 26.70%
1,000,000  Caterpillar Financial Services Corp.
           2.340%, due 12/13/01                          997,270
  750,000  CXC, Inc.
           2.550%, due 11/16/01                          749,203
  750,000  General Electric Capital Corp.
           3.360%, due 01/22/02                          744,260
  700,000  Goldman Sachs Group, Inc.
           2.300%, due 01/07/02                          697,003
  700,000  Household Finance Corp.
           2.120%, due 01/09/02                          697,156
  750,000  Moat Funding LLC
           2.290%, due 12/18/01                          747,758
1,000,000  Wells Fargo Co.
           2.100%, due 01/30/02                          994,750
                                                       5,627,400

           Healthcare - 3.31%
  700,000  Merck & Co., Inc.
           2.350%, due 11/29/01                          698,721

           Media - 3.07%
  649,000  McGraw-Hill Cos., Inc.
           2.400%, due 12/03/01                          647,615

           Transportation - 2.37%
  500,000  United Parcel Service America, Inc., Class B
           3.320%, due 11/01/01                          500,000

           Total Commercial Paper                      9,909,769
           ( Cost $9,909,769 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 43.28%

           Federal Farm Credit Bank - 6.14%
$ 700,000  3.370%, due 11/13/01               $          699,213
  600,000  3.290%, due 02/28/02                          593,475
                                                       1,292,688

           Federal Home Loan Bank - 15.40%
  500,000  3.350%, due 11/06/01                          499,767
  527,000  2.380%, due 12/21/01                          525,258
  700,000  2.290%, due 01/04/02                          697,150
1,000,000  5.250%, due 04/25/02                        1,013,865
  500,000  6.000%, due 08/15/02                          510,355
                                                       3,246,395

           Federal Home Loan Mortgage Corp. - 7.56%
  500,000  3.810%, due 12/06/01                          498,148
  300,000  2.320%, due 12/13/01                          299,188
  800,000  2.250%, due 01/17/02                          796,150
                                                       1,593,486

           Federal National Mortgage Association - 14.18%
  500,000  3.410%, due 11/08/01                          499,669
  500,000  2.340%, due 11/19/01                          499,415
  200,000  3.350%, due 11/29/01                          199,479
  500,000  2.250%, due 12/12/01                          498,719
  700,000  2.290%, due 12/27/01                          697,506
  600,000  3.340%, due 02/07/02                          594,322
                                                       2,989,110

           Total U.S. Government and
           Agency Obligations                          9,121,679
           ( Cost $9,121,679 )

BANKERS ACCEPTANCE NOTE (A) - 4.73%

           Finance - 4.73% 1,000,000 Bank of America Corp.
           2.460%, due 12/10/01                          997,335

           Total Bankers Acceptance Note                 997,335
           ( Cost $997,335 )

   Shares

INVESTMENT COMPANY - 2.71%

  571,590  SSgA Prime Money Market Fund                  571,590

           Total Investment Company                      571,590
           ( Cost $571,590 )

TOTAL INVESTMENTS  - 100.11%                          21,102,563
( Cost $21,102,563** )
NET OTHER ASSETS AND LIABILITIES  - (0.11)%(23,482)
TOTAL NET ASSETS - 100.00%                        $   21,079,081

       ** Aggregate cost for Federal tax purposes.
      (A) Rate noted represents annualized yield at time of purchase.

                      BOND FUND -- Portfolio of Investments

                                                       Value
Par Value                                             (Note 2)

ASSET BACKED - 4.16%

           Mortgage Related - 4.16%
$ 550,000  ABSC Long Beach Home Equity Trust
           Series 2000-LB1, Class AF5
           8.050%, due 09/21/30                   $      603,024
  600,000  Conseco Finance Securitizations Corp.
           Series 2001-1, Class M1
           7.535%, due 07/01/32                          633,758
  700,000  Green Tree Home Equity Loan Trust
           Series 1999-A, Class B1
           8.970%, due 11/15/27                          729,865
  500,000  Residental Funding Mortgage Securites Corp.
           Series 2000-HI2, Class AI3
           7.900%, due 02/25/15                          528,850

           Total Asset Backed                          2,495,497
           ( Cost $2,390,047 )

COMMERCIAL MORTGAGE BACKED - 3.90%

           Mortgage Related - 3.90%
  600,000  Banc America Large Loan, Inc.
           Series 2001, Class A2 (C)
           6.490%, due 12/13/16                          634,640
  500,000  Chase Commercial Mortgage Securities Corp.
           Series 2000-1, Class A2
           7.757%, due 04/15/32                          565,369
  650,000  First Union National Bank of America
           Series 2001-C1, Class E
           6.624%, due 01/15/11                          677,230
  429,240  Morgan Stanley Capital I Inc.
           Series 1999-CAM1, Class A2
           6.760%, due 11/15/08                          460,503

           Total Commercial Mortgage Backed            2,337,742
           ( Cost $2,197,581 )

CORPORATE NOTES AND BONDS - 37.50%

           Capital Goods - 0.93%
  500,000  United Technologies Corp.
           7.125%, due 11/15/10                          555,150

           Chemicals - 1.13%
  450,000  Dow Chemical Co.
           7.375%, due 11/01/29                          505,003
  165,000  Eastman Chemical Co.
           6.375%, due 01/15/04                          170,227
                                                         675,230

           Communication Services - 2.45%
  500,000  Sprint Capital Corp.
           7.125%, due 01/30/06                          528,315
  250,000  Sprint Capital Corp.
           6.000%, due 01/15/07                          249,950
  250,000  Verizon Global Funding Corp.
           7.750%, due 12/01/30                          282,042
  400,000  WorldCom, Inc.
           8.250%, due 05/15/31                          409,583
                                                       1,469,890

           Consumer Staples - 0.44%
$250,000   Kellogg Co.
           6.000%, due 04/01/06                   $      262,127

           Energy - 11.43%
  400,000  Allegheny Energy, Inc.
           7.750%, due 08/01/05                          432,783
  500,000  American Electric Power, Inc.
           6.125%, due 05/15/06                          514,940
  250,000  Coastal Corp.
           7.500%, due 08/15/06                          268,261
  600,000  Conoco, Inc.
           5.900%, due 04/15/04                          624,842
  500,000  DTE Energy Co.
           6.450%, due 06/01/06                          528,717
  500,000  Energy East Corp.
           8.050%, due 11/15/10                          552,709
  250,000  ENSERCH Corp.
           6.375%, due 02/01/04                          262,199
  500,000  Kinder Morgan, Inc.
           6.650%, due 03/01/05                          527,129
  750,000  Niagara Mohawk Power Co.
           7.750%, due 05/15/06                          830,163
  400,000  Phillips Petroleum Co.
           8.500%, due 05/25/05                          451,383
  250,000  Progress Energy Inc.
           7.750%, due 03/01/31                          277,961
  450,000  Texaco Capital, Inc.
           5.700%, due 12/01/08                          466,147
  450,000  Ultramar Diamond Shamrock Corp.
           8.000%, due 03/15/05                          492,141
  600,000  Virginia Electric & Power Co., Series A
           5.750%, due 03/31/06                          624,110
                                                       6,853,485

           Finance - 11.67%
  400,000  ACE INA Holdings, Inc.
           8.300%, due 08/15/06                          436,304
  500,000  Bank One Corp.
           6.000%, due 08/01/08                          514,141
  600,000  BankAmerica Corp.
           8.500%, due 01/15/07                          684,881
  500,000  Barclays Bank PLC (B)(C)(D)
           8.550%, due 09/29/49                          585,816
  300,000  First Bank National Association
           7.550%, due 06/15/04                          327,779
  550,000  General Electric Global Insurance Corp.
           7.000%, due 02/15/26                          591,815
  500,000  Goldman Sachs Group, Inc.
           7.350%, due 10/01/09                          542,952
  250,000  Household Finance Corp.
           6.500%, due 11/15/08                          263,431
  500,000  Merrill Lynch & Co., Inc.
           6.000%, due 02/17/09                          512,367
  500,000  Morgan Stanley Dean Witter & Co.
           6.100%, due 04/15/06                          525,271
  300,000  UBS Preferred Funding Trust
           8.622%, due 10/01/10                          350,088
  300,000  Wachovia Corp.
           4.950%, due 11/01/06                          301,110

$ 400,000  Wachovia Corp.
           6.150%, due 03/15/09                   $      410,222
  500,000  Washington Mutual Finance
           6.250%, due 05/15/06                          527,732
  400,000  Wells Fargo Financial, Inc.
           5.875%, due 08/15/08                          417,742
                                                       6,991,651

           Healthcare - 0.88%
  500,000  American Home Products Corp.
           6.250%, due 03/15/06                          530,313

           Industrials - 2.86%
  250,000  Caterpillar Financial Services Corp.
           7.590%, due 12/10/03                          269,874
  500,000  Ford Motor Credit Co.
           7.600%, due 08/01/05                          526,601
  600,000  General Motors Acceptance Corp.
           6.875%, due 09/15/11                          590,262
  300,000  International Paper Co.
           8.125%, due 07/08/05                          329,921
                                                       1,716,658

           REITS - 1.12%
  150,000  Host Marriott Corp., Series B
           7.875%, due 08/01/08                          129,375
  500,000  Spieker Properties LP
           7.650%, due 12/15/10                          538,305
                                                         667,680

           Retail - 1.18%
  250,000  Delhaize America, Inc. (C)
           7.375%, due 04/15/06                          272,841
  395,000  Safeway, Inc.
           7.000%, due 09/15/07                          434,825
                                                         707,666

           Technology - 0.46%
  250,000  Lockheed Martin Corp.
           7.250%, due 05/15/06                          274,708

           Telecommunications - 1.82%
  400,000  AOL Time Warner, Inc.
           6.125%, due 04/15/06                          417,039
  250,000  Comcast Cable Communications
           8.375%, due 05/01/07                          283,716
  350,000  TCI Communciations, Inc.
           8.650%, due 09/15/04                          389,944
                                                       1,090,699

           Transportation - 1.13%
  250,000  Burlington Northern Santa Fe Corp.
           6.375%, due 12/15/05                          263,192
  400,000  Norfolk Southern Corp.
           7.250%, due 02/15/31                          416,811
                                                         680,003

           Total Corporate Notes and Bonds            22,475,260
           ( Cost $21,493,462 )

MORTGAGE BACKED - 25.84%
           Federal Home Loan Mortgage Corp. - 7.57%
$ 500,000  6.500%, due 07/15/09 Series 1870 Class VC $   526,860
  239,554  8.000%, due 06/01/30 Pool # C01005            253,386
1,000,000  6.500%, due 07/15/30 Series 2351 Class PX   1,019,507
  470,983  7.000%, due 03/01/31 Pool # C48133            491,219
  387,902  7.000%, due 03/01/31 Pool # C48580            404,387
1,187,483  6.500%, due 06/01/31 Pool # C54217          1,223,999
  600,000  6.500%, due 12/01/31 TBA                      617,628
                                                       4,536,986

           Federal National Mortgage Association - 9.61%
  523,026  6.100%, due 04/01/11 Pool # 383475            557,562
  578,169  6.000%, due 05/01/16 Pool # 582558            594,357
  982,217  6.000%, due 05/01/21 Pool # 253847          1,004,466
1,600,000  6.000%, due 03/25/27 Series 1998-63
            Class PG                                   1,645,152
  158,179  8.000%, due 05/01/30 Pool # 537433            167,286
  193,915  7.500%, due 06/01/30 Pool # 541215            203,174
  792,941  6.000%, due 07/01/31 Pool # 253888            802,354
  750,000  7.000%, due 12/01/31 TBA                      781,641
                                                       5,755,992

           Government National Mortgage Association - 8.66%
  320,015  8.000%, due 10/20/15 Pool # 002995            337,856
  500,000  7.500%, due 01/20/26 Series 1999-33 Class H   521,195
  916,900  6.500%, due 02/20/29 Pool # 2714              943,840
  312,397  7.500%, due 05/20/30 Pool # 2921              327,449
  271,912  8.000%, due 05/20/30 Pool # 2922              287,042
  161,839  7.500%, due 06/20/30 Pool # 2934              169,637
1,000,000  6.500%, due 08/16/30 Series 2001-10
            Class PD                                   1,030,798
  639,658  7.500%, due 08/20/30 Pool # 002957            670,478
  875,612  6.500%, due 04/20/31 Pool # 003068            901,508
                                                       5,189,803

           Total Mortgage Backed                      15,482,781
           ( Cost $14,953,513 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.80%

           Federal Home Loan Bank - 4.30%
  300,000  4.000%, due 10/18/04                          304,290
  500,000  7.801%, due 02/20/07                          499,380
  750,000  5.490%, due 12/22/08                          791,008
  955,000  5.800%, due 11/07/11                          982,872
                                                       2,577,550

           Federal Home Loan Mortgage Corp. - 3.46%
1,250,000  5.000%, due 05/15/04                        1,308,026
  500,000  4.250%, due 10/03/05                          505,661
  250,000  5.375%, due 08/16/06                          262,079
                                                       2,075,766

           Federal National Mortgage Association - 1.74%
  200,000  3.500%, due 09/15/04                          201,737
  500,000  6.250%, due 07/19/11                          532,073
  300,000  5.500%, due 10/18/11                          307,853
                                                       1,041,663

           Student Loan Marketing Association - 0.87%
$ 500,000  5.000%, due 06/30/04               $          523,479

           U.S. Treasury Bonds - 5.80%
  500,000  11.125%, due 08/15/03                         575,996
  500,000  9.125%, due 05/15/09                          575,098
1,950,000  6.250%, due 05/15/30                        2,324,308
                                                       3,475,402

           U.S. Treasury Notes - 8.63%
1,500,000  5.875%, due 11/15/04                        1,625,508
1,100,000  7.500%, due 02/15/05                        1,251,121
1,100,000  6.250%, due 02/15/07                        1,233,633
1,000,000  5.000%, due 08/15/11                        1,058,086
                                                       5,168,348
           Total U.S. Government and
           Agency Obligations                         14,862,208
           ( Cost $14,247,760 )

COMMERCIAL PAPER (A) - 2.17%

           Finance - 2.17%
  600,000  Ford Motor Credit Co.
           2.800%, due 11/14/01                          599,393
  700,000  General Motors Acceptance Corp.
           2.770%, due 11/14/01                          699,300

           Total Commercial Paper                      1,298,693
           ( Cost $1,298,693 )

INVESTMENT COMPANY - 3.63%
1,811,051  SSgA Prime Money Market Fund$1,811,051
  366,000  State Street Navigator Securities
           Lending Prime Portfolio (F)                   366,000

           Total Investment Company                    2,177,051
           ( Cost $2,177,051 )

TOTAL INVESTMENTS  - 102.00%                          61,129,232
( Cost $58,758,107** )
NET OTHER ASSETS AND LIABILITIES  - (2.00)%          (1,197,338)
TOTAL NET ASSETS  - 100.00%                       $   59,931,894

     **   Aggregate cost for Federal tax purposes.
     (A)  Rate noted represents annualized yield at time of purchase.
     (B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     (D) Notes and bonds, issued by foreign entities, denominated in U.S.dollars. The aggregate of these securities are 0.98% of total net assets.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $358,356.
     TBA  To Be Announced.

                    BALANCED FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 51.03%

           Basic Materials - 1.64%
   27,000  Dow Chemical Co.                       $      897,750
   30,000  Rohm and Haas Co.                             974,100
   14,000  Willamette Industries, Inc.                   655,900
                                                       2,527,750

           Capital Goods - 5.26%
   20,600  Celestica, Inc. *                             706,992
   30,000  Dover Corp.                                   988,500
   15,000  Emerson Electric Co.                          735,300
   26,000  Honeywell International, Inc.                 768,300
   14,500  Illinois Tool Works, Inc.                     829,400
   54,000  Pall Corp.                                  1,096,200
   24,000  Textron, Inc.                                 759,600
   27,000  Tyco International, Ltd.                    1,326,780
   16,400  United Technologies Corp.                     883,796
                                                       8,094,868

           Communication Services - 3.10%
   18,000  ALLTEL Corp.                                1,028,520
   40,984  AT&T Corp.                                    625,006
   41,022  AT&T Wireless Services, Inc. *                592,358
   34,000  Sprint Corp. (FON Group)                      680,000
   22,020  Verizon Communications                      1,096,816
   30,000  Vodafone Group PLC, ADR                       693,600
    3,000  WorldCom, Inc.                                 40,350
    1,520  WorldCom, Inc. - MCI Group                     18,012
                                                       4,774,662

           Consumer Cyclical - 3.92%
   29,100  Carnival Corp.                                633,798
   63,400  IMS Health, Inc.                            1,354,858
   79,900  Target Corp.                                2,488,885
   39,700  Tiffany & Co.                                 928,583
   12,300  Wal-Mart Stores, Inc.                         632,220
                                                       6,038,344

           Consumer Staples - 5.95%
   37,300  Cox Communications, Inc., Class A *         1,428,590
   43,800  CVS Corp.                                   1,046,820
   17,300  General Mills, Inc.                           794,416
   26,400  Kimberly-Clark Corp.                        1,465,464
   66,200  McDonald's Corp.                            1,725,834
   21,900  Safeway, Inc. *                               912,135
   46,300  Sara Lee Corp.                              1,032,027
   40,100  Walt Disney Co.                               745,459
                                                       9,150,745

           Energy - 3.76%
   18,964  BP PLC, ADR                                   916,720
   31,500  ExxonMobil Corp.                            1,242,675
   12,500  Kerr-McGee Corp.                              720,000
   20,800  Schlumberger, Ltd.                          1,007,136
    5,616  Transocean Sedco Forex, Inc.                  169,322
   26,200  Unocal Corp.                                  843,640
   32,000  USX-Marathon Group                            882,880
                                                       5,782,373

           Finance - 8.83%
   51,000  Allstate Corp.                         $    1,600,380
   22,796  Bank of America Corp.                       1,344,736
   29,290  Bank One Corp.                                972,135
   12,000  Chubb Corp.                                   819,600
   55,000  Citigroup, Inc.                             2,503,600
   23,000  Countrywide Credit Industries, Inc.           918,390
   28,700  FleetBoston Financial Corp.                   943,082
   17,000  Household International, Inc.                 889,100
   23,050  MBIA, Inc.                                  1,061,683
   26,000  Morgan Stanley Dean Witter & Co.            1,271,920
   32,000  Wells Fargo & Co.                           1,264,000
                                                      13,588,626

           Healthcare - 7.52%
   28,600  American Home Products Corp.                1,596,738
   32,300  Applera Corp. - Applied Biosytems Group       942,514
   29,900  Baxter International, Inc.                  1,446,263
   41,600  Bristol-Myers Squibb Co.                    2,223,520
   16,300  Genzyme Corp. *                               879,385
   24,000  GlaxoSmithKline PLC, ADR                    1,279,200
   15,200  MedImmune, Inc. *                             596,448
   44,802  Pharmacia Corp.                             1,815,377
   34,200  QLT, Inc. *                                   784,548
                                                      11,563,993

           Technology - 8.35%
   26,000  3Com Corporation                              107,640
   87,800  ADC Telecommunications, Inc. *                399,490
   14,540  Agilent Technologies, Inc. *                  323,806
   13,200  Applied Materials, Inc. *                     450,252
   27,700  Computer Sciences Corp. *                     994,707
   27,200  Conexant Systems, Inc. *                      276,080
   37,800  EMC Corp.                                     465,696
   59,300  Gateway, Inc. *                               335,045
   36,500  Hewlett-Packard Co.                           614,295
   20,700  International Business Machines Corp.       2,237,049
   69,600  Keane, Inc. *                                 985,536
   42,738  Koninklijke (Royal) Philips
           Electronics N.V., ADR                         963,742
   28,600  Micron Technology, Inc. *                     650,936
   71,000  Motorola, Inc.                              1,162,270
   47,423  Palm, Inc. *                                  116,661
   40,600  PeopleSoft, Inc. *                          1,208,662
   41,500  Texas Instruments, Inc.                     1,161,585
   14,196  VERITAS Software Corp. *                      402,882
                                                      12,856,334

           Transportation - 0.66%
    5,000  Delta Air Lines, Inc.                         114,300
   22,000  FedEx Corp. *                                 903,760
                                                       1,018,060

           Utilities - 2.04%
   37,000  Duke Energy Corp.                           1,421,170
   15,000  El Paso Corp.                                 735,900
   34,000  Williams Cos., Inc.                           981,580
                                                       3,138,650

           Total Common Stocks                        78,534,405
           ( Cost $89,814,865 )

ASSET BACKED - 1.90%
           Mortgage Related - 1.90%
$ 850,000  ABSC Long Beach Home Equity Trust
           Series 2000-LB1, Class AF5
           8.050%, due 09/21/30                   $      931,946
  900,000  Conseco Finance Securitizations Corp.
           Series 2001-1, Class M1
           7.535%, due 07/01/32                          950,638
1,000,000  Green Tree Home Equity Loan Trust
           Series 1999-A, Class B1
           8.970%, due 11/15/27                        1,042,663

           Total Asset Backed                          2,925,247
           ( Cost $2,802,808 )

COMMERCIAL MORTGAGE BACKED - 2.11%

           Mortgage Related - 2.11%
  900,000  Banc America Large Loan, Inc.
           Series 2001, Class A2 (C)
           6.490%, due 12/13/16                          951,961
  500,000  Chase Commercial Mortgage Securities Corp.,
           Series 2000-1, Class A2
           7.757%, due 04/15/32                          565,369
1,000,000  First Union National Bank of America
           Series 2001-C1, Class E
           6.624%, due 01/15/11                        1,041,892
  643,859  Morgan Stanley Capital I Inc.
           Series 1999-CAM1, Class A2
           6.760%, due 11/15/08                          690,755

           Total Commercial Mortgage Backed            3,249,977
           ( Cost $3,061,436 )

CORPORATE NOTES AND BONDS - 17.75%

           Capital Goods - 0.36%
  500,000  United Technologies Corp.
           7.125%, due 11/15/10                          555,150

           Chemicals - 0.37%
  500,000  Dow Chemical Co.
           7.375%, due 11/01/29                          561,115

           Communication Services - 1.10%
  500,000  Sprint Capital Corp.
           7.125%, due 01/30/06                          528,315
  250,000  Sprint Capital Corp.
           6.000%, due 01/15/07                          249,950
  350,000  Verizon Global Funding Corp. (C)
           7.750%, due 12/01/30                          394,859
  500,000  WorldCom, Inc.
           8.250%, due 05/15/31                          511,978
                                                       1,685,102

           Consumer Staples - 0.24%
  350,000  Kellogg Co.
           6.000%, due 04/01/06                          366,977

           Energy - 5.22%
$400,000   Allegheny Energy, Inc.
           7.750%, due 08/01/05                   $      432,783
  500,000  American Electric Power, Inc.
           6.125%, due 05/15/06                          514,940
  500,000  Chevron Corp.
           6.625%, due 10/01/04                          539,906
  500,000  Coastal Corp.
           7.500%, due 08/15/06                          536,522
  600,000  Conoco, Inc.
           5.900%, due 04/15/04                          624,842
  500,000  DTE Energy Co.
           6.450%, due 06/01/06                          528,717
  500,000  Energy East Corp.
           8.050%, due 11/15/10                          552,709
  650,000  Kinder Morgan, Inc.
           6.650%, due 03/01/05                          685,268
  750,000  Niagara Mohawk Power Co.
           7.750%, due 05/15/06                          830,163
  500,000  Phillips Petroleum Co.
           8.500%, due 05/25/05                          564,229
  350,000  Progress Energy Inc.
           7.750%, due 03/01/31                          389,145
  450,000  Texaco Capital, Inc.
           5.700%, due 12/01/08                          466,147
  450,000  Ultramar Diamond Shamrock Corp.
           8.000%, due 03/15/05                          492,141
  350,000  Virginia Electric & Power Co., Series A
           5.750%, due 03/31/06                          364,064
  500,000  YPF Sociedad Anonima (D)
           8.000%, due 02/15/04                          510,697
                                                       8,032,273

           Finance - 5.58%
  500,000  ACE INA Holdings, Inc.
           8.300%, due 08/15/06                          545,379
  500,000  Bank One Corp.
           6.000%, due 08/01/08                          514,141
  250,000  BankAmerica Corp.
           8.500%, due 01/15/07                          285,367
  500,000  Barclays Bank PLC (B)(C)(D)
           8.550%, due 09/29/49                          585,816
  500,000  Bear Stearns Co., Inc.
           6.500%, due 05/01/06                          526,687
  500,000  First Bank National Association
           7.550%, due 06/15/04                          546,299
  350,000  General Electric Global Insurance Corp.
           7.000%, due 02/15/26                          376,610
  500,000  Goldman Sachs Group, Inc.
           7.350%, due 10/01/09                          542,952
  350,000  Household Finance Corp.
           6.500%, due 11/15/08                          368,803
  500,000  J.P. Morgan Chase & Co.
           7.125%, due 06/15/09                          545,176
  500,000  Merrill Lynch & Co., Inc.
           6.000%, due 02/17/09                          512,367
  500,000  Morgan Stanley Dean Witter & Co.,
           6.100%, due 04/15/06                          525,271
  355,000  Royal & Sun Alliance Insurance Group PLC (C)(D)
           8.950%, due 10/15/29                          370,771
  500,000  UBS Preferred Funding Trust
           8.622%, due 10/01/10                          583,480

$200,000   Wachovia Corp.
           4.950%, due 11/01/06                   $      200,740
  500,000  Wachovia Corp.
           6.150%, due 03/15/09                          512,778
  500,000  Washington Mutual Finance
           6.250%, due 05/15/06                          527,731
  500,000  Wells Fargo Financial, Inc.
           5.875%, due 08/15/08                          522,178
                                                       8,592,546

           Healthcare - 0.34%
  500,000  American Home Products Corp.
           6.250%, due 03/15/06                          530,313

           Industrials - 1.16%
  350,000  Caterpillar Financial Services Corp.
           7.590%, due 12/10/03                          377,824
  350,000  Ford Motor Credit Co.
           7.600%, due 08/01/05                          368,621
  500,000  General Motors Acceptance Corp.
           6.875%, due 09/15/11                          491,885
  500,000  International Paper Co.
           8.125%, due 07/08/05                          549,868
                                                       1,788,198

           REITS - 0.36%
  500,000  EOP Operating LP
           8.100%, due 08/01/10                          558,144

           Retail - 0.86%
  500,000  Delhaize America, Inc. (C)
           7.375%, due 04/15/06                          545,681
  300,000  Kroger Co.
           7.800%, due 08/15/07                          337,809
  400,000  Safeway, Inc.
           7.000%, due 09/15/07                          440,330
                                                       1,323,820

           Technology - 0.25%
  350,000  Lockheed Martin Corp.
           7.250%, due 05/15/06                          384,592

           Telecommunications - 1.33%
  500,000  AOL Time Warner, Inc.
           6.125%, due 04/15/06                          521,299
  350,000  Comcast Cable Communications
           8.375%, due 05/01/07                          397,202
  500,000  TCI Communciations, Inc.
           8.650%, due 09/15/04                          557,062
  537,000  Telephone & Data Systems, Inc.
           7.000%, due 08/01/06                          566,340
                                                       2,041,903

           Transportation - 0.58%
  350,000  Burlington Northern Santa Fe Corp.
           6.375%, due 12/15/05                          368,469
  500,000  Norfolk Southern Corp.
           7.250%, due 02/15/31                          521,014
                                                         889,483

           Total Corporate Notes and Bonds            27,309,616
           ( Cost $25,873,459 )

MORTGAGE BACKED - 14.24%
           Federal Home Loan Mortgage Corp. - 4.10%
$ 610,262  7.500%, due 08/15/21 Series 2248 Class D $    638,673
  443,175  8.000%, due 06/01/30 Pool # C01005            468,764
1,300,000  6.500%, due 07/15/30 Series 2351 Class PX   1,325,358
1,070,889  7.000%, due 03/01/31 Pool # C48131          1,116,401
1,781,225  6.500%, due 06/01/31 Pool # C54217          1,835,998
  900,000  6.500%, due 12/01/31 TBA                      926,442
                                                       6,311,636

           Federal National Mortgage Association - 5.38%
  836,842  6.100%, due 04/01/11 Pool # 383475            892,099
  484,822  6.500%, due 09/01/15 Pool # 547618            500,495
  867,253  6.000%, due 05/01/16 Pool # 582558            891,536
1,375,104  6.000%, due 05/01/21 Pool # 253847          1,406,253
1,400,000  6.000%, due 03/25/27 Series 1998-63
           Class PG                                    1,439,508
  405,836  8.000%, due 09/01/29 Pool # 519049            429,676
  452,467  7.500%, due 06/01/30 Pool # 541215            474,072
  991,177  6.000%, due 07/01/31 Pool # 253888          1,002,942
1,200,000  7.000%, due 12/01/31 TBA                    1,250,625
                                                       8,287,206

           Government National Mortgage Association - 4.76%
  209,318  8.000%, due 10/20/15 Pool # 002995            220,988
1,283,660  6.500%, due 02/20/29 Pool # 2714            1,321,376
  624,794  7.500%, due 05/20/30 Pool # 2921              654,898
  271,912  8.000%, due 05/20/30 Pool # 2922              287,042
  161,839  7.500%, due 06/20/30 Pool # 2934              169,637
1,800,000  6.500%, due 08/16/30 Series 2001-10 Class PD1,855,437
  639,658  7.500%, due 08/20/30 Pool # 002957            670,479
  616,072  7.500%, due 09/20/30 Pool # 002972            645,756
1,459,353  6.500%, due 04/20/31 Pool # 003068          1,502,513
                                                       7,328,126

           Total Mortgage Backed                      21,926,968
           ( Cost $21,159,476 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 11.00%

           Federal Home Loan Bank - 1.71%
  250,000  7.801%, due 02/20/07                          249,690
  750,000  5.490%, due 12/22/08                          791,008
1,000,000  6.300%, due 06/21/11                        1,072,575
  500,000  5.800%, due 11/07/11                          514,593
                                                       2,627,866

           Federal Home Loan Mortgage Corp. - 1.84%
2,350,000  5.000%, due 05/15/04                        2,459,089
  350,000  5.375%, due 08/16/06                          366,911
                                                       2,826,000

           Federal National Mortgage Association - 0.68%
  200,000  3.500%, due 09/15/04                          201,737
  500,000  6.250%, due 07/19/11                          532,073
  300,000  5.500%, due 10/18/11                          307,853
                                                       1,041,663

           Student Loan Marketing Association - 0.34%
  500,000  5.000%, due 06/30/04                          523,479

           U.S. Treasury Bonds - 2.43%
$1,500,000 11.125%, due 08/15/03              $        1,727,988
  500,000  9.125%, due 05/15/09                          575,097
1,200,000  6.250%, due 05/15/30                        1,430,344
                                                       3,733,429

           U.S. Treasury Notes - 4.00%
1,200,000  7.500%, due 02/15/05                        1,364,860
1,500,000  5.750%, due 11/15/05                        1,632,657
3,000,000  5.000%, due 02/15/11                        3,166,407
                                                       6,163,924

           Total U.S. Government and
           Agency Obligations                         16,916,361
           ( Cost $16,021,759 )

COMMERCIAL PAPER (A) - 1.37%

           Finance - 1.37%
  900,000  Ford Motor Credit Co.
           2.800%, due 11/14/01                          899,090
1,205,000  General Motors Acceptance Corp.
           2.770%, due 11/14/01                        1,203,794

           Total Commercial Paper                      2,102,884
           ( Cost $2,102,884 )

INVESTMENT COMPANY - 17.91%
4,145,375  SSgA Prime Money Market Fund         $      4,145,375
23,422,528 State Street Navigator Securities
           Lending Prime Portfolio (F)                23,422,528

           Total Investment Company                   27,567,903
           ( Cost $27,567,903 )

TOTAL INVESTMENTS  - 117.31%                         180,533,361
( Cost $188,404,590** )
NET OTHER ASSETS AND LIABILITIES  - (17.31)%        (26,642,524)
TOTAL NET ASSETS  - 100.00%                       $  153,890,837

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $188,579,483.
     (A)  Rate noted represents annualized yield at time of purchase.
     (B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     (D) Notes and bonds, issued by foreign entities, denominated in U.S.dollars. The aggregate of these securities are 0.95% of total netassets.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $22,625,623.
     ADR  American Depository Receipt.
     TBA  To Be Announced.

                   HIGH INCOME FUND - Portfolio of Investments

                                                       Value
Par Value                                             (Note 2)

COMMERCIAL MORTGAGE BACKED - 0.48%

           Mortgage Related - 0.48%
$ 180,000  Commercial Mortgage Acceptance Corp.,
           Series 1998 C2 Class F
           5.440%, due 05/15/13                   $      128,555

           Total Commercial Mortgage Backed              128,555
           ( Cost $123,962 )

CORPORATE NOTES AND BONDS - 85.51%

           Aerospace/Defense - 0.50%
  125,000  Alliant Techsystems, Inc.
           8.500%, due 05/15/11                          131,250

           Basic Materials - 3.29%
   90,000  Buckeye Technologies, Inc.
           9.250%, due 09/15/08                           84,600
  150,000  Buckeye Technologies, Inc.
           8.000%, due 10/15/10                          132,750
  135,000  Dresser, Inc. (C)
           9.375%, due 04/15/11                          139,725
   50,000  FiberMark, Inc., Series B
           9.375%, due 10/15/06                           42,000
   70,000  FiberMark, Inc.
           10.750%, due 04/15/11                          63,000
   85,000  Grant Prideco, Inc.
           9.625%, due 12/01/07                           82,025
   75,000  Hayes Lemmerz International, Inc. (C)
           11.875%, due 06/15/06                          29,625
  215,000  Huntsman ICI Chemicals LLC
           10.125%, due 07/01/09                         175,225
   65,000  Sovereign Specialty Chemicals, Inc.
           11.875%, due 03/15/10                          54,275
   95,000  U.S. Timberlands Klam/Fin
           9.625%, due 11/15/07                           52,250
                                                         855,475

           Building and Construction - 4.47%
  100,000  American Standard, Inc.
           7.125%, due 02/15/03                          102,500
  255,000  American Standard, Inc.
           7.375%, due 02/01/08                          257,550
   25,000  American Standard, Inc.
           7.625%, due 02/15/10                           25,625
  105,000  Atrium Cos., Inc., Series B
           10.500%, due 05/01/09                          86,100
   50,000  Building Materials Corp., Series B
           7.750%, due 07/15/05                           39,500
  130,000  Building Materials Corp., Series B
           8.625%, due 12/15/06                          101,400
   50,000  Building Materials Corp., Series B
           8.000%, due 10/15/07                           37,500
   75,000  D. R. Horton, Inc.
           9.750%, due 09/15/10                           75,187
   70,000  D. R. Horton, Inc.
           9.375%, due 03/15/11                           68,600
   85,000  Formica Corp., Series B
           10.875%, due 03/01/09                          29,750
   25,000  Meritage Corp.
           9.750%, due 06/01/11                           24,500

$ 180,000  MMI Products, Inc., Series B
           11.250%, due 04/15/07                  $      158,400
  120,000  Nortek, Inc., Series B
           9.250%, due 03/15/07                          116,400
   40,000  Nortek, Inc., Series B
           8.875%, due 08/01/08                           38,400
                                                       1,161,412

           Chemicals and Drugs - 1.60%
  140,000  Acetex Corp. (C)(D)
           10.875%, due 08/01/09                         129,500
   45,000  Avecia Group PLC (D)
           11.000%, due 07/01/09                          42,750
   95,000  Lyondell Chemical Co., Series A
           9.625%, due 05/01/07                           91,200
   15,000  Lyondell Chemical Co., Series B
           9.875%, due 05/01/07                           14,400
   10,000  Lyondell Chemical Co.
           10.875%, due 05/01/09                           8,450
   65,000  MacDermid, Inc.
           9.125%, due 07/15/11                           64,025
   50,000  Noveon, Inc., Series B
           11.000%, due 02/28/11                          49,875
    5,000  Sterling Chemicals, Inc., Series B
           12.375%, due 07/15/06                           4,075
   90,000  Sterling Chemicals, Inc., Series A (E)
           11.250%, due 04/01/07                          10,800
                                                         415,075

           Communication - 8.83%
  215,000  Alamosa PCS Holdings Inc. (B)
           12.875%, due 02/15/10                         121,475
  150,000  Allegiance Telecom, Inc., Series B (B)
           11.750%, due 02/15/08                          60,750
   20,000  Allegiance Telecom, Inc.
           12.875%, due 05/15/08                          13,300
  175,000  American Cellular Corp.
           9.500%, due 10/15/09                          175,875
   75,000  American Tower Corp.
           9.375%, due 02/01/09                           60,937
  130,000  Centennial Cellular Operating Co.
           10.750%, due 12/15/08                         112,450
  260,000  Charter Communications Holdings LLC (B)
           9.920%, due 04/01/04                          183,300
  240,000  Charter Communications Holdings LLC
           8.250%, due 04/01/07                          229,200
   25,000  Citizens Communications Co.
           9.250%, due 05/15/11                           28,025
  135,000  Dolphin Telecom PLC (B)(D)(E)
           11.500%, due 06/01/08                           1,350
   25,000  Dolphin Telecom PLC, Series B (B)(D)(E)
           14.000%, due 05/15/09                             250
  165,000  Emmis Communications Corp.
           12.500%, due 03/15/06                          92,400
   15,000  Esprit Telecom Group PLC (D)(E)
           10.875%, due 06/15/08                              38
   55,000  Exodus Communications, Inc. (E)
           11.250%, due 07/01/08                          11,962
   45,000  Exodus Communications, Inc. (E)
           10.750%, due 12/15/09                           9,788

$  55,000  Exodus Communications, Inc. (E)
           11.625%, due 07/15/10                  $       11,963
   55,000  FairPoint Communications, Inc., Series B
           9.500%, due 05/01/08                           38,500
   15,000  Hermes Europe Railtel B.V. (D)(E)
           10.375%, due 01/15/09                           1,350
   45,000  ICG Holdings, Inc. (B)(E)
           12.500%, due 05/01/06                           3,600
   95,000  ITC DeltaCom, Inc.
           9.750%, due 11/15/08                           34,200
   10,000  Lenfest Communications, Inc.
           8.375%, due 11/01/05                           11,061
   35,000  Lenfest Communications, Inc.
           10.500%, due 06/15/06                          41,540
   50,000  Lenfest Communications, Inc.
           8.250%, due 02/15/08                           54,370
   50,000  Millicom International Cellular S.A. (B)(D)
           13.500%, due 12/01/01                          30,500
   15,000  NEON Communications, Inc.
           12.750%, due 08/15/08                           3,750
  100,000  Nextel Communications, Inc. (B)
           9.750%, due 10/31/02                           62,000
  265,000  Nextel Communications, Inc. (B)
           9.950%, due 02/15/03                          157,675
  135,000  Nextel Communications, Inc.
           9.500%, due 02/01/11                           92,812
  120,000  Nextel International, Inc.
           13.000%, due 04/01/02                           7,800
   45,000  Nextel International, Inc. (B)
           12.128%, due 04/15/03                           1,350
   25,000  NEXTLINK Communications, Inc.
           9.625%, due 10/01/07                            4,250
  120,000  NEXTLINK Communications, Inc.
           10.750%, due 06/01/09                          24,000
   90,000  Rural Cellular Corp., Series B
           9.625%, due 05/15/08                           90,900
  125,000  Spanish Broadcasting Systems, Inc.
           9.625%, due 11/01/09                          117,812
  175,000  Telewest Communications PLC (B)(D)
           9.250%, due 04/15/04                           75,250
   75,000  Telewest Communications PLC (B)(D)
           11.375%, due 02/01/05                          31,500
   55,000  Telewest Communications PLC (D)
           9.625%, due 10/01/06                           41,250
   40,000  Telewest Communications PLC (D)
           11.000%, due 10/01/07                          31,200
   30,000  Telewest Communications PLC (D)
           9.875%, due 02/01/10                           22,650
   70,000  Triton PCS Holdings, Inc. (B)
           11.000%, due 05/01/03                          63,700
   55,000  United Pan-Europe Communications N.V.,
           Series B (B)(D)
           13.750%, due 02/01/05                           4,469
  130,000  UnitedGlobalCom, Inc., Series B (B)
           10.750%, due 02/15/03                          20,800
   25,000  Viatel, Inc. (B)(E)
           12.500%, due 04/15/08                              63

$110,000   Western Wireless Corp.
           10.500%, due 02/01/07                  $      113,300
                                                       2,294,715
           Consumer Cyclical - 1.72%
  135,000  Dura Operating Corp., Series D
           9.000%, due 05/01/09                          114,750
  100,000  Lear Corp., Series B
           8.110%, due 05/15/09                          101,284
  170,000  United Stationers Supply Co.
           8.375%, due 04/15/08                          166,387
  140,000  WestPoint Stevens, Inc.
           7.875%, due 06/15/05                           46,200
   60,000  WestPoint Stevens, Inc.
           7.875%, due 06/15/08                           18,600
                                                         447,221

           Consumer Services - 0.97%
   40,000  Eldorado Resorts LLC
           10.500%, due 08/15/06                          37,600
   65,000  Iron Mountain, Inc.
           8.750%, due 09/30/09                           67,600
   85,000  Iron Mountian, Inc.
           8.625%, due 04/01/13                           88,825
   60,000  Prime Hospitality Corp., Series B
           9.750%, due 04/01/07                           59,400
                                                         253,425

           Consumer Staples - 3.24%
   155,000 7-Eleven, Inc.
           5.000%, due 12/15/03                          145,700
   25,000  Fage Dairy Industries S.A. (D)
           9.000%, due 02/01/07                           23,750
   90,000  Finlay Enterprises, Inc.
           9.000%, due 05/01/08                           76,500
  120,000  Michael Foods, Inc., Series B
           11.750%, due 04/01/11                         127,200
   75,000  Remington Products Co. LLC, Series B
           11.000%, due 05/15/06                          62,625
  200,000  Samsonite Corp.
           10.750%, due 06/15/08                         137,000
  150,000  Sealy Mattress Co. (C)
           9.875%, due 12/15/07                          138,750
  150,000  Simmons Co., Series B
           10.250%, due 03/15/09                         129,937
                                                         841,462

           Containers/Packaging - 3.30%
  155,000  Ball Corp.
           8.250%, due 08/01/08                          161,975
  100,000  Consolidated Container Co. LLC
           10.125%, due 07/15/09                          93,000
   65,000  Gaylord Container Corp., Series B
           9.375%, due 06/15/07                           52,650
   70,000  Gaylord Container Corp., Series B
           9.750%, due 06/15/07                           56,700
  220,000  Plastipak Holdings (C)
           10.750%, due 09/01/11                         230,175
  255,000  Riverwood International Corp.
           10.250%, due 04/01/06                         263,925
                                                         858,425

           Defense Electronics - 0.51%
$ 125,000  L-3 Communications Corp., Series B
           10.375%, due 05/01/07                  $      133,438

           Durable Goods - 0.15%
   50,000  International Knife & Saw, Inc. (E)
           11.375%, due 11/15/06                           1,875
   35,000  Motors and Gears, Inc., Series D
           10.750%, due 11/15/06                          30,100
   20,000  Oxford Automotive, Inc., Series D
           10.125%, due 06/15/07                           6,000
                                                          37,975

           Energy - 5.81%
  105,000  AES Corp.
           8.875%, due 02/15/11                           95,288
  160,000  Belden & Blake Corp., Series B
           9.875%, due 06/15/07                          126,400
  160,000  Chesapeake Energy Corp.
           8.125%, due 04/01/11                          156,000
   75,000  Clark R&M, Inc.
           8.625%, due 08/15/08                           64,500
  105,000  CMS Energy Corp.
           8.500%, due 04/15/11                          107,664
   45,000  Continental Resources, Inc.
           10.250%, due 08/01/08                          39,094
   45,000  Forest Oil Corp.
           10.500%, due 01/15/06                          47,025
  210,000  HS Resources, Inc.
           9.250%, due 11/15/06                          219,450
   70,000  HS Resources, Inc.
           9.250%, due 11/15/06                           73,150
  115,000  Mission Resources Corp. (C)
           10.875%, due 04/01/07                         106,950
   63,000  P&L Coal Holdings Corp., Series B
           8.875%, due 05/15/08                           67,410
  161,000  P&L Coal Holdings Corp., Series B
           9.625%, due 05/15/08                          171,465
   60,000  Pioneer Natural Resources Co.
           9.625%, due 04/01/10                           67,608
   80,000  SESI LLC
           8.875%, due 05/15/11                           75,600
   20,000  Triton Energy Ltd.
           8.875%, due 10/01/07                           21,900
   70,000  Westport Resources Corp.
           8.250%, due 11/01/11                           70,000
                                                       1,509,504

           Finance - 2.48%
   30,000  DTI Holdings, Inc., Series B (B)
           12.250%, due 03/01/03                           2,100
   10,000  Global Crossings Holdings, Ltd. (D)
           9.625%, due 05/15/08                            1,700
   55,000  Global Crossings Holdings, Ltd. (D)
           9.500%, due 11/15/09                            9,075
  195,000  Ono Finance PLC (D)
           13.000%, due 05/01/09                         136,500

$     150  Ono Finance PLC, Series A (C)(D)
           0.000%, due 05/31/09                   $        3,000
   45,000  Ono Finance PLC (D)
           14.000%, due 02/15/11                          32,400
  170,000  Silgan Holdings, Inc.
           9.000%, due 06/01/09                          171,700
  160,000  Thermadyne Holdings Corp. (B)(E)
           12.500%, due 06/01/03                           1,600
   80,000  Thermadyne Manufacturing LLC / Capital Corp.
           9.875%, due 06/01/08                           28,700
  145,000  Willis Corroon Corp.
           9.000%, due 02/01/09                          150,800
  100,000  Yell Finance BV (D)
           10.750%, due 08/01/11                         106,000
                                                         643,575
           Healthcare Services - 5.24%
   25,000  Alaris Medical Systems Inc. (C)
           11.625%, due 12/01/06                          26,438
   85,000  Alliance Imaging, Inc.
           10.375%, due 04/15/11                          90,525
  125,000  Beverly Enterprises Inc.
           9.625%, due 04/15/09                          131,875
  235,000  HCA-Healthcare Co.
           7.875%, due 02/01/11                          252,625
  235,000  HEALTHSOUTH Corp. (C)
           8.375%, due 10/01/11                          250,275
   35,000  InSight Health Services Corp. (C)
           9.875%, due 11/01/11                           36,225
   30,000  Prime Medical Services, Inc.
           8.750%, due 04/01/08                           26,850
  265,000  Tenet Healthcare Corp.
           8.000%, due 01/15/05                          305,081
  225,000  Triad Hospitals, Inc., Series B
           8.750%, due 05/01/09                          241,875
                                                       1,361,769

           Industrials - 3.05%
   35,000  Actuant Corp.
           13.000%, due 05/01/09                          36,750
  110,000  Blount, Inc.
           7.000%, due 06/15/05                           83,600
   15,000  Blount, Inc.
           13.000%, due 08/01/09                           7,950
  195,000  General Binding Corp.
           9.375%, due 06/01/08                          139,913
   95,000  Manitowoc Co., Inc.
           10.375%, due 05/15/11                          82,457
  270,000  Moog, Inc., Series B
           10.000%, due 05/01/06                         275,400
   20,000  Navistar International Corp., Series B
           9.375%, due 06/01/06                           19,800
   75,000  Numatics, Inc., Series B
           9.625%, due 04/01/08                           33,750
  100,000  Ocean Rig ASA (D)
           10.250%, due 06/01/08                          82,000
   70,000  Synthetic Industries, Inc.
           17.000%, due 06/14/08                          31,500
                                                         793,120

           Machinery - 1.73%
$ 150,000  AGCO Corp. (C)
           9.500%, due 05/01/08                   $      154,500
  120,000  Columbus McKinnon Corp.
           8.500%, due 04/01/08                          105,600
   75,000  Terex Corp.
           8.875%, due 04/01/08                           71,250
  115,000  Terex Corp.
           10.375%, due 04/01/11                         118,450
                                                         449,800

           Media - 6.49%
  105,000  Acme Television LLC, Series B (B)
           10.875%, due 03/28/02                          96,600
   50,000  Allbritton Communications Co., Series B
           9.750%, due 11/30/07                           52,000
  155,000  AMFM, Inc.
           8.000%, due 11/01/08                          163,719
  215,000  Callahan Nordrhein Westfallen (D)
           14.000%, due 07/15/10                         141,900
   20,000  Canwest Media, Inc. (C)(D)
           10.625%, due 05/15/11                          21,000
  150,000  Echostar Broadband Corp.
           10.375%, due 10/01/07                         156,750
  155,000  Ekabel Hessen (D)
           14.500%, due 09/01/10                          83,700
   65,000  LIN Television Corp. (C)
           8.000%, due 01/15/08                           64,350
  130,000  MediaCom Broadband LLC Corp.
           11.000%, due 07/15/13                         137,800
   90,000  MediaCom Capital Co. LLC
           9.500%, due 01/15/13                           91,800
  180,000  Paxson Communications Corp (C)
           10.750%, due 07/15/08                         180,450
  140,000  PRIMEDIA, Inc. (C)
           8.875%, due 05/15/11                          113,400
   95,000  Quebecor Media, Inc.
           11.125%, due 07/15/11                          99,275
   80,000  Radio One, Inc. (C)
           8.875%, due 07/01/11                           83,400
  200,000  Transwestern Publishing Co. (C)
           9.625%, due 11/15/07                          201,250
                                                       1,687,394

           Metals and Mining - 2.61%
  150,000  AK Steel Corp.
           9.125%, due 12/15/06                          149,250
   85,000  Century Aluminum Co. (C)
           11.750%, due 04/15/08                          83,406
   85,000  Commonwealth Industries, Inc.
           10.750%, due 10/01/06                          79,900
   60,000  Doe Run Resources Corp., Series B
           11.250%, due 03/15/05                          19,500
  130,000  Earle M. Jorgensen Co., Series B
           9.500%, due 04/01/05                          117,650
   75,000  Kaiser Aluminum & Chemical Corp.
           9.875%, due 02/15/02                           69,750
   70,000  Luscar Coal Ltd. (C)(D)
           9.750%, due 10/15/11                           72,625

$  65,000  Metal Management, Inc., (E)
           10.000%, due 05/15/08                  $        3,900
   50,000  Russel Metals, Inc. (D)
           10.000%, due 06/01/09                          49,000
   55,000  WCI Steel, Inc., Series B
           10.000%, due 12/01/04                          34,100
                                                         679,081

           Printing - 0.73%
  110,000  Hollinger International Publishing, Inc.
           9.250%, due 03/15/07                          102,850
   50,000  World Color Press, Inc.
           8.375%, due 11/15/08                           52,057
   35,000  World Color Press, Inc.
           7.750%, due 02/15/09                           35,277
                                                         190,184

           Recreation - 9.04%
   55,000  Ameristar Casinos, Inc.
           10.750%, due 02/15/09                          57,475
   80,000  Argosy Gaming Co.
           10.750%, due 06/01/09                          88,400
   55,000  Autotote Corp.
           12.500%, due 08/15/10                          57,750
  210,000  Aztar Corp.
           8.875%, due 05/15/07                          212,100
   45,000  Boyd Gaming Corp.
           9.500%, due 07/15/07                           43,031
  105,000  Boyd Gaming Corp. (C)
           9.250%, due 08/01/09                          105,000
  215,000  Coast Hotels and Casinos, Inc.
           9.500%, due 04/01/09                          213,925
   33,000  Felcor Lodging LP (C)
           8.500%, due 06/01/11                           29,535
  165,000  HMH Properties, Inc., Series C
           8.450%, due 12/01/08                          145,200
  125,000  Horseshoe Gaming Holding Corp., Series B
           8.625%, due 05/15/09                          126,406
  145,000  Isle of Capri Casinos, Inc.
           8.750%, due 04/15/09                          131,225
  140,000  Mandalay Resort Group
           9.500%, due 08/01/08                          140,000
  180,000  MGM Mirage, Inc.
           9.750%, due 06/01/07                          179,100
  110,000  MGM Mirage, Inc.
           8.375%, due 02/01/11                          101,750
  300,000  Park Place Entertainment Corp.
           8.875%, due 09/15/08                          297,000
  210,000  Pinnacle Entertainment, Inc., Series B
           9.250%, due 02/15/07                          172,200
   80,000  Station Casinos, Inc.
           8.875%, due 12/01/08                           74,000
  185,000  Station Casinos, Inc.
           9.875%, due 07/01/10                          176,675
                                                       2,350,772

           Retail - 3.60%
$  60,000  Advance Stores Co., Inc. (C)
           10.250%, due 04/15/08                  $       57,900
   75,000  Amerigas Partner Eagle Finance (C)
           8.875%, due 05/20/11                           77,250
   75,000  Duane Reade, Inc.
           9.250%, due 02/15/08                           72,562
   75,000  Finlay Fine Jewelry Corp.
           8.375%, due 05/01/08                           65,438
  175,000  Fleming Companies, Inc.
           10.125%, due 04/01/08                         182,875
  150,000  J Crew Operating Corp.
           10.375%, due 10/15/07                         120,000
   40,000  Jitney-Jungle Stores of America, Inc. (E)
           12.000%, due 03/01/06                             300
   10,000  Jitney-Jungle Stores of America, Inc. (E)
           10.375%, due 09/15/07                               1
  160,000  K-Mart Corp.
           9.375%, due 02/01/06                          142,694
  230,000  Williams Scotsman, Inc.
           9.875%, due 06/01/07                          217,350
                                                         936,370

           Schools - 0.45%
  120,000  KinderCare Learning Centers, Inc., Series B
           9.500%, due 02/15/09                          116,400


           Technology - 2.57%
   30,000  Amkor Technology, Inc.
           9.250%, due 02/15/08                           25,500
   50,000  Applied Extrusion Technologies, Inc. (C)
           10.750%, due 07/01/11                          52,500
   35,000  Argo-Tech Corp.
           8.625%, due 10/01/07                           22,750
   75,000  Completel Europe N.V., Series B (B)(D)
           14.000%, due 02/15/04                           8,250
   80,000  Fisher Scientific International, Inc.
           9.000%, due 02/01/08                           81,200
  105,000  Flextronics International Ltd. (D)
           9.875%, due 07/01/10                          109,200
  155,000  K & F Industries, Inc., Series B
           9.250%, due 10/15/07                          146,475
   85,000  PSINet, Inc. (E)
           11.000%, due 08/01/09                           5,950
  115,000  Unisys Corp.
           8.125%, due 06/01/06                          115,000
  105,000  Unisys Corp.
           7.875%, due 04/01/08                          101,062
                                                         667,887

           Telecommunications - 11.30%
  115,000  360networks, Inc. (D)(E)
           12.000%, due 08/01/09                             288
   90,000  Adelphia Business Solutions, Inc.
           12.000%, due 11/01/07                           1,800
  125,000  Adelphia Communications Corp., Series B
           8.375%, due 02/01/08                          110,625

$ 135,000  Adelphia Communications Corp.
           9.375%, due 11/15/09                   $      121,500
  175,000  AT&T Canada, Inc. (B)(D)
           9.950%, due 06/15/03                           82,826
  135,000  AT&T Wireless Services, Inc. (C)
           7.875%, due 03/01/11                          146,074
   25,000  Avalon Cable Holdings LLC (B)
           11.875%, due 12/01/03                          19,500
  125,000  Benedek Communications Corp. (B)
           13.250%, due 05/15/06                          70,625
  100,000  Cablevision Systems Corp.
           9.250%, due 11/01/05                          103,100
  100,000  Chancellor Corp., Series B
           8.750%, due 06/15/07                          104,750
  125,000  COLT Telecom Group PLC (B)(D)
           12.000%, due 12/15/01                         104,375
   90,000  Crown Castle International Corp.
           10.750%, due 08/01/11                          85,050
    5,000  Cumulus Media, Inc.
           10.375%, due 07/01/08                           5,125
   60,000  Dobson Communications Corp.
           10.875%, due 07/01/10                          64,350
  315,000  Echostar DBS Corp.
           9.375%, due 02/01/09                          321,300
   75,000  Energis PLC (D)
           9.750%, due 06/15/09                           56,250
   55,000  Focal Communications Corp., Series B (B)
           12.125%, due 02/15/03                          14,850
   30,000  Focal Communications Corp., Series B
           11.875%, due 01/15/10                          10,800
  100,000  Fox Sports Networks, LLC
           8.875%, due 08/15/07                          104,625
   40,000  FrontierVision Holdings LP (B)
           11.875%, due 09/15/07                          41,600
   75,000  FrontierVision Operating Partners LP
           11.000%, due 10/15/06                          76,875
  165,000  Global Crossing Holdings, Ltd. (D)
           8.700%, due 08/01/07                           25,575
   36,000  Granite Broadcasting Corp.
           10.375%, due 05/15/05                          25,200
  175,000  GT Group Telecom, Inc. (B)(D)
           13.250%, due 02/01/05                          32,375
  135,000  Insight Midwest/Insight Capital, Inc.
           9.750%, due 10/01/09                          141,750
  125,000  Jazztel PLC (D)
           14.000%, due 04/01/09                          47,500
  265,000  LIN Holdings Corp. (B)
           10.000%, due 03/01/08                         177,550
  160,000  NTL Communications Corp. (B)
           12.375%, due 10/01/08                          60,800
  180,000  NTL, Inc. (B)
           9.750%, due 04/01/03                           68,400
   59,000  PTC International Finance II S.A. (D)
           11.250%, due 12/01/09                          56,640
   65,000  Spectrasite Holdings, Inc. (B)
           12.000%, due 07/15/03                          21,450

$ 230,000  Spectrasite Holdings, Inc. (B)
           11.250%, due 04/15/04                  $       66,700
   45,000  Spectrasite Holdings, Inc., Series B
           10.750%, due 03/15/10                          25,200
  145,000  Tele1 Europe B.V. (D)
           13.000%, due 05/15/09                          39,150
   70,000  TeleCorp PCS, Inc.
           10.625%, due 07/15/10                          81,200
  150,000  Telemundo Holdings, Inc., Series B (B)
           11.500%, due 08/15/03                         141,187
  115,000  Time Warner Telecom, Inc.
           9.750%, due 07/15/08                           87,400
  190,000  United Pan-Europe, Series B (D)
           10.875%, due 08/01/09                          28,500
   45,000  Voicestream Wireless Co.
           10.375%, due 11/15/09                          51,300
   55,000  XM Satellite Radio Holdings, Inc.
           14.000%, due 03/15/10                          27,500
  105,000  Young Broadcasting, Inc., Series B
           8.750%, due 06/15/07                           87,675
                                                       2,939,340
           Transportation - 0.61%
  170,000  GulfMark Offshore, Inc.
           8.750%, due 06/01/08                          159,800

           Waste Disposal - 1.22%
   70,000  Allied Waste North America Inc., Series B (C)
           8.875%, due 04/01/08                           71,750
  190,000  Allied Waste North America, Inc., Series B
           7.625%, due 01/01/06                          190,475
   55,000  Allied Waste North America, Inc., Series B
           10.000%, due 08/01/09                          55,688
                                                         317,913

           Total Corporate Notes and Bonds            22,232,782
           ( Cost $25,895,880 )


   Shares

COMMON STOCKS - 0.03%

           Communication - 0.01%
      404  Allegiance Telecom, Inc. *                      2,901
      491  Versatel Telecom International N.V., ADR *        491
                                                           3,392

           Technology - 0.02%
    3,750  Completel Europe N.V. *                         5,437

           Total Common Stocks                             8,829
           ( Cost $3 )

PREFERRED STOCKS - 1.40%

           Communication - 0.16%
      475  Rural Cellular Corp., Series B, 11.375% PIK $  40,484

           Finance - 0.46%
    1,200  Fresenius Med Care Capital Trust II, 7.75%    120,000

           Media - 0.49%
      607  Cablevision Systems Corp., Series M            63,128
    1,350  PRIMEDIA, Inc., Series H                       64,800
                                                         127,928

           Telecommunications - 0.29%
    1,015  Crown Castle International Corp., 12.75% PIK   75,141

           Total Preferred Stocks                        363,553
           ( Cost $448,137 )

WARRANTS AND RIGHTS - 0.05%
           Communication - 0.01%
      175  GT Group Telecom, Inc. (C)*                     2,100
       90  Jazztel PLC (C)*                                1,158
                                                           3,258

           Finance - 0.01%
       45  Ono Finance PLC *                               2,205

           Retail - 0.03%
      672  Pathmark Stores, Inc. *                         6,048

           Telecommunications - 0.00%
       55  XM Satellite Radio Holdings, Inc. *14

           Total Warrants and Rights                      11,525
           ( Cost $12,348 )

INVESTMENT COMPANY - 20.41%

5,306,722  State Street Navigator Securities Lending
           Prime Portfolio (F)                         5,306,722

           Total Investment Company                    5,306,722
           ( Cost $5,306,722 )


Par Value

CERTIFICATE OF DEPOSIT - 10.60%

$2,755,116 State Street Eurodollar                     2,755,116

           Total Certificate of Deposit                2,755,116
           ( Cost $2,755,116 )

TOTAL INVESTMENTS  - 118.48%                          30,807,082
( Cost $34,542,168** )
NET OTHER ASSETS AND LIABILITIES  - (18.48)%         (4,805,664)

TOTAL NET ASSETS  - 100.00%                          $26,001,418

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $34,417,724.
     (B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     (D) Notes and bonds, issued by foreign entities, denominated in U.S.dollars. The aggregate of these securities are 6.78% of total netassets.
     (E)  In Default.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $5,175,125.
     ADR  American Depository Receipt.
     PIK  Payment-In-Kind.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                               Appreciation/
Currency  Settlement Date  Local Amount  Face Amount Value    (Depreciation)
Euro (Sell) 12/18/2001     55,000        S50,600     S49,380       S(1,220)
Euro (Buy)  12/18/2001      9,041          8,182       8,117           (65)
Euro (Sell) 12/18/2001      9,041          8,200       8,117            83
Euro (Sell) 12/18/2001     40,291         36,382      36,174           208
Pound
Sterling (Buy)12/18/2001   22,575         33,073      32,712           361
Pound
Sterling (Sell)12/18/2001  22,575         32,739      32,712            27
                                                                   S 1,112

                GROWTH AND INCOME FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 96.70%

           Basic Materials - 2.86%
   57,000  Dow Chemical Co.                       $    1,895,250
   62,000  E.I. du Pont de Nemours & Co.               2,479,380
                                                       4,374,630

           Capital Goods - 8.06%
   65,000  Emerson Electric Co.                        3,186,300
  125,000  Honeywell International, Inc.               3,693,750
   72,000  Textron, Inc.                               2,278,800
   59,000  United Technologies Corp.                   3,179,510
                                                      12,338,360

           Communication Services - 7.28%
   46,000  ALLTEL Corp.                                2,628,440
  121,968  AT&T Corp                                   1,860,012
   37,640  AT&T Wireless Services, Inc. *                543,522
   45,000  SBC Communications, Inc.                    1,714,950
  108,000  Sprint Corp. (FON Group)                    2,160,000
   45,020  Verizon Communications                      2,242,446
                                                      11,149,370

           Consumer Cyclical - 5.18%
  169,800  Target Corp.                                5,289,270
   51,200  Wal-Mart Stores, Inc.                       2,631,680
                                                       7,920,950

           Consumer Staples - 12.89%
   41,300  General Mills, Inc.                         1,896,496
   65,000  Kimberly-Clark Corp.                        3,608,150
  170,900  Kroger Co. *                                4,180,214
  141,800  McDonald's Corp.                            3,696,726
   33,300  PepsiCo, Inc.                               1,622,043
  153,000  Sara Lee Corp.                              3,410,370
   70,700  Walt Disney Co.                             1,314,313
                                                      19,728,312

           Energy - 7.94%
   53,306  BP PLC, ADR                                 2,576,812
   34,583  ChevronTexaco Corp.                         3,062,324
   68,300  ExxonMobil Corp.                            2,694,435
   34,300  Schlumberger, Ltd.                          1,660,806
   15,752  Transocean Sedco Forex, Inc.                  474,923
   52,400  Unocal Corp.                                1,687,280
                                                      12,156,580

           Finance - 17.21%
  150,000  Allstate Corp.                              4,707,000
   44,992  Bank of America Corp.                       2,654,078
   75,670  Bank One Corp.                              2,511,487
  115,966  Citigroup, Inc.                             5,278,773
   59,500  FleetBoston Financial Corp.                 1,955,170
   56,000  Household International, Inc.               2,928,800
   73,000  Morgan Stanley Dean Witter & Co.            3,571,160
   95,000  Wachovia Corp. (New)                        2,717,000
   33,100  Wachovia Corp. (DEPs)                          15,888
                                                      26,339,356

           Healthcare - 12.59%
   80,700  American Home Products Corp.            $   4,505,481
   74,000  Baxter International, Inc.                  3,579,380
   98,000  Bristol-Myers Squibb Co.                    5,238,100
   60,100  GlaxoSmithKline PLC, ADR                    3,203,330
   66,200  Guidant Corp. *                             2,747,962
                                                      19,274,253

           Technology - 17.53%
   36,916  Agilent Technologies, Inc. *                  822,119
   29,000  Applied Materials, Inc. *                     989,190
   61,800  Automatic Data Processing, Inc.             3,192,588
  114,500  Compaq Computer Corp.                       1,001,875
   82,900  Computer Associates International, Inc.     2,563,268
   60,800  Computer Sciences Corp. *                   2,183,328
   82,300  EMC Corp.                                   1,013,936
   55,600  Hewlett-Packard Co.                           935,748
   56,300  Intel Corp.                                 1,374,846
   48,800  International Business Machines Corp.       5,273,816
   96,191  Koninklijke (Royal) Philips
           Electronics N.V., ADR                       2,169,107
  166,700  Motorola, Inc.                              2,728,879
  102,700  Nortel Networks Corp.                         596,687
   70,600  Texas Instruments, Inc.                     1,976,094
                                                      26,821,481

           Transportation - 1.15%
   34,000  Burlington Northern Santa Fe Corp.            913,580
   37,000  Delta Air Lines, Inc.                         845,820
                                                       1,759,400

           Utilities - 4.01%
   94,000  Duke Energy Corp.                           3,610,540
   87,500  Williams Cos., Inc.                         2,526,125
                                                       6,136,665

           Total Common Stocks                       147,999,357
           ( Cost $168,165,663 )

INVESTMENT COMPANY - 21.75%

6,169,711  SSgA Prime Money Market Fund                6,169,711
27,112,072 State Street Navigator Securities
           Lending Prime Portfolio (F)                27,112,072

           Total Investment Company                   33,281,783
           ( Cost $33,281,783 )

TOTAL INVESTMENTS  - 118.45%                         181,281,140
( Cost $201,447,446** )
NET OTHER ASSETS AND LIABILITIES - (18.45)%         (28,234,627)
TOTAL NET ASSETS  - 100.00%                       $  153,046,513

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $202,456,717.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $26,169,245.
     ADR  American Depository Receipt.
     DEPs Dividend Equalization Preferred Shares.

              CAPITAL APPRECIATION FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 96.47%

           Basic Materials - 3.35%
   35,000  Praxair, Inc.                          $    1,651,300
   55,500  Rohm and Haas Co.                           1,802,085
   21,100  Willamette Industries, Inc.                   988,535
                                                       4,441,920

           Capital Goods - 11.35%
   33,900  Celestica, Inc. *                           1,163,448
   91,000  Dover Corp.                                 2,998,450
   60,000  Illinois Tool Works, Inc.                   3,432,000
  128,800  Pall Corp.                                  2,614,640
   61,000  SCI Systems, Inc. *                         1,238,910
   73,000  Tyco International, Ltd.                    3,587,220
                                                      15,034,668

           Communication Services - 6.08%
   91,100  AT&T Wireless Services, Inc. *              1,315,484
   68,800  CenturyTel, Inc.                            2,174,080
   65,500  Sprint Corp. (PCS Group) *                  1,460,650
   68,800  Vodafone Group, PLC, ADR                    1,590,656
  109,000  WorldCom, Inc.                              1,466,050
    3,680  WorldCom, Inc. - MCI Group                     43,608
                                                       8,050,528

           Consumer Cyclical - 4.42%
   67,000  Carnival Corp.                              1,459,260
  129,700  IMS Health, Inc.                            2,771,689
   49,700  PRIMEDIA, Inc. *                              105,861
   65,200  Tiffany & Co.                               1,525,028
                                                       5,861,838

           Consumer Staples - 11.59%
  115,550  Brinker International, Inc. *               2,934,970
  111,000  Cox Communications, Inc., Class A *         4,251,300
   87,000  CVS Corp.                                   2,079,300
  269,900  Liberty Media Corp., Class A *              3,155,131
   70,400  Safeway, Inc. *                             2,932,160
                                                      15,352,861

           Energy - 6.90%
   87,100  Grant Prideco, Inc. *                         791,739
   34,200  Kerr-McGee Corp.                            1,969,920
   32,400  Phillips Petroleum Co.                      1,762,884
   82,100  USX-Marathon Group                          2,265,139
   68,600  Weatherford International, Inc. *           2,348,178
                                                       9,137,860

           Finance - 16.04%
   81,000  ACE, Ltd.                                   2,855,250
   22,200  Chubb Corp.                                 1,516,260
   81,100  Countrywide Credit Industries, Inc.         3,238,323
   52,500  Freddie Mac                                 3,560,550
   52,200  MBIA, Inc.                                  2,404,332
   46,400  SunTrust Banks, Inc.                        2,777,504
   96,100  U.S. Bancorp                                1,708,658
   49,300  Wells Fargo & Co.                           1,947,350
   26,000  Zions Bancorp.                              1,245,920
                                                      21,254,147

           Healthcare - 15.78%
   93,400  Applera Corp. - Applied Biosytems Group     2,725,412
  164,600  Boston Scientific Corp. *                   3,743,004
   71,500  Elan Corp. PLC, ADR *                       3,263,975

   44,500  Genzyme Corp. *                        $    2,400,775
  153,600  HEALTHSOUTH Corp. *                         1,999,872
   39,200  MedImmune, Inc. *                           1,538,208
   93,113  Pharmacia Corp.                             3,772,939
   63,600  QLT, Inc. *                                 1,458,984
                                                      20,903,169

           Technology - 15.65%
   52,700  3Com Corporation                              218,178
  196,200  ADC Telecommunications, Inc. *                892,710
   52,800  Altera Corp. *                              1,066,560
  119,500  Autodesk, Inc.                              3,969,790
  136,400  Cadence Design Systems, Inc. *              2,883,496
   89,900  Conexant Systems, Inc. *                      912,485
   82,700  EMC Corp.                                   1,018,864
  124,800  Gateway, Inc. *                               705,120
  147,900  Keane, Inc. *                               2,094,264
   21,400  KLA-Tencor Corp. *                            874,404
   75,100  Micron Technology, Inc. *                   1,709,276
  122,700  PeopleSoft, Inc. *                          3,652,779
   25,728  VERITAS Software Corp. *                      730,160
                                                      20,728,086

           Transportation - 1.48%
   47,700  FedEx Corp. *                               1,959,516

           Utilities - 3.83%
   61,100  El Paso Corp.                               2,997,566
   79,900  Mirant Corp. *                              2,077,400
                                                       5,074,966

           Total Common Stocks                       127,799,559
           ( Cost $141,588,824 )

INVESTMENT COMPANY - 28.35%

6,555,534  SSgA Prime Money Market Fund                6,555,534
31,002,318 State Street Navigator Securities
           Lending Prime Portfolio (F)                31,002,318

           Total Investment Company                   37,557,852
           ( Cost $37,557,852 )

Par Value

CERTIFICATE OF DEPOSIT - 0.23%

$ 300,000  State Street Eurodollar                       300,000

           Total Certificate of Deposit                  300,000
           ( Cost $300,000 )

TOTAL INVESTMENTS  - 125.05%                         165,657,411
( Cost $179,446,676** )
NET OTHER ASSETS AND LIABILITIES  - (25.05)%        (33,189,157)
TOTAL NET ASSETS  - 100.00%                       $  132,468,254

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $180,573,649.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $29,968,614.
     ADR  American Depository Receipt.

                     MID-CAP FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 95.61%

           Basic Materials - 4.75%
    5,100  Air Products & Chemicals, Inc.         $      204,204
    5,900  Freeport-McMoRan Copper & Gold, Inc. *         65,490
    1,600  Martin Marietta Materials, Inc.                63,872
    6,300  Mead Corp.                                    169,092
    4,400  Sigma-Aldrich Corp.                           165,088
    2,500  Universal Corp.                                80,850
   11,200  Westvaco Corp.                                274,960
                                                       1,023,556

           Capital Goods - 10.69%
    2,700  Albany International Corp., Class A *          52,650
    8,200  Avery Dennison Corp.                          379,660
    1,300  Black Box Corp. *                              58,539
    1,800  Carlisle Cos., Inc.                            53,784
    1,200  Curtiss-Wright Corp.                           55,560
    6,500  Danaher Corp.                                 362,310
    6,500  Eaton Corp.                                   425,360
    2,100  Graco, Inc.                                    68,250
    2,800  Granite Construction, Inc.                     69,720
   11,400  Ingersoll-Rand Co.                            425,220
    1,100  Liqui-Box Corp.                                46,031
    3,000  Molex, Inc.                                    86,790
    1,600  Parker-Hannifin Corp.                          57,440
    1,000  Teleflex, Inc.                                 40,000
    3,200  Trex Cos., Inc. *                              44,768
    2,700  United Stationers, Inc. *                      75,735
                                                       2,301,817

           Consumer Cyclical - 10.25%
   20,700  Belo Corp., Class A                           353,970
   11,500  Ethan Allen Interiors, Inc.                   368,115
    1,900  Gentex Corp. *                                 45,220
    4,800  Guitar Center, Inc. *                          66,192
    1,300  Hibbett Sporting Goods, Inc. *                 35,100
   10,100  Interpublic Group of Companies, Inc.          226,745
    5,000  J. Jill Group, Inc. *                          76,400
    2,800  Lancaster Colony Corp.                         87,248
    8,500  Linens 'N Things, Inc. *                      154,700
    1,400  O'Reilly Automotive, Inc. *                    39,564
    8,800  RadioShack Corp.                              219,912
    1,200  Simpson Manufacturing Co., Inc. *              61,680
   16,500  Toys        Us, Inc. *                        313,500
    4,300  Tractor Supply Co. *                          116,100
    3,500  Wilsons The Leather Experts, Inc. *            42,420
                                                       2,206,866

           Consumer Staples - 9.79%
    4,600  Adelphia Communications Corp., Class A *      101,798
    1,950  Applebee's International, Inc.                 58,695
    1,300  CEC Entertainment, Inc. *                      50,362
   18,800  Charter Communications, Inc., Class A *       265,832
   21,500  Hain Celestial Group, Inc. *                  423,980
   18,000  Manpower, Inc.                                514,080
    5,200  McCormick & Co., Inc.                         227,552
   12,200  Outback Steakhouse, Inc. *                    351,970
    3,200  Riviana Foods, Inc.                            57,600
    2,700  SUPERVALU, Inc.                                57,618
                                                       2,109,487

           Energy - 4.39%
    9,300  BJ Services Co. *                      $      237,987
    1,300  CARBO Ceramics, Inc.                           47,294
   11,400  ENSCO International, Inc.                     225,720
    2,200  Patina Oil & Gas Corp.                         59,290
   18,000  Petroleum Geo-Services ASA (PGS), ADR *       106,380
    4,500  Smith International, Inc. *                   212,850
    2,800  St. Mary Land & Exploration Co.                57,316
                                                         946,837

           Finance - 20.07%
    2,400  AMB Property Corp.                             58,344
    9,000  AMBAC Financial Group, Inc.                   432,000
    1,700  American Capital Strategies, Ltd.              42,109
    1,700  American Financial Holdings, Inc.              43,146
    4,500  Annaly Mortgage Management, Inc.               61,875
    2,200  Annuity and Life Re (Holdings), Ltd.           51,128
    4,100  Anthracite Capital, Inc.                       40,754
    1,900  Arden Realty, Inc.                             46,797
    8,600  Associated Banc-Corp.                         296,012
    2,800  Bank of Bermuda, Ltd.                         121,100
    7,200  Bear Stearns Co., Inc.                        388,800
    3,200  Cabot Industrial Trust                         76,224
    9,542  CNA Financial Corp. *                         240,268
    7,900  Compass Bancshares, Inc.                      197,737
    8,700  First Tennessee National Corp.                300,585
    3,500  Getty Realty Corp.                             59,990
   10,600  Hibernia Corp.                                161,120
    1,500  IPC Holdings, Ltd                              42,150
    2,400  Liberty Property Trust                         64,320
    5,100  Marshall & Ilsley Corp.                       299,064
    4,600  MGIC Investment Corp.                         238,004
    2,900  Mid-Atlantic Realty Trust                      40,600
    4,300  Pacific Century Financial Corp.               100,190
    1,600  Principal Financial Group, Inc. *              36,000
    8,000  Radian Group, Inc.                            270,960
    4,000  RAIT Investment Trust                          66,800
    2,900  Reckson Assoc. Realty Corp.                    66,700
    2,700  Reinsurance Group of America, Inc              85,239
    3,300  Sky Financial Group, Inc.                      65,769
    1,100  Sun Communities, Inc.                          41,250
    4,400  TCF Financial Corp.                           184,800
    1,700  Texas Regional Bancshares, Inc.                56,950
    7,200  Universal American Financial Corp. *           45,504
                                                       4,322,289

           Healthcare - 11.77%
   12,900  Apogent Technologies, Inc. *                  302,118
    4,200  Biogen, Inc. *                                231,000
    9,200  Celgene Corp. *                               302,864
    4,900  Chiron Corp. *                                263,718
    2,500  CorVel Corp. *                                 75,000
    1,300  DENTSPLY International, Inc.                   58,487
   12,200  ICN Pharmaceuticals, Inc.                     295,362
   12,100  IDEXX Laboratories, Inc. *                    304,920
    1,800  Ocular Sciences, Inc. *                        41,526
   17,400  Omnicare, Inc.                                345,912
    1,200  Orthofix International N.V. *                  38,520
    1,800  PolyMedica Corp. *                             29,700
    2,700  Varian Medical Systems, Inc. *                181,170
    2,600  Young Innovations, Inc. *                      65,000
                                                       2,535,297

           Technology - 15.16%
    2,000  Affiliated Computer Services Inc., Class A *$ 176,100
   14,400  Andrew Corp. *                                261,648
    7,800  ANSYS, Inc. *                                 163,722
   10,100  Arrow Electronics, Inc. *                     246,945
   25,000  Atmel Corp. *                                 198,750
   11,000  ATMI, Inc. *                                  209,660
   13,500  Axcelis Technologies, Inc. *                  176,985
    6,200  Cable Design Technologies Corp. *              79,236
      500  Handspring, Inc. *                                980
    1,300  Investment Technology Group, Inc. *            83,733
   14,000  LSI Logic Corp. *                             237,300
    9,100  McDATA Corp., Class B *                       142,597
    3,900  Pericom Semiconductor Corp. *                  52,455
   11,400  Quantum Corp.-DLT & Storage Systems *          96,102
    8,500  Storage Technology Corp. *                    159,545
    8,300  StorageNetworks, Inc. *                        41,583
   11,500  SunGard Data Systems, Inc. *                  289,800
    5,700  Synopsys, Inc. *                              267,900
    6,200  Teradyne, Inc. *                              142,910
    7,900  Varian Semiconductor Equipment, Inc. *        237,316
                                                       3,265,267

           Transportation - 0.79%
    7,500  Airborne, Inc.                                 74,925
    2,500  EGL, Inc. *                                    30,225
    2,100  USFreightways Corp.                            65,331
                                                         170,481

           Utilities - 7.95%
   13,200  Cleco Corp.                                   265,452
    8,000  Constellation Energy Group                    178,960
      900  Hawaiian Electric Industries, Inc.             33,498
      900  MDU Resources Group, Inc.                      21,879
    1,400  Peoples Energy Corp.                           53,606
    7,000  PPL Corp.                                     239,050
    7,200  Progress Energy, Inc.                         303,624
    2,000  Questar Corp.                                  44,000
    8,300  UtiliCorp United, Inc.                        245,929
    2,100  WGL Holdings, Inc.                             56,826
   12,100  Wisconsin Energy Corp.                        268,741
                                                       1,711,565

           Total Common Stocks                        20,593,462
           ( Cost $21,947,847 )

CONVERTIBLE BONDS - 0.04%
           Basic Materials - 0.04%
$   8,000  Freeport-McMoRan Copper & Gold, Inc. (C)
           8.250%, due 01/31/06                   $        8,040

           Total Convertible Bonds                         8,040
           ( Cost $8,000 )

   Shares

INVESTMENT COMPANY - 22.51%

  968,206  SSgA Prime Money Market Fund                  968,206
3,879,995  State Street Navigator Securities Lending
           Prime Portfolio (F)                         3,879,995

           Total Investment Company                    4,848,201
           ( Cost $4,848,201 )

TOTAL INVESTMENTS  - 118.16%                          25,449,703
( Cost $26,804,048** )
NET OTHER ASSETS AND LIABILITIES  - (18.16)%          (3,912,320)
TOTAL NET ASSETS  - 100.00%                       $   21,537,383

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $26,816,834.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $3,728,946.
     ADR  American Depository Receipt.

                EMERGING GROWTH FUND-- Portfolio of Investments
                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 94.35%

           Basic Materials - 0.08%
      360  Praxair, Inc.                          $       16,985

           Capital Goods - 6.96%
    1,716  Celestica, Inc. *                              58,893
    1,380  Danaher Corp.                                  76,921
      611  General Dynamics Corp.                         49,858
    2,460  General Electric Co.                           89,569
    5,770  Harley-Davidson, Inc.                         261,150
      800  International Paper Co.                        28,640
      400  Lockheed Martin Corp.                          19,508
      600  Minnesota Mining and Manufacturing Co.         62,628
   15,411  Tyco International, Ltd.                      757,296
                                                       1,404,463

           Communication Services - 2.66%
    7,560  AT&T Wireless Services, Inc. *                109,166
    2,500  Comcast Corp. *                                89,600
      900  Crown Castle International Corp. *             10,530
    6,910  Enterasys Networks, Inc. *                     55,004
      795  Macrovision Corp. *                            19,565
      600  Radio One, Inc., Class D *                      6,930
    8,345  Sprint Corp. (PCS Group) *                    186,093
    2,448  Vodafone Group, PLC, ADR                       56,598
      256  WorldCom, Inc.                                  3,443
        9  WorldCom, Inc. - MCI Group                        107
                                                         537,036

           Consumer Cyclical - 6.51%
    2,200  Accenture Ltd., Class A *                      38,654
    2,220  Barnes & Noble, Inc. *                         81,585
    1,517  Bed Bath & Beyond, Inc. *                      38,016
    1,480  BJ's Wholesale Club, Inc. *                    75,140
    6,620  Cendant Corp. *                                85,795
      750  Chico's FAS, Inc. *                            19,500
    3,327  Costco Wholesale Corp. *                      125,860
      970  Family Dollar Stores, Inc.                     27,994
    2,665  Home Depot, Inc.                              101,883
    6,790  IMS Health, Inc.                              145,102
      800  Iron Mountain, Inc. *                          31,240
      300  Kohl's Corp. *                                 16,683
    6,021  Lowe's Cos., Inc.                             205,316
      650  McGraw Hill Cos., Inc.                         34,177
    1,010  NBTY, Inc., UK *                                8,615
    2,050  NIKE, Inc., Class B                           101,188
      900  Reed International PLC                          7,361
    1,840  Robert Half International, Inc. *              37,959
      800  Ross Stores, Inc.                              25,040
    1,210  Target Corp.                                   37,692
    1,334  Wal-Mart Stores, Inc.                          68,568
                                                       1,313,368

           Consumer Staples - 3.21%
    1,175  Applebee's International, Inc.                 35,367
      550  Avon Products, Inc.                            25,756
      900  Brinker International, Inc. *                  22,860
      780  CEC Entertainment, Inc. *                      30,217
    8,728  Charter Communications, Inc., Class A *       123,414
      635  Constellation Brands, Inc., Class A *          26,060
      200  Darden Restaurants, Inc.                        6,404

    1,920  Gillette Co.                           $       59,693
      475  Krispy Kreme Doughnuts, Inc. *                 16,611
    8,358  Kroger Co. *                                  204,437
      480  PepsiCo, Inc.                                  23,381
    1,415  Safeway, Inc. *                                58,935
      170  Smithfield Foods, Inc. *                        3,579
      600  Starbucks Corp. *                              10,272
                                                         646,986

           Education - 0.32%
      705  Apollo Group, Inc., Class A *                  28,658
      390  Corinthian Colleges, Inc. *                    14,247
      170  Education Management Corp. *                    5,865
      700  Sylvan Learning Systems, Inc. *                15,680
                                                          64,450

           Energy - 1.43%
    1,000  Anadarko Petroleum Corp.                       57,050
      300  EOG Resources, Inc.                            10,611
    1,205  Global Marine, Inc. *                          19,401
    2,460  Grant Prideco, Inc. *                          22,361
      720  Nabors Industries, Inc. *                      22,133
    1,231  Noble Drilling Corp. *                         37,607
    3,620  Santa Fe International Corp.                   88,111
      220  Total Fina Elf S.A., Series B                  30,869
                                                         288,143

           Finance - 4.63%
    2,200  ACE, Ltd.                                      77,550
    1,745  Bank of America Corp.                         102,938
    6,575  Citigroup, Inc.                               299,294
      285  Compass Bancshares, Inc.                        7,134
      100  First Tennessee National Corp.                  3,451
    1,270  FleetBoston Financial Corp.                    41,732
    5,415  Freddie Mac                                   367,245
      500  Instinet Group, Inc. *                          4,800
      540  Principal Financial Group, Inc. *              12,150
      784  Southtrust Corp.                               17,765
                                                         934,059

           Financial Services - 6.68%
    2,616  AFLAC, Inc.                                    63,987
    3,568  American International Group, Inc.            280,445
      310  Aon Corp.                                      11,792
      800  Arthur J. Gallagher & Co.                      29,232
    2,710  BISYS Group, Inc. *                           140,974
      510  Capital One Financial Corp.                    21,068
      900  CIGNA Corp.                                    65,610
    3,840  Fiserv, Inc. *                                142,810
    2,403  Goldman Sachs Group, Inc.                     187,819
      900  Hartford Financial Services Group, Inc.        48,600
      280  Lehman Brothers Holdings, Inc.                 17,489
    1,400  Mellon Financial Corp.                         47,040
    1,245  Merrill Lynch & Co., Inc.                      54,419
    2,200  MetLife, Inc.                                  59,180
      200  Providian Financial Corp.                         778
    3,016  St. Paul Cos., Inc.                           138,434
      280  State Street Corp.                             12,751
    1,098  UnumProvident Corp.                            24,628
                                                       1,347,056

           Healthcare - 17.95%
    4,765  Abbott Laboratories                    $      252,450
      470  AdvancePCS *                                   28,562
    1,596  Allergan, Inc.                                114,577
    4,600  American Home Products Corp.                  256,818
    1,185  AmerisourceBergen Corp. *                      75,319
    1,711  Andrx Group *                                 111,095
      660  Anthem, Inc. *                                 27,641
    7,095  Applera Corp. - Applied Biosytems Group       207,032
      490  Barr Laboratories, Inc. *                      35,672
      455  Baxter International, Inc.                     22,008
    2,538  Biovail Corp. *                               119,946
      842  Cardinal Health, Inc.                          56,507
    1,200  Caremark Rx, Inc. *                            16,080
    2,270  Eli Lilly & Co.                               173,655
    2,190  Express Scripts, Inc., Class A *               89,659
    1,035  Forest Laboratories, Inc. *                    76,983
    2,560  Genentech, Inc. *                             133,760
    2,150  Genzyme Corp. *                               115,992
      785  Gilead Sciences, Inc. *                        49,376
    4,770  Guidant Corp. *                               198,003
      200  ICN Pharmaceuticals, Inc.                       4,842
    1,330  IDEC Pharmaceuticals Corp. *                   79,773
    1,035  ImClone Systems, Inc. *                        63,332
      700  Immunex Corp. *                                16,723
    2,000  IVAX Corp. *                                   41,100
    1,065  Johnson & Johnson                              61,674
    1,564  Laboratory Corporation of
           America Holdings *                            134,817
    1,700  Lincare Holdings, Inc. *                       43,690
    1,155  McKesson HBOC, Inc.                            42,723
      500  Millennium Pharmaceuticals, Inc. *             12,730
      850  Mylan Laboratories, Inc.                       31,340
    3,423  Pfizer, Inc.                                  143,424
    5,200  Pharmacia Corp.                               210,704
    1,385  Quest Diagnostics, Inc. *                      90,551
    2,915  Sanofi-Synthelabo SA                          192,054
    2,170  Schering-Plough Corp.                          80,681
      502  Serono, S.A., ADR                               9,608
      300  Shire Pharmaceuticals Group PLC *              13,410
    1,027  Tenet Healthcare Corp. *                       59,073
    1,775  Teva Pharmaceutical Industries, Ltd., ADR     109,695
      200  Watson Pharmaceuticals, Inc. *                  9,536
       60  Wellpoint Health Networks, Inc. *               6,695
                                                       3,619,310

           Media - 0.36%
      700  Hispanic Broadcasting Corp. *                  11,732
      300  Meredith Corp.                                  9,900
      200  New York Times Co., Class A                     8,250
      800  Tribune Co.                                    24,160
      995  USA Networks, Inc. *                           18,348
                                                          72,390

           Technology - 35.53%
      615  Activision, Inc. *                     $       22,232
    1,930  Adobe Systems, Inc. *                          50,952
    2,120  Advanced Fibre Communications, Inc. *          39,496
      580  Advanced Micro Devices, Inc. *                 5,707
    2,665  Affiliated Computer Services Inc., Class A *  234,653
    2,750  Akamai Technologies, Inc. *                     8,690
    4,760  Altera Corp. *                                 96,152
    7,679  Analog Devices, Inc. *                        291,802
    4,110  AOL Time Warner, Inc. *                       128,273
      694  Applied Materials, Inc. *                      23,672
    1,100  ARM Holdings PLC, ADR *                        16,940
    2,010  ASM International N.V. *                       31,979
    3,190  Atmel Corp. *                                  25,361
    3,825  Automatic Data Processing, Inc.               197,599
    2,640  BEA Systems, Inc. *                            32,050
    1,730  BMC Software, Inc. *                           26,071
      900  Brocade Communications Systems, Inc. *         22,095
    1,250  Brooks Automation, Inc. *                      40,350
      200  CacheFlow, Inc. *                                 402
    9,780  Cadence Design Systems, Inc. *                206,749
      130  CheckFree Corp. *                               1,830
    1,700  Cirrus Logic, Inc. *                           18,921
   10,500  Cisco Systems, Inc. *                         177,660
    1,060  Citrix Systems, Inc. *                         24,804
    7,465  Clear Channel Communications, Inc. *          284,566
    3,130  Computer Associates International, Inc.        96,780
    9,890  Concord EFS, Inc. *                           270,689
      530  Cypress Semiconductor Corp. *                  10,468
    6,025  Dell Computer Corp. *                         144,480
    3,110  DST Systems, Inc. *                           127,355
      610  eBay, Inc. *                                   32,013
      245  Electronic Arts, Inc *                         12,608
      361  Electronic Data Systems Corp.                  23,238
    5,733  EMC Corp.                                      70,631
    2,100  Emulex Corp. *                                 49,728
    1,675  Extreme Networks, Inc. *                       19,581
    1,460  Fairchild Semiconductor Corp., Class A *       31,025
    2,880  First Data Corp.                              194,602
    1,690  Flextronics International, Ltd. *              33,631
    5,305  Fox Entertainment Group, Inc., Class A *      116,763
    1,910  i2 Technologies, Inc. *                         8,710
      350  Intel Corp.                                     8,547
      582  International Business Machines Corp.          62,897
    3,980  Intersil Corp., Class A *                     130,345
    1,500  Juniper Networks, Inc. *                       33,435
      804  KLA-Tencor Corp. *                             32,851
    3,545  Lam Research Corp. *                           67,213
    2,600  Legato Systems, Inc. *                         21,814
    3,100  Lexmark International, Inc. *                 138,725
    1,945  LSI Logic Corp. *                              32,968
    1,406  LTX Corp. *                                    23,143
      400  Marvell Technology Group Ltd. *                 9,736
      200  Maxim Integrated Products, Inc. *               9,150
      300  McDATA Corp., Class B *                         4,701
    2,640  McDATA Corp., Class A *                        38,834
      780  Mercury Interactive Corp. *                    18,580
    1,260  Microchip Technology, Inc. *                   39,337
    1,848  Micron Technology, Inc. *                      42,060
    6,935  Microsoft Corp. *                      $      403,270
    3,660  Motorola, Inc.                                 59,914
      510  Netegrity, Inc. *                               5,987
      990  Network Appliance, Inc. *                      13,167
    3,131  Novellus Systems, Inc. *                      103,417
      200  NVIDIA Corp. *                                  8,572
   24,615  Oracle Corp. *                                333,779
    2,220  Palm, Inc. *                                    5,461
    5,300  PeopleSoft, Inc. *                            157,781
    4,210  Peregrine Systems, Inc. *                      60,792
      200  Powerwave Technologies, Inc *                   3,060
    4,645  QLogic Corp. *                                182,781
    1,940  Quest Software, Inc. *                         28,712
    7,500  Rational Software Corp. *                      98,400
      500  RF Micro Devices, Inc. *                       10,220
    2,572  Riverstone Networks, Inc. *                    32,716
      270  SAP AG                                         27,928
      440  Siebel Systems, Inc. *                          7,185
      100  SPX Corp. *                                     9,960
    3,940  STMicroelectronics N.V.                       110,202
    2,300  StorageNetworks, Inc. *                        11,523
   13,705  Sun Microsystems, Inc. *                      139,106
    5,700  SunGard Data Systems, Inc. *                  143,640
      200  Symbol Technologies, Inc.                       2,570
      557  Synopsys, Inc. *                               26,179
    2,960  Tekelec, Inc. *                                56,832
    3,410  Tektronix, Inc.                                67,177
      300  Teledyne Technologies, Inc. *                   4,551
    7,490  Texas Instruments, Inc.                       209,645
      230  THQ, Inc. *                                    11,454
    1,600  TranSwitch Corp. *                              5,296
      100  Univision Communications, Inc., Class A *       2,500
    4,195  VeriSign, Inc. *                              162,388
    9,514  VERITAS Software Corp. *                      270,007
    8,420  Viacom, Inc., Class B *                       307,414
      580  WatchGuard Technologies, Inc. *                 5,249
    1,440  webMethods, Inc. *                             13,234
    3,015  Xilinx, Inc. *                                 91,716
      760  Zarlink Semiconductor, Inc. *                   5,768
                                                       7,165,197

           Telecommunications - 5.91%
    1,340  Amdocs Ltd. *                                  34,987
    6,940  American Tower Corp., Class A *                76,479
    6,336  CIENA Corp. *                                 103,023
    1,240  CNET Networks, Inc *                            6,126
    7,231  Comverse Technology, Inc. *                   136,015
    9,000  EchoStar Communications Corp., Class A *      208,710
    1,638  Entercom Communications Corp. *                55,201
    2,160  Nextel Partners, Inc., Class A *               11,556
    7,350  Nokia Oyj, ADR                                150,748
      300  ONI Systems Corp. *                             1,467
    5,030  QUALCOMM, Inc. *                              247,074
    6,628  Qwest Communications International, Inc.       85,833
    3,290  Time Warner Telecom, Inc. *                    36,058
      140  Triton PCS Holdings, Inc., Class A *            4,505
    1,385  Westwood One, Inc. *                           32,949
                                                       1,190,731

           Utilities - 2.12%
    3,696  AES Corp. *                            $       51,190
    1,068  Calpine Corp. *                                26,433
    4,957  Dynegy, Inc., Class A                         177,956
    3,486  El Paso Corp.                                 171,023
                                                         426,602

           Total Common Stocks                        19,026,776
           ( Cost $20,800,537 )

INVESTMENT COMPANY - 25.25%

5,091,475  State Street Navigator Securities Lending
           Prime Portfolio (F)                         5,091,475

           Total Investment Company                    5,091,475
           ( Cost $5,091,475 )

Par Value

CERTIFICATE OF DEPOSIT - 5.36%

$1,081,293 State Street Eurodollar                     1,081,293

           Total Certificate of Deposit                1,081,293
           ( Cost $1,081,293 )

TOTAL INVESTMENTS  - 124.96%                          25,199,544
( Cost $26,973,305** )
NET OTHER ASSETS AND LIABILITIES  - (24.96)%          (5,033,811)
TOTAL NET ASSETS  - 100.00%                       $   20,165,733

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $29,032,753.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $4,920,507.
     ADR  American Depository Receipt.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                                  Appreciation/
Currency       Settlement Date Local Amount  Face Amount  Value  (Depreciation)
Australian
Dollar (Buy)   12/18/2001         15,838     S 8,141     S 7,943   S(198)
Australian
Dollar (Buy)   12/18/2001          5,909       3,033       2,963      70
Australian
Dollar (Sell)  12/18/2001         21,747      11,156      10,907     249
Japanese
Yen (Buy)      12/18/2001        392,023       3,325       3,209    (116)
Japanese
Yen (Buy)      12/18/2001      2,005,671      17,012      16,416    (596)
Japanese
Yen (Sell)     12/18/2001      2,392,023      20,445      19,578     867
Japanese
Yen (Sell)     12/18/2001          5,671          48         046       2
                                                                  ______
                                                                   S 138

              INTERNATIONAL STOCK FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 94.41%

           Argentina - 0.06%
    3,630  Grupo Financiero Galicia S.A., ADR        $    19,965

           Australia - 0.78%
   40,100  BHP, Ltd.                                     180,085
   12,000  TABCORP Holdings, Ltd.                         60,227
                                                         240,312

           Belgium - 0.55%
    2,400  Ackermans & van Haaren N.V.                    60,335
    8,556  Creyf's N.V. S.A.                             107,740
      456  Creyf's N.V.                                        4
                                                         168,079

           Brazil - 1.51%
    4,200  Companhia Brasileira de Distribuicao
           Grupo Pao de Acucar, ADR                       63,756
    7,700  Companhia de Bebidas das Americas, ADR        125,048
   20,400  Companhia Paranaense de Energia-
           Copel, ADR                                     97,920
    9,200  Embratel Participacoes, S.A., ADR              24,840
    3,200  Petroleo Brasileiro, S.A., ADR                 64,000
    6,514  Tele Norte Leste Participacoes, S.A., ADR      66,182
    3,900  Telesp Celular Participacoes, S.A., ADR        19,695
                                                         461,441

           Chile - 0.46%
    5,900  Administradora de Fondas de
           Pensiones Provida, S.A., ADR                  142,190

           Croatia - 0.09%
    3,100  Pliva d.d., GDR (C)                            26,625

           Czech Republic - 0.02%
      700  Ceska Sporitelna, S.A. *                        5,473

           Egypt - 0.19%
    7,700  Commercial International Bank, GDR (C)         57,365

           Finland - 1.60%
    7,700  Amer Group, Ltd.                              190,458
    5,960  UPM-Kymmene Oyj                               193,522
    4,400  Vaisala Oyj                                   106,459
                                                         490,439

           France - 11.20%
   23,800  Alcatel S.A., Series A                        358,993
    5,150  Alstom                                         78,654
    2,600  Aventis S.A.                                  191,178
   16,260  Axa                                           355,389
    3,810  BNP Paribas, S.A.                             316,646
    3,800  Carbone-Lorraine, S.A.                        105,579
    1,030  Compagnie de Saint-Gobain                     143,134
    7,500  GrandVision S.A.                              113,668
    6,500  Lagardere S.C.A.                              229,063
    4,300  Neopost, S.A. *                               127,632
   12,765  Suez Lyonnaise des Eaux, S.A.                 401,048
    3,680  Total Fina Elf S.A., Series B                 516,356
    2,300  Union Financiere de France Banque S.A.         71,992
    8,980  Vivendi Universal S.A.                        419,199
                                                       3,428,531

           Germany - 2.92%
      810  Allianz AG                             $      190,735
    9,200  Bayerische Hypo-und Vereinsbank AG            283,582
    4,600  E.On AG                                       239,559
    5,600  Hawesko Holding AG                             90,665
      700  Software AG                                    27,779
    3,011  Techem AG *                                    60,665
                                                         892,985

           Hong Kong - 2.70%
    9,420  China Mobile (Hong Kong), Ltd., ADR *         143,373
    5,460  CNOOC, Ltd., ADR                              107,180
   88,000  Esprit Holdings, Ltd.                          92,513
   34,000  Hutchison Whampoa, Ltd.                       274,615
   30,000  Shaw Brothers (Hong Kong), Ltd.                22,115
  656,000  Tingyi (Cayman Islands) Holdings Corp.         96,718
   44,000  Yue Yuen Industrial Holdings, Ltd.             89,128
                                                         825,642

           Hungary - 0.54%
    2,180  Gedeon Richter Rt.                            118,306
    2,950  Magyar Tavkozlesi Rt., ADR                     45,873
                                                         164,179

           India - 1.25%
    3,250  Hindalco Industries, Ltd., GDR                 37,853
   15,700  Hindustan Lever, Ltd.                          70,452
    2,700  ITC, Ltd.                                      38,652
    4,800  Larsen & Toubro, Ltd., GDR (C)                 33,197
    6,000  Larsen & Toubro, Ltd.                          20,748
   12,600  Reliance Industries, Ltd.                      67,057
   29,300  State Bank of India                           113,744
                                                         381,703

           Indonesia - 0.52%
  362,500  PT Hanjaya Mandala Sampoerna Tbk              103,819
   10,600  PT Telekomunikasi Indonesia, ADR               55,120
                                                         158,939

           Ireland - 0.93%
    3,700  Elan Corp. PLC, ADR *                         168,905
  188,025  Waterford Wedgwood PLC                        115,001
                                                         283,906

           Israel - 0.40%
   35,100  Bank Hapoalim, Ltd.                            68,152
      600  Check Point Software Technologies, Ltd. *      17,712
      570  Teva Pharmaceutical Industries, Ltd., ADR      35,226
                                                         121,090

           Italy - 5.34%
   19,020  Alleanza Assicuraziono                        195,881
    2,500  Campari Group SpA *                            54,979
   36,900  ENI SpA                                       462,001
    8,600  Industrie Natuzzi SpA, ADR                    100,104
   36,600  Interpump Group SpA                           124,766
   28,500  San Paolo - IMI SpA                           299,152
   47,800  Telecom Italia SpA                            398,552
                                                       1,635,435

           Japan - 15.37%
    1,700  ACOM Co., Ltd.                         $      141,777
    1,200  ADERANS Co., Ltd.                              43,086
    8,000  Canon, Inc.                                   232,404
    5,000  Diamond Lease Co., Ltd.                        60,753
       70  East Japan Railway Co.                        407,279
   23,000  Fujitsu, Ltd.                                 170,044
    6,000  Hitachi Medical Corp.                          56,551
   43,000  Hitachi, Ltd.                                 292,994
    1,800  Hokuto Corp.                                   77,849
    3,900  IMPACT 21 Co., Ltd.                            49,329
    7,000  Japan Digital Laboratory Co., Ltd.             67,118
   13,000  Kao Corp.                                     307,642
    2,400  KOSE Corp.                                     77,947
    4,000  Maruichi Steel Tube, Ltd.                      45,012
    1,500  Meitec Corp.                                   39,169
    3,000  Ministop Co., Ltd.                             44,922
   62,000  Nikko Securities Co., Ltd.                    334,424
    4,000  Nippon Ceramic Co., Ltd.                       53,205
   12,000  Nippon Shinyaku Co., Ltd.                      71,288
   53,000  Nissan Motor Co., Ltd.                        233,547
       18  NTT DoCoMo, Inc.                              243,829
    2,700  Orix Corp.                                    235,971
    3,000  Secom Techno Service Co., Ltd.                 75,401
    6,800  Sony Corp.                                    256,918
   43,000  Sumitomo Trust & Banking Co., Ltd.            239,308
   16,400  Toyota Motor Corp.                            397,470
   13,000  Yamanouchi Pharmaceutical Co., Ltd.           385,083
       40  Yoshinoya D&C Co., Ltd.                        64,629
                                                       4,704,949

           Mexico - 2.23%
   55,700  Carso Global Telecom                          104,239
    2,954  Cemex S.A. de C.V., ADR                        67,942
    3,470  Fomento Economico Mexicano,
           S.A. de C.V., ADR                             107,570
   38,800  Grupo Financiero Banorte,
           S.A. de C.V., Class O *                        62,567
    8,741  Grupo Iusacell S.A. de C.V., ADR *             22,814
    2,300  Grupo Televisa, S.A., GDR *                    70,035
   26,900  Kimberly-Clark de Mexico,
           S.A. de C.V., Class A                          73,118
    2,100  Telefonos de Mexico S.A., ADR, Class L         71,526
    5,000  Tubos de Acero de Mexico, S.A., ADR            47,000
   25,600  Wal-Mart de Mexico S.A. de C.V., Series C      55,281
                                                         682,092

           Netherlands - 11.34%
   30,000  ABN AMRO Holding N.V.                  $      457,640
    8,000  Akzo Nobel N.V.                               327,759
   11,700  Fortis N.V.                                   276,770
    2,650  Fugro N.V.                                    135,266
   12,300  Head N.V.                                      39,938
    8,375  Heineken N.V.                                 307,719
    6,730  Hunter Douglas N.V.                           152,846
    9,700  ING Groep N.V.                                241,673
    5,900  Internatio-Muller N.V.                        108,523
   22,763  Koninklijke (Royal) Philips Electronics N.V.  516,768
    6,300  N.V. Holdingmaatschappij De Telegraaf          94,404
    2,222  PinkRoccade N.V.                               46,467
    9,200  Royal Dutch Petroleum Co.                     467,534
    6,078  United Services Group N.V.                    102,504
    9,350  Wolters Kluwer N.V.                           196,118
                                                       3,471,929

           Norway - 0.29%
    6,300  Ekornes ASA                                    45,659
   27,300  Merkantildata ASA *                            17,116
   19,000  P4 Radio Hele Norge ASA                        25,619
                                                          88,394

           Panama - 0.08%
    1,500  Panamerican Beverages, Inc., Class A           23,760

           Peru - 0.13%
    5,100  Credicorp, Ltd.                                41,310

           Philippines - 0.28%
    6,700  Philippine Long Distance Telephone Co., ADR    48,307
   45,000  San Miguel Corp., Class B                      38,980
                                                          87,287

           Portugal - 1.06%
   40,966  Portugal Telecom, SGPS, S.A.                  324,252

           Russia - 0.70%
    3,180  Mobile Telesystems, ADR *                      90,058
    2,800  OAO Lukoil Holding, ADR                       124,267
                                                         214,325

           Singapore - 1.79%
   32,000  Over-Seas Chinese Banking Corp., Ltd.         184,306
   42,000  United OverSeas Bank, Ltd.                    234,991
   73,000  Want Want Holdings, Ltd.                      129,210
                                                         548,507

           South Africa - 1.53%
   24,700  ABSA Group, Ltd.                               86,896
    1,050  Anglo American Platinum Corp., Ltd.            34,291
   42,900  Iscor, Ltd. *                                 140,469
   76,600  Sanlam, Ltd.                                   71,429
    6,100  Sappi, Ltd.                                    56,882
    9,100  Sasol, Ltd.                                    79,361
                                                         469,328

           South Korea - 2.86%
    1,500  Hite Brewery Co., Ltd.                 $       54,609
    6,261  Kookmin Bank *                                163,800
    4,900  Korea Electric Power Corp.                     77,428
    4,740  Korea Telecom Corp., ADR                       98,782
      400  Korea Telecom Corp.                            14,872
      700  Pohang Iron & Steel Co., Ltd.                  48,257
    2,400  Pohang Iron & Steel Co., Ltd., ADR             41,160
    2,359  Samsung Electronics, GDR (C)                  177,751
    2,374  Samsung Fire & Marine Insurance                74,475
    5,939  SK Telecom Co., Ltd, ADR                      125,194
                                                         876,328

           Spain - 2.92%
   10,000  Abengoa, S.A.                                  59,004
    6,000  Aldeasa, S.A.                                  86,617
    6,600  Banco Pastor, S.A.                             84,000
   23,866  Empresa Nacional de Electricidad, S.A.        364,926
   12,000  Prosegur, CIA de Seguridad S.A.               146,790
   12,602  Telefonica S.A. *                             151,207
                                                         892,544

           Sweden - 2.45%
    3,100  Elanders AB, Series B                          23,685
   12,160  Elekta AB *                                    96,328
   32,400  Investor AB, Series B                         315,893
    8,300  Nobel Biocare AB                              315,134
                                                         751,040

           Switzerland - 2.94%
       44  Bank Sarasin & Cie, Registered, Class B        80,315
      340  Edipresse, S.A.                                91,482
       70  Gurit-Heberlien AG                             45,802
   11,800  Novartis AG                                   441,246
    3,500  Roche Holding AG                              242,387
                                                         901,232

           Taiwan - 1.66%
    6,499  China Steel Corp., GDR                         51,017
   83,427  Chinatrust Commercial Bank                     42,318
    6,615  Compal Electronics, Inc., GDR                  27,122
    1,000  Compal Electronics, Inc.                        4,100
      541  Far Eastern Textile, Ltd.                         157
  167,000  Fubon Insurance Co.                           144,249
   14,000  Quanta Computer, Inc.                          30,029
   52,808  Taiwan Cellular Corp.                          54,033
   54,600  Taiwan Semiconductor Manufacturing Co., Ltd.   96,539
   10,465  United Microelectronics Corp., ADR            59,650
                                                         509,214

           Turkey - 0.26%
2,829,705  Turkcell Iletisim Hizmetleri A.S.          $   14,016
    1,263  Turkcell Iletisim Hizmetleri A.S., ADR *       15,914
   19,615  Turkiye Garanti Bankasi A.S., ADR * (C)        19,727
17,208,025 Yapi ve Kredi Bankasi A.S.                     31,284
                                                          80,941

           United Kingdom - 15.23%
   83,700  Ashtead Group PLC                              92,409
   63,900  BAE Systems PLC                               310,044
   45,800  BP Amoco PLC                                  369,262
   52,190  British Telecommunications PLC                263,841
   43,500  Cadbury Schweppes PLC                         270,464
   21,400  Collins Stewart Holdings PLC                   98,548
   42,700  Diageo PLC                                    425,838
    7,788  Euromoney Institutional Investor PLC           31,112
   21,614  FKI PLC                                        48,354
   51,300  HSBC Holdings PLC                             561,535
  155,400  Kidde PLC                                     124,162
   17,300  Luminar PLC                                   205,578
   15,073  Man Group PLC                                 242,614
   19,500  Misys PLC                                      73,652
   27,700  National Grid Group PLC                       196,370
   19,600  Northgate PLC                                 123,573
   41,000  Old Mutual PLC                                 64,623
    5,700  Signet Group PLC, ADR                         151,050
   26,333  Singer & Friedlander Group PLC                 79,568
    3,100  South African Breweries PLC Ord.               19,185
   13,300  South African Breweries PLC                    82,869
   12,588  SSL International PLC                          95,273
   92,800  Tesco PLC                                     326,916
   11,400  Trinity Mirror PLC                             65,167
  147,700  Vodafone Group PLC                            341,157
                                                       4,663,164

           Venezuela - 0.23%
    3,100  Compania Anonima Nacional
           Telefonos de Venezuela, ADR                    70,060

           Total Common Stocks                        28,904,955
           ( Cost $35,028,141 )

PREFERRED STOCKS - 1.09%
           Brazil - 0.56%
15,795,104 Banco Bradesco, S.A.                       $   59,919
1,748,000  Banco Itau, S.A.                              110,948
                                                         170,867

           Germany - 0.53%
    3,800  Fielmann AG                                   135,144
    5,200  ProSiebenSat.1 Media AG                        27,595
                                                         162,739

           Total Preferred Stocks                        333,606
           ( Cost $335,088 )

WARRANTS AND RIGHTS - 0.01%

           Singapore - 0.01%
    4,100  Want Want Holdings, Ltd. *                      2,439

           Total Warrants and Rights                       2,439
           ( Cost $205 )

Par Value

CERTIFICATE OF DEPOSIT - 3.91%

           United States - 3.91%
$1,196,771 State Street Eurodollar                     1,196,771

           Total Certificate of Deposit                1,196,771
           ( Cost $1,196,771 )

TOTAL INVESTMENTS  - 99.42%                           30,437,771
( Cost $36,560,205** )
NET OTHER ASSETS AND LIABILITIES  - 0.58%                177,826
TOTAL NET ASSETS  - 100.00%                       $   30,615,597

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $36,593,835.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     ADR  American Depository Receipt.
     GDR  Global Depository Receipt.

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets:   % of Net Assets
           Banks                                        11.40%
           Financial Services                            8.80%
           Communication Services                        8.20%
           Drugs & Healthcare                            6.70%
           Food & Beverages                              5.90%
           Oil & Gas                                     4.70%
           Electronics                                   4.00%
           Certificate of Deposit                        3.91%
           Insurance                                     3.60%
           Electric Utilities                            3.20%
           Telecommunications                            3.20%
           Business Services                             3.20%
           Household Appliances & Home Furnishings       3.00%
           Retail Trade                                  2.40%
           Oil-Domestic                                  2.20%
           Computers & Business Equipment                2.20%
           Automobiles                                   2.10%
           Mining                                        1.90%
           Chemicals                                     1.70%
           Railroads & Equipment                         1.70%
           Retail Grocery                                1.30%
           Gas & Pipeline Utilities                      1.30%
           Telecommunications - Cellular Wireless        1.10%
           Cosmetics & Toiletries                        1.10%
           Construction & Mining Equipment               1.10%
           Paper                                         1.10%
           Aerospace                                     1.00%
           Publishing                                    0.90%
           Leisure Time                                  0.90%
           Software                                      0.80%
           Hotels & Restaurants                          0.70%
           Construction Materials                        0.70%
           Electrical Equipment                          0.61%
           Net Other Assets and Liabilities              0.58%
           Bio/Specialty Pharmacy                        0.50%
           Tobacco                                       0.50%
           Miscellaneous                                 0.40%
           Apparel & Textiles                            0.40%
           Conglomerates                                 0.30%
           Industrial Machinery                          0.20%
           Manufacturing                                 0.20%
           Household Products                            0.20%
           Television                                    0.10%
                                                       100.00%

                      Statements of Assets and Liabilities

                                                            Cash Reserves                  Bond                    Balanced
                                                                Fund                       Fund                      Fund

   ASSETS:
Investments (Note 2):
Investments at cost                                       $      21,102,563         $      58,758,107         $      188,404,590
Net unrealized appreciation (depreciation)                               --                 2,371,125                 (7,871,229)
       Total investments at value                                21,102,563                61,129,232                180,533,361
Cash                                                                     --                        --                         --
Foreign currency (Cost $3,699, $7,495 and $94,475) (Note 2)              --                        --                         --
Receivables:
   Investments sold                                                      --                 1,572,800                  2,077,173
   Fund shares sold                                                  33,699                   369,707                    477,102
   Dividends and interest                                            17,478                   746,788                    972,141
   Due from Advisor, net                                              4,680                        --                         --
Net unrealized appreciation on forward currency contracts                --                        --                         --
Prepaid registration fees                                            12,876                    13,001                     15,051
Deferred organization and offering costs                              9,740                     9,740                      9,740
                                                  ------------------------- -------------------------  -------------------------
   Total Assets                                                  21,181,036                63,841,268                184,084,568
                                                  ------------------------- -------------------------  -------------------------

LIABILITIES:
Payable to custodian                                                     --                        --                         --
Payables:
   Investments purchased                                                 --                 3,472,302                  6,456,190
   Due to Advisor, net                                                   --                       987                     22,350
   Fund shares repurchased                                           77,823                    15,376                    124,985
   Upon return of securities loaned (Note 7)                             --                   366,000                 23,422,528
   Administration and transfer agent fees                             4,996                    10,200                     35,913
   Distribution fees - Class B                                        5,854                    18,488                     58,194
   Shareholder servicing fees                                            --                    11,874                     35,833
Accrued expenses and other payables                                  13,282                    14,147                     37,738
                                                  ------------------------- -------------------------  -------------------------
       Total Liabilities                                            101,955                 3,909,374                 30,193,731
                                                  ------------------------- -------------------------  -------------------------
NET ASSETS                                                $      21,079,081         $      59,931,894         $      153,890,837
                                                  ========================= =========================  =========================

NET ASSETS consist of:
   Paid-in capital                                        $      21,060,563         $      57,880,494         $      161,897,525
   Accumulated undistributed (distributions in excess of)
     net investment income                                           18,518                    50,080                     32,890
   Accumulated net realized gain (loss) on investments sold
     and foreign currency related transactions                           --                  (369,805)                  (168,349)
   Net unrealized appreciation (depreciation) of investments
     (including appreciation (depreciation) of foreign
     currency related transactions)                                      --                 2,371,125                 (7,871,229)
                                                  ------------------------- -------------------------  -------------------------

TOTAL NET ASSETS                                          $      21,079,081         $      59,931,894         $      153,890,837
                                                  ========================= =========================  =========================

Class A Shares:
   Net Assets                                             $      11,508,349         $      28,813,122         $       61,836,359
   Shares of beneficial interest outstanding                     11,518,919                 2,816,164                  5,480,259
   NET ASSET VALUE and redemption price per share         $            1.00         $           10.23         $            11.28
   Sales charge of offering price*                                    0.056                      0.46                       0.63
                                                  ------------------------- -------------------------  -------------------------
   Maximum offering price per share                       $           1.056         $           10.69         $            11.91
                                                  ========================= =========================  =========================

Class B Shares:
   Net Assets                                             $       9,570,732         $      31,118,772         $       92,054,478
   Shares of beneficial interest outstanding                      9,577,096                 3,040,234                  8,151,917
   NET ASSET VALUE and redemption price per share**       $            1.00         $           10.24         $            11.29
                                                  ========================= =========================  =========================

* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund, and International Stock Fund.
** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

                      Statements of Assets and Liabilities

                                                                High Income             Growth and           Capital
                                                                    Fund               Income Fund        Appreciation Fund

   ASSETS:
Investments (Note 2):
Investments at cost                                       $      34,542,168        $      201,447,446         $      179,446,676
Net unrealized appreciation (depreciation)                       (3,735,086)              (20,166,306)               (13,789,265)
       Total investments at value                                30,807,082               181,281,140                165,657,411
Cash                                                                 25,773                        --                         --
Foreign currency (Cost $3,699, $7,495 and $94,475)(Note 2)            3,736                        --                         --
Receivables:
   Investments sold                                                  94,386                        --                         --
   Fund shares sold                                                  47,441                   235,582                    377,881
   Dividends and interest                                           609,846                   115,632                     68,096
   Due from Advisor, net                                              1,394                        --                         --
Net unrealized appreciation on forward currency contracts             1,112                        --                         --
Prepaid registration fees                                            12,701                    16,276                     15,901
Deferred organization and offering costs                              9,740                     9,740                      9,740
                                                  ------------------------- -------------------------  -------------------------
   Total Assets                                                  31,613,211               181,658,370                166,129,029
                                                  ------------------------- -------------------------  -------------------------

LIABILITIES:
Payable to custodian                                                     --                        --                         --
Payables:
   Investments purchased                                            205,214                 1,169,961                  2,436,582
   Due to Advisor, net                                                   --                    10,311                      2,544
   Fund shares repurchased                                           28,060                   145,842                     66,271
   Upon return of securities loaned (Note 7)                      5,306,722                27,112,072                  1,002,318
   Administration and transfer agent fees                             7,518                    55,423                     49,664
   Distribution fees - Class B                                        9,419                    62,940                     45,966
   Shareholder servicing fees                                         5,375                    33,051                     27,944
Accrued expenses and other payables                                  49,485                    22,257                     29,486
                                                  ------------------------- -------------------------  -------------------------
       Total Liabilities                                          5,611,793                28,611,857                 33,660,775
                                                  ------------------------- -------------------------  -------------------------
NET ASSETS                                                $      26,001,418        $      153,046,513         $      132,468,254
                                                  ========================= =========================  =========================


NET ASSETS consist of:
   Paid-in capital                                        $      32,288,403        $      178,302,549         $      146,817,741
   Accumulated undistributed (distributions in excess of)
     net investment income                                          139,826                        --                         --
   Accumulated net realized gain (loss) on investments sold and
     foreign currency related transactions                       (2,692,857)               (5,089,730)                  (560,222)
   Net unrealized appreciation (depreciation) of investments
     (including appreciation (depreciation) of foreign
     currency related transactions)                              (3,733,954)              (20,166,306)               (13,789,265)
                                                  ------------------------- -------------------------  -------------------------

TOTAL NET ASSETS                                          $      26,001,418        $      153,046,513         $      132,468,254
                                                  ========================= =========================  =========================

Class A Shares:
   Net Assets
   Shares of beneficial interest outstanding              $      10,938,759        $       55,965,674         $       59,800,846
   NET ASSET VALUE and redemption price per share                 1,534,699                 5,024,912                  4,668,182
   Sales charge of offering price*                        $            7.13        $            11.14         $            12.81
                                                                       0.32                      0.62                       0.72
   Maximum offering price per share               ------------------------- -------------------------  -------------------------
                                                          $            7.45        $            11.76         $            13.53
                                                  ========================= =========================  =========================


Class B Shares:
   Net Assets                                             $      15,062,659        $       97,080,839         $       72,667,408
   Shares of beneficial interest outstanding                      2,108,869                 8,810,490                  5,822,045
   NET ASSET VALUE and redemption price per share**       $            7.14        $            11.02         $            12.48
                                                  ========================= =========================  =========================

* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund, and International Stock Fund.
** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

                      Statements of Assets and Liabilities

                                                                  Mid-Cap         Emerging Growth           International Stock
                                                                   Fund                  Fund                        Fund

   ASSETS:
Investments (Note 2):
Investments at cost                                       $      26,804,048        $       26,973,305         $       36,560,205
Net unrealized appreciation (depreciation)                       (1,354,345)               (1,773,761)                (6,122,434)
       Total investments at value                                25,449,703                25,199,544                 30,437,771
Cash                                                                     --                    38,531                         --
Foreign currency (Cost $3,699, $7,495 and $94,475)(Note 2)               --                     7,434                     92,755
Receivables:
   Investments sold                                                 303,271                   281,450                         --
   Fund shares sold                                                 180,122                    32,625                     26,039
   Dividends and interest                                            12,840                     5,508                    108,085
   Due from Advisor, net                                              5,368                    15,834                         --
Net unrealized appreciation on forward currency contracts                --                       138                         --
Prepaid registration fees                                             4,051                     5,051                     13,001
Deferred organization and offering costs                              8,045                        --                      9,740
                                                  -------------------------  ------------------------  -------------------------
   Total Assets                                                  25,963,400                25,586,115                 30,687,391
                                                  -------------------------  ------------------------  -------------------------

LIABILITIES:
Payable to custodian                                                  2,061                        --                         --
Payables:
   Investments purchased                                            477,719                   272,805                     20,322
   Due to Advisor, net                                                   --                        --                      4,224
   Fund shares repurchased                                           30,563                     5,878                      1,773
   Upon return of securities loaned (Note 7)                      3,879,995                 5,091,475                         --
   Administration and transfer agent fees                             6,833                    12,821                     12,675
   Distribution fees - Class B                                        3,709                     4,327                      3,037
   Shareholder servicing fees                                         4,393                     4,240                      6,381
Accrued expenses and other payables                                  20,744                    28,836                     23,382
                                                  ------------------------- -------------------------  -------------------------
       Total Liabilities                                          4,426,017                 5,420,382                     71,794
                                                  ------------------------- -------------------------  -------------------------
NET ASSETS                                                $      21,537,383        $       20,165,733         $       30,615,597
                                                  ========================= =========================  =========================


NET ASSETS consist of:
   Paid-in capital                                        $      22,899,118        $       40,833,265         $       42,646,724
   Accumulated undistributed (distributions in excess of)
     net investment income                                            4,434                      (138)                        --
   Accumulated net realized gain (loss) on investments sold and
     foreign currency related transactions                          (11,824)              (18,893,759)                (5,906,206)
   Net unrealized appreciation (depreciation) of investments
     (including appreciation (depreciation) of foreign
     currency related transactions)                              (1,354,345)               (1,773,635)                (6,124,921)
                                                  ------------------------- -------------------------  -------------------------

TOTAL NET ASSETS                                          $      21,537,383        $       20,165,733         $       30,615,597
                                                  ========================= =========================  =========================

Class A Shares:
   Net Assets
   Shares of beneficial interest outstanding              $      15,345,179        $       13,263,245         $       25,828,943
   NET ASSET VALUE and redemption price per share                 1,619,176                 3,105,813                  3,533,565
   Sales charge of offering price*                        $            9.48        $             4.27         $             7.31
                                                                       0.53                      0.24                       0.41
   Maximum offering price per share               ------------------------- -------------------------  -------------------------
                                                          $           10.01        $             4.51         $             7.72
                                                  ========================= =========================  =========================


Class B Shares:
   Net Assets                                             $       6,192,204        $        6,902,488         $        4,786,654
   Shares of beneficial interest outstanding                        656,576                 1,636,016                    660,612
   NET ASSET VALUE and redemption price per share**       $            9.43        $             4.22         $             7.25
                                                  ========================= =========================  =========================

* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund, and International Stock Fund.
** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

          Statements of Operations For the Year Ended October 31, 2001

                                                            Cash Reserves                  Bond                    Balanced
                                                                Fund                       Fund                      Fund
INVESTMENT INCOME:
   Dividends                                              $              --         $              --         $          810,454
   Interest                                                         588,997                 2,348,391                  3,626,848
       Less: Foreign taxes withheld                                      --                        --                     (5,124)
   Securities lending income (Note 7)                                    --                       454                      3,487
                                                  ------------------------- -------------------------  -------------------------
       Total investment income                                      588,997                 2,348,845                  4,435,665
                                                  ------------------------- -------------------------  -------------------------

EXPENSES:
Management fees (Note 3)                                             52,255                   182,460                    790,296
Administration and transfer agent fees (Note 3)                      56,049                   106,810                    365,844
Registration expenses                                                19,857                    23,790                     49,352
Custodian and accounting fees                                        11,465                    26,271                     56,592
Professional fees                                                     8,690                    13,687                     15,972
Reports to shareholder expense                                        3,569                    10,469                     33,447
Trustees' fees                                                          240                     1,386                      2,929
Distribution fees - Class B (Note 3)                                 40,341                   134,530                    599,914
Shareholder servicing fees - Class A (Note 3)                            --                    46,388                    103,910
Shareholder servicing fees - Class B (Note 3)                            --                    44,843                    199,981
Amortization of organization and offering costs                       8,402                     8,402                      8,402
Other expenses                                                        2,371                     4,341                     12,365
                                                  ------------------------- -------------------------  -------------------------
   Total expenses before reimbursement                              203,239                   603,377                  2,239,004
   Less reimbursement (Note 3)                                      (90,801)                 (140,301)                  (298,079)
                                                  ------------------------- -------------------------  -------------------------
   Total expenses net of reimbursement/waiver                       112,438                   463,076                  1,940,925
                                                  ------------------------- -------------------------  -------------------------

NET INVESTMENT INCOME (LOSS)                                        476,559                 1,885,769                  2,494,740
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2)
   Net realized gain (loss) on investments (including
     net realized gain on foreign currency related
     transactions)                                                    1,543                   454,653                    324,720
   Net change in unrealized appreciation (depreciation)
     on investments (including net unrealized appreciation
     (depreciation) on foreign currency related transactions)            --                 2,228,685                (15,069,207)
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                      1,543                 2,683,338                (14,744,487)
                                                  ------------------------- -------------------------  -------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                         $         478,102         $       4,569,107         $      (12,249,747)
                                                  ========================= =========================  =========================

(1) Fund commenced investment operations on February 28, 2001.

          Statements of Operations For the Year Ended October 31, 2001

                                                                High Income                Growth and              Capital
                                                                   Fund                   Income Fund          Appreciation Fund

INVESTMENT INCOME:
   Dividends                                                       $ 41,208        $        2,349,580         $          841,887
   Interest                                                       2,500,899                   191,527                    188,137
       Less: Foreign taxes withheld                                    (162)                  (16,412)                    (3,112)
   Securities lending income (Note 7)                                   880                     3,617                      4,032
                                                  ------------------------- -------------------------  -------------------------
       Total investment income                                    2,542,825                 2,528,312                  1,030,944
                                                  ------------------------- -------------------------  -------------------------

EXPENSES:
Management fees (Note 3)                                            130,088                   867,814                    855,457
Administration and transfer agent fees (Note 3)                      95,255                   586,183                    497,156
Registration expenses                                                19,448                    49,542                     48,281
Custodian and accounting fees                                        55,125                    41,327                     39,158
Professional fees                                                    19,937                    17,944                     21,354
Reports to shareholder expense                                        6,057                    43,612                     32,675
Trustees' fees                                                          706                     5,222                      3,593
Distribution fees - Class B (Note 3)                                105,495                   802,415                    517,251
Shareholder servicing fees - Class A (Note 3)                        23,966                   126,883                    112,745
Shareholder servicing fees - Class B (Note 3)                        35,165                   267,501                    172,417
Amortization of organization and offering costs                       8,402                     8,402                      8,402
Other expenses                                                        2,684                    18,574                     11,799
                                                  ------------------------- -------------------------  -------------------------
   Total expenses before reimbursement                              502,328                 2,835,419                  2,320,288
   Less reimbursement (Note 3)                                     (160,158)                 (454,597)                  (430,721)
                                                  ------------------------- -------------------------  -------------------------
   Total expenses net of reimbursement/waiver                       342,170                 2,380,822                  1,889,567
                                                  ------------------------- -------------------------  -------------------------

NET INVESTMENT INCOME (LOSS)                                      2,200,655                   147,490                   (858,623)
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2)
   Net realized gain (loss) on investments (including
     net realized gain on foreign currency related
     transactions)                                               (2,071,907)               (3,581,030)                   (88,162)
   Net change in unrealized appreciation (depreciation)
     on investments (including net unrealized appreciation
     (depreciation) on foreign currency related transactions)      (900,341)              (33,460,157)               (29,034,662)
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                 (2,972,248)              (37,041,187)               (29,122,824)
                                                  ------------------------- -------------------------  -------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                           $      (771,593)       $      (36,893,697)        $      (29,981,447)
                                                  ========================= =========================  =========================

(1) Fund commenced investment operations on February 28, 2001.

          Statements of Operations For the Year Ended October 31, 2001

                                                                  Mid-Cap           Emerging Growth         International Stock
                                                                  Fund (1)              Fund                       Fund

INVESTMENT INCOME:
   Dividends                                              $         128,037        $          102,606         $          769,284
   Interest                                                          22,513                    75,754                     40,587
       Less: Foreign taxes withheld                                      --                    (1,101)                   (88,142)
   Securities lending income (Note 7)                                   829                     1,054                         --
                                                  ------------------------- -------------------------  -------------------------
       Total investment income                                      151,379                   178,313                    721,729
                                                  ------------------------- -------------------------  -------------------------

EXPENSES:
Management fees (Note 3)                                            100,869                   180,003                    368,692
Administration and transfer agent fees (Note 3)                      46,430                   137,470                    128,096
Registration expenses                                                 8,087                    26,160                     20,134
Custodian and accounting fees                                        28,965                   129,304                    102,976
Professional fees                                                    11,222                    13,442                     22,543
Reports to shareholder expense                                        3,145                     7,737                      8,811
Trustees' fees                                                          350                       709                        173
Distribution fees - Class B (Note 3)                                 16,076                    58,711                     41,384
Shareholder servicing fees - Class A (Note 3)                        21,186                    40,428                     73,961
Shareholder servicing fees - Class B (Note 3)                         5,359                    19,582                     13,794
Amortization of organization and offering costs                      15,922                     7,557                      8,402
Other expenses                                                        1,190                     4,786                      2,867
                                                  ------------------------- -------------------------  -------------------------
   Total expenses before reimbursement                              258,801                   625,889                    791,833
   Less reimbursement (Note 3)                                     (94,077)                  (278,988)                  (187,608)
                                                  ------------------------- -------------------------  -------------------------
   Total expenses net of reimbursement/waiver                       164,724                   346,901                    604,225
                                                  ------------------------- -------------------------  -------------------------

NET INVESTMENT INCOME (LOSS)                                        (13,345)                 (168,588)                   117,504
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2)
   Net realized gain (loss) on investments (including
     net realized gain on foreign currency related
     transactions)                                                  (11,839)              (12,090,030)                (3,933,175)
   Net change in unrealized appreciation (depreciation)
     on investments (including net unrealized appreciation
     (depreciation) on foreign currency related transactions)    (1,354,345)               (2,866,802)                (5,132,090)
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                 (1,366,184)              (14,956,832)                (9,065,265)
                                                  ------------------------- -------------------------  -------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                         $      (1,379,529)       $      (15,125,420)        $       (8,947,761)
                                                  ========================= =========================  =========================

(1) Fund commenced investment operations on February 28, 2001.

                       Statements of Changes in Net Assets

                                                                   Cash Reserves                            Bond
                                                                       Fund                                 Fund

                                                            Year Ended       Year Ended          Year Ended        Year Ended
                                                         October 31, 2001 October 31, 2000    October 31, 2001  October 31, 2000

NET ASSETS at beginning of period                       $      7,968,979  $     7,981,951     $    24,261,094  $     15,498,925
                                                        ----------------  ---------------     ---------------  ----------------

Increase (decrease) in net assets from operations:
   Net investment income                                         476,559          415,295           1,885,769         1,033,194
   Net realized gain (loss)                                        1,543              (63)            454,653          (452,538)
   Net change in unrealized appreciation (depreciation)               --               --           2,228,685           169,747
                                                        ----------------  ---------------     ---------------  ----------------
   Net increase (decrease) in net assets from operations         478,102          415,232           4,569,107           750,403
                                                        ----------------  ---------------     ---------------  ----------------

Distributions to shareholders from:
   Net investment income
     Class A                                                    (316,064)        (272,200)         (1,025,122)         (525,490)
     Class B                                                    (176,874)        (143,125)           (848,018)         (508,730)
   Net realized gains
     Class A                                                          --               --                  --                --
     Class B                                                          --               --                  --                --
                                                        ----------------  ---------------     ---------------  ----------------
     Total distributions                                        (492,938)        (415,325)         (1,873,140)       (1,034,220)
                                                        ----------------  ---------------     ---------------  ----------------

Capital Share transactions:
   Class A Shares
     Shares sold                                              12,283,394        5,234,906          14,831,688         6,976,002
     Issued to shareholders in reinvestment of distributions     315,621          271,074           1,009,640           514,391
     Shares redeemed                                          (6,186,298)      (4,882,011)         (1,660,691)       (2,060,463)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase from capital share transactions              6,412,717          623,969          14,180,637         5,429,930
                                                        ----------------  ---------------     ---------------  ----------------
   Class B Shares
     Shares sold                                              10,789,920        3,541,946          20,417,680         5,238,219
     Issued to shareholders in reinvestment of distributions     165,658          140,677             783,880           473,758
     Shares redeemed                                          (4,243,357)      (4,319,471)         (2,407,364)       (2,095,921)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase (decease) from capital share
      transactions                                             6,712,221         (636,848)         18,794,196         3,616,056
                                                        ----------------  ---------------     ---------------  ----------------
Total increase (decrease) in net assets                       13,110,102          (12,972)         35,670,800         8,762,169
                                                        ----------------  ---------------     ---------------  ----------------

NETASSETS at end of period (including line A)           $     21,079,081  $     7,968,979     $    59,931,894  $     24,261,094
                                                        ================  ===============     ===============  ================

(A) Undistributed (distributions in excess of) net
  investment income                                     $        18,518   $        31,584     $        50,080  $         20,068
                                                        ================  ===============     ===============  ================

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                              12,284,411        5,234,891           1,494,449           728,394
     Issued to shareholders in reinvestment of distributions     315,621          271,062             102,021            53,722
     Shares redeemed                                          (6,186,330)      (4,881,981)           (167,779)         (214,902)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase in shares outstanding                        6,413,702          623,972           1,428,691           567,214
                                                        ----------------  ---------------     ---------------  ----------------
   Class B Shares
     Shares sold                                              10,790,897        3,541,848           2,057,074           545,816
     Issued to shareholders in reinvestment of distributions     165,658          140,622              79,086            49,469
     Shares redeemed                                          (4,243,357)      (4,319,316)           (242,869)         (218,789)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase (decrease) in shares outstanding             6,713,198         (636,846)          1,893,291           376,496
                                                        ----------------  ---------------     ---------------  ----------------

                      Statements of Changes in Net Assets

                                                                        Balanced                          High Income
                                                                         Fund                                 Fund

                                                              Year Ended       Year Ended          Year Ended         Year Ended
                                                        October 31, 2001 October 31, 2000    October 31, 2001   October 31, 2000

NET ASSETS at beginning of period                        $    90,756,675 $     46,560,118    $     20,665,369    $    17,278,309
                                                         --------------- ----------------    ----------------    ---------------

Increase (decrease) in net assets from operations:
   Net investment income                                       2,494,740        1,510,279           2,200,655          1,702,789
   Net realized gain (loss)                                      324,720         (244,076)         (2,071,907)          (258,795)
   Net change in unrealized appreciation (depreciation)      (15,069,207)       3,278,145            (900,341)        (1,783,785)
                                                        ---------------  ----------------    ----------------    ---------------
   Net increase (decrease) in net assets from operations     (12,249,747)       4,544,348            (771,593)          (339,791)
                                                         --------------- ----------------    ----------------    ---------------

Distributions to shareholders from:
   Net investment income                                      (1,076,606)        (559,926)           (935,780)          (765,887)
     Class A                                                  (1,429,673)        (946,179)         (1,266,039)          (928,501)
     Class B
   Net realized gains                                                 --         (105,600)                 --                 --
     Class A                                                          --         (237,904)                 --                 --
     Class B                                             --------------- ----------------    ----------------    ---------------
                                                              (2,506,279)      (1,849,609)         (2,201,819)        (1,694,388)
     Total distributions                                 --------------- ----------------    ----------------    ---------------

Capital Share transactions:
   Class A Shares
     Shares sold                                              44,717,880       15,089,626           3,735,460          1,545,554
     Issued to shareholders in reinvestment of distributions   1,071,165          658,892             905,633            735,562
     Shares redeemed                                          (5,714,452)      (4,812,012)           (890,153)          (924,681)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase from capital share transactions             40,074,593       10,936,506           3,750,940          1,356,435
                                                         --------------- ----------------    ----------------    ---------------
   Class B Shares
     Shares sold                                              48,621,621       36,064,441           5,986,897          5,816,822
     Issued to shareholders in reinvestment of distributions   1,400,125        1,163,242             937,999            702,434
     Shares redeemed                                         (12,206,151)      (6,662,371)         (2,366,375)        (2,454,452)
                                                         --------------- ----------------    ----------------    ---------------

     Net increase (decease) from capital share                37,815,595       30,565,312           4,558,521          4,064,804
      transactions                                       --------------- ----------------    ----------------    ---------------
                                                              63,134,162       44,196,557           5,336,049          3,387,060
Total increase (decrease) in net assets                  --------------- ----------------    ----------------    ---------------

NET ASSETS at end of period (including line A)           $   153,890,837 $     90,756,675    $     26,001,418    $    20,665,369
                                                         =============== ================    ================    ===============

(A) Undistributed (distributions in excess of) net
  investment income                                      $        32,890 $         11,140    $        139,826    $        76,204
                                                         =============== ================    ================    ===============

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                               3,732,153        1,208,487             485,384            178,683
     Issued to shareholders in reinvestment of distributions      89,954           48,399             118,887             86,177
     Shares redeemed                                            (482,481)        (386,189)           (115,869)          (105,782)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase in shares outstanding                        3,339,626          870,697             488,402            159,078
                                                         --------------- ----------------    ----------------    ---------------
   Class B Shares
     Shares sold                                               4,045,142        2,871,367             768,870            668,629
     Issued to shareholders in reinvestment of distributions     117,087           93,064             122,861             81,293
     Shares redeemed                                          (1,037,965)        (530,736)           (309,079)          (279,222)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase (decrease) in shares outstanding             3,124,264        2,433,695             582,652            470,700
                                                          -------------- ----------------    ----------------    ---------------

                      Statements of Changes in Net Assets

                                                                Growth and Income
                                                                      Fund

                                                           Year Ended        Year Ended
                                                         October 31, 2001  October 31, 2000

NET ASSETS at beginning of period                        $   153,786,144 $     81,501,997
                                                         --------------- ----------------

Increase (decrease) in net assets from operations:
   Net investment income                                         147,490           12,106
   Net realized gain (loss)                                   (3,581,030)      (1,195,785)
   Net change in unrealized appreciation (depreciation)      (33,460,157)       7,385,906
                                                         --------------- ----------------
   Net increase (decrease) in net assets from operations     (36,893,697)       6,202,227
                                                         --------------- ----------------
Distributions to shareholders from:
   Net investment income                                      (211,027)          (87,911)
     Class A                                                          --          (35,566)
     Class B
   Net realized gains                                                 --          (39,692)
     Class A                                                          --          (89,517)
     Class B                                             --------------- ----------------
                                                                (211,027)        (252,686)
     Total distributions                                 --------------- ----------------

Capital Share transactions:
   Class A Shares
     Shares sold                                              28,203,036       25,493,468
     Issued to shareholders in reinvestment of distributions     208,105          127,180
     Shares redeemed                                          (7,565,418)      (6,358,513)
                                                         --------------- ----------------
     Net increase from capital share transactions             20,845,723       19,262,135
                                                         --------------- ----------------
   Class B Shares
     Shares sold                                              33,228,377       57,537,601
     Issued to shareholders in reinvestment of distributions          --          123,944
     Shares redeemed                                         (17,709,007)     (10,589,074)
                                                         --------------- ----------------

     Net increase (decease) from capital share               15,519,370       47,072,471
      transactions                                       --------------- ----------------
                                                                (739,631)      72,284,147
Total increase (decrease) in net assets                  --------------- ----------------

NET ASSETS at end of period (including line A)           $   153,046,513 $    153,786,144
                                                         =============== ================

(A) Undistributed (distributions in excess of) net
  investment income                                      $            -- $             --
                                                         =============== ================

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                               2,274,905        1,846,869
     Issued to shareholders in reinvestment of distributions      16,218            9,353
     Shares redeemed                                           (607,809)        (455,758)
                                                         --------------- ----------------
     Net increase in shares outstanding                        1,683,314        1,400,464
                                                         --------------- ----------------
   Class B Shares
     Shares sold                                               2,609,700        4,170,579
     Issued to shareholders in reinvestment of distributions          --            9,343
     Shares redeemed                                          (1,448,428)        (767,441)
                                                         --------------- ----------------
     Net increase (decrease) in shares outstanding             1,161,272        3,412,481
                                                          -------------- ----------------

                      Statements of Changes in Net Assets

                                                               Capital Appreciation                        Mid-Cap
                                                                       Fund                                 Fund

                                                            Year Ended       Year Ended                 Period Ended
                                                         October 31, 2001 October 31, 2000           October 31, 2001(1)

NET ASSETS at beginning of period                       $     92,970,739  $    36,824,494            $             --
                                                        ----------------  ---------------            ----------------

Increase (decrease) in net assets from operations:
   Net investment income (loss)                                 (858,623)        (444,518)                    (13,345)
   Net realized gain (loss)                                      (88,162)         114,311                     (11,839)
   Net change in unrealized appreciation (depreciation)      (29,034,662)       9,962,008                  (1,354,345)
                                                        ----------------  ---------------            ----------------
   Net increase (decrease) in net assets from operations     (29,981,447)       9,631,801                  (1,379,529)
                                                        ----------------  ---------------            ----------------

Distributions to shareholders from:
   Net investment income
     Class A                                                          --               --                          --
     Class B                                                          --               --                          --
   Net realized gains
     Class A                                                          --          (14,447)                         --
     Class B                                                          --          (26,348)                         --
                                                        ----------------  ---------------            ----------------
     Total distributions                                              --          (40,795)                         --
                                                        ----------------  ---------------            ----------------

Capital Stock transactions:
   Class A Shares
     Shares sold                                              40,362,213       23,430,373                  16,428,330
     Issued to shareholders in reinvestment of distributions          --           14,391                          --
     Shares redeemed                                          (4,729,322)      (4,619,423)                   (160,789)
                                                        ----------------  ---------------            ----------------
     Net increase from capital share transactions             35,632,891       18,825,341                  16,267,541
                                                        ----------------  ---------------            ----------------
   Class B Shares
     Shares sold                                              43,067,242       32,183,438                   6,908,680
     Issued to shareholders in reinvestment of distributions          --           26,124                          --
     Shares redeemed                                          (9,221,171)      (4,479,664)                   (259,309)
                                                        ----------------  ---------------            ----------------
     Net increase from capital share transactions             33,846,071       27,729,898                   6,649,371
                                                        ----------------  ---------------            ----------------
Total increase (decrease) in net assets                       39,497,515       56,146,245                  21,537,383
                                                        ----------------  ---------------            ----------------

NET ASSETS at end of period (including line A)          $    132,468,254  $    92,970,739            $     21,537,383
                                                        ================  ===============            ================

(A) Undistributed (distributions in excess of) net
     investment income                                  $            --   $            --                      $4,434
                                                        ================  ===============            ================


OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                               2,809,993        1,508,464                   1,635,961
     Issued to shareholders in reinvestment of distributions          --              997                          --
     Shares redeemed                                            (325,472)        (293,733)                    (16,785)
                                                        ----------------  ---------------            ----------------
     Net increase in shares outstanding                        2,484,521        1,215,728                   1,619,176
                                                        ----------------  ---------------            ----------------
   Class B Shares
     Shares sold                                               2,941,139        2,091,342                     683,257
     Issued to shareholders in reinvestment of distributions          --            1,827                          --
     Shares redeemed                                            (657,868)        (294,032)                    (26,681)
                                                        ----------------  ---------------            ----------------
     Net increase in shares outstanding                        2,283,271        1,799,137                     656,576
                                                        ----------------  ---------------            ----------------

(1) Fund commenced investment operations on February 28, 2001.
(2) Fund commenced investment operations on February 29, 2000.

                       Statements of Changes in Net Assets


                                                                 Emerging Growth                      International Stock
                                                                       Fund                               Fund

                                                              Year Ended     Period Ended        Year Ended        Year Ended
                                                        October 31, 2001 October 31, 2000(2) October 31, 2001   October 31, 2000

NET ASSETS at beginning of period                        $    29,397,251 $             --    $     37,567,387    $    36,540,092
                                                         --------------- ----------------    ----------------    ---------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                 (168,588)         (98,296)            117,504            132,129
   Net realized gain (loss)                                  (12,090,030)      (6,811,319)         (3,933,175)        (1,881,318)
   Net change in unrealized appreciation (depreciation)       (2,866,802)       1,093,167          (5,132,090)        (2,065,004)
                                                         --------------- ----------------    ----------------    ---------------
   Net increase (decrease) in net assets from operations     (15,125,420)      (5,816,448)         (8,947,761)        (3,814,193)
                                                         --------------- ----------------    ----------------    ---------------
Distributions to shareholders from:
   Net investment income
     Class A                                                          --               --            (224,139)          (440,689)
     Class B                                                          --               --              (3,445)           (23,618)
   Net realized gains
     Class A                                                          --               --                  --         (2,379,485)
     Class B                                                          --               --                  --           (255,311)
                                                         --------------- ----------------    ----------------    ---------------
     Total distributions                                              --               --            (227,584)        (3,099,103)
                                                         --------------- ----------------    ----------------    ---------------
Capital Stock transactions:
   Class A Shares
     Shares sold                                               3,999,384       25,755,958           2,135,362          2,588,770
     Issued to shareholders in reinvestment of distributions          --               --             131,201          2,819,698
     Shares redeemed                                          (1,228,403)        (186,109)           (803,045)          (482,865)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase from capital share transactions              2,770,981       25,569,849           1,463,518          4,925,603
                                                         --------------- ----------------    ----------------    ---------------
   Class B Shares
     Shares sold                                               4,539,979        9,908,820           1,727,460          3,486,182
     Issued to shareholders in reinvestment of distributions          --               --               3,391            276,979
     Shares redeemed                                          (1,417,058)        (264,970)           (970,814)          (748,173)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase from capital share transactions              3,122,921        9,643,850             760,037          3,014,988
                                                         --------------- ----------------    ----------------    ---------------
Total increase (decrease) in net assets                       (9,231,518)      29,397,251          (6,951,790)         1,027,295
                                                         --------------- ----------------    ----------------    ---------------

NET ASSETS at end of period (including line A)           $    20,165,733 $     29,397,251    $     30,615,597    $    37,567,387
                                                         =============== ================    ================    ===============

(A) Undistributed (distributions in excess of) net       $          (138)$             --    $             --    $        24,450
     investment income                                   =============== ================    ================    ===============

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                                 700,809        2,656,627             253,466            247,409
     Issued to shareholders in reinvestment of distributions          --               --              15,982            255,360
     Shares redeemed                                            (230,590)         (21,033)            (93,092)           (46,500)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase in shares outstanding                          470,219        2,635,594             176,356            456,269
                                                         --------------- ----------------    ----------------    ---------------
   Class B Shares
     Shares sold                                                 805,359        1,137,730             197,258            334,355
     Issued to shareholders in reinvestment of distributions          --               --                 416             25,337
     Shares redeemed                                            (276,029)         (31,044)           (117,041)           (72,000)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase in shares outstanding                          529,330        1,106,686              80,633            287,692
                                                         --------------- ----------------    ----------------    ---------------

(1) Fund commenced investment operations on February 28, 2001.
(2) Fund commenced investment operations on February 29, 2000.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                               CASH RESERVES FUND

                                                        Year Ended            Year Ended            Year Ended         Inception(a)
                                                        10/31/2001            10/31/2000            10/31/1999        to 10/31/1998

Net Asset Value, Beginning of Period                   $      1.00           $      1.00           $      1.00        $        1.00

   Income from Investment Operations:
     Net investment income                                    0.04                  0.06                  0.05                 0.04

       Total from investment operations                       0.04                  0.06                  0.05                 0.04


   Less Distributions:
     Distributions from net investment income                (0.04)                (0.06)                (0.05)               (0.04)

       Total distributions                                   (0.04)                (0.06)                (0.05)               (0.04)

Net increase in net asset value                                 --                    --                    --                   --

Net Asset Value, End of Period                         $      1.00           $      1.00           $      1.00        $        1.00


Total Return+                                                 4.50%                 5.77%                 4.60%            4.21%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    11,508           $     5,104           $     4,481        $       4,339
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.25%                 2.07%                 2.63%            4.76%(2)
   After reimbursement of expenses by Advisor                 0.55%                 0.55%                 0.55%            0.55%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                3.26%                 4.09%                 2.33%            0.67%(2)
   After reimbursement of expenses by Advisor                 3.96%                 5.61%                 4.41%            4.88%(2)





Net Asset Value, Beginning of Period                   $      1.00           $      1.00           $      1.00        $        1.00

   Income from Investment Operations:
     Net investment income                                    0.04                  0.05                  0.04                 0.03

       Total from investment operations                       0.04                  0.05                  0.04                 0.03


   Less Distributions:
     Distributions from net investment income                (0.04)                (0.05)                (0.04)               (0.03)

       Total distributions                                   (0.04)                (0.05)                (0.04)               (0.03)

Net increase in net asset value                              --                    --                    --                   --

Net Asset Value, End of Period                         $      1.00           $      1.00           $      1.00        $        1.00


Total Return+                                                 3.72%                 4.97%                 3.81%            3.50%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     9,571           $     2,865           $     3,501        $         894
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.00%                 2.82%                 3.38%            5.51%(2)
   After reimbursement of expenses by Advisor                 1.30%                 1.30%                 1.30%            1.30%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                2.51%                 3.34%                 1.84%          (0.08)%(2)
   After reimbursement of expenses by Advisor                 3.21%                 4.86%                 3.92%            4.13%(2)

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

            Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                    BOND FUND

                                                  Year Ended            Year Ended            Year Ended          Inception(a)
                                                  10/31/2001            10/31/2000            10/31/1999          to 10/31/1998

Net Asset Value, Beginning of Period                   $      9.57           $    9.74             $     10.14        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.55                  0.63                  0.51                 0.45
     Net realized and unrealized gain (loss) on
     investments                                              0.67                 (0.17)                (0.35)                0.14

       Total from investment operations                       1.22                  0.46                  0.16                 0.59

   Less Distributions:
     Distributions from net investment income                (0.56)                (0.63)                (0.51)               (0.45)
     Distributions from capital gains                           --                    --                 (0.05)                  --

       Total distributions                                   (0.56)                (0.63)                (0.56)               (0.45)

Net increase (decrease) in net asset value                    0.66                 (0.17)                (0.40)                0.14

Net Asset Value, End of Period                               10.23                  9.57                  9.74  $             10.14


Total Return+                                                13.07%                 4.89%                 1.60%             6.08%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     28,813          $     13,279          $      7,991       $        4,797
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.28%                 1.66%                 2.02%             4.83%(2)
   After reimbursement of expenses by Advisor                 0.90%                 0.90%                 0.90%             0.60%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                5.15%                 5.76%                 4.06%             1.14%(2)
   After reimbursement of expenses by Advisor                 5.53%                 6.52%                 5.18%             5.37%(2)
Portfolio Turnover                                             109%                  366%                  725%                  95%




Net Asset Value, Beginning of Period                   $      9.58           $      9.75           $     10.14        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.48                  0.55                  0.44                 0.39
     Net realized and unrealized gain (loss)
     on investments                                           0.66                 (0.17)               (0.35)                 0.14

       Total from investment operations                       1.14                  0.38                  0.09                 0.53

   Less Distributions:
     Distributions from net investment income                (0.48)                (0.55)                (0.44)               (0.39)
     Distributions from capital gains                           --                    --                 (0.04)                  --

       Total distributions                                   (0.48)                (0.55)                (0.48)               (0.39)

Net increase (decrease) in net asset value                    0.66                 (0.17)                (0.39)                0.14

Net Asset Value, End of Period                         $     10.24           $      9.58           $      9.75        $       10.14


Total Return+                                                12.23%                 4.10%                 0.94%             5.36%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    31,119           $     10,982          $      7,508       $        2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.03%                 2.41%                 2.77%             5.58%(2)
   After reimbursement of expenses by Advisor                 1.65%                 1.65%                 1.65%             1.35%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                4.40%                 5.01%                 3.46%             0.39%(2)
   After reimbursement of expenses by Advisor                 4.78%                 5.77%                 4.58%             4.62%(2)
Portfolio Turnover                                             109%                  366%                  725%                  95%

(1)  Not annualized
(2)  Annualized
 +   Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                  BALANCED FUND

                                                  Year Ended            Year Ended            Year Ended          Inception(a)
                                                  10/31/2001            10/31/2000            10/31/1999           to 10/31/98

Class A

Net Asset Value, Beginning of Period                   $     12.65           $     12.05           $     10.68        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.30                  0.34                  0.27                 0.21
     Net realized and unrealized gain (loss)
     on investments                                          (1.37)                 0.69                  1.38                 0.68

       Total from investment operations                      (1.07)                 1.03                  1.65                 0.89

   Less Distributions:
     Distributions from net investment income                (0.30)                (0.35)                (0.27)               (0.21)
     Distributions from capital gains                           --                 (0.08)                (0.01)                  --

       Total distributions                                   (0.30)                (0.43)                (0.28)               (0.21)

Net increase (decrease) in net asset value                   (1.37)                 0.60                  1.37                 0.68

Net Asset Value, End of Period                         $     11.28           $     12.65           $     12.05        $       10.68


Total Return+                                                (8.54)%                8.67%                15.58%             8.92%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    61,836           $     27,088          $     15,297       $       15,670
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.35%                 1.28%                 1.47%             3.40%(2)
   After reimbursement of expenses by Advisor                 1.10%                 1.10%                 1.10%             1.10%(2)
Ratios of net investment income to average net
assets:
   Before reimbursement of expenses by Advisor                2.30%                 2.65%                 1.99%             0.23%(2)
   After reimbursement of expenses by Advisor                 2.55%                 2.83%                 2.36%             2.53%(2)
Portfolio Turnover                                              57%                  187%                  349%                  60%


Class B

Net Asset Value, Beginning of Period                   $     12.66           $     12.05           $     10.68        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.21                  0.25                  0.18                 0.14
     Net realized and unrealized gain (loss)
     on investments                                          (1.37)                 0.69                  1.38                 0.68

       Total from investment operations                      (1.16)                 0.94                  1.56                 0.82

   Less Distributions:
     Distributions from net investment income                (0.21)                (0.25)                (0.18)               (0.14)
     Distributions from capital gains                        --                    (0.08)                (0.01)                --

       Total distributions                                   (0.21)                (0.33)                (0.19)               (0.14)

Net increase (decrease) in net asset value                   (1.37)                 0.61                  1.37                 0.68

Net Asset Value, End of Period                         $     11.29           $     12.66           $     12.05        $       10.68


Total Return+                                                (9.22)%                7.93%                14.72%             8.24%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     92,054          $     63,669          $     31,263       $        7,440
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.10%                 2.03%                 2.22%             4.15%(2)
   After reimbursement of expenses by Advisor                 1.85%                 1.85%                 1.85%             1.85%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                1.55%                 1.90%                 1.25%           (0.52)%(2)
   After reimbursement of expenses by Advisor                 1.80%                 2.08%                 1.62%             1.78%(2)
Portfolio Turnover                                              57%                  187%                  349%                  60%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

            Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                HIGH INCOME FUND


                                                  Year Ended            Year Ended            Year Ended           Inception(a)
  Class A                                         10/31/2001            10/31/2000            10/31/1999            to 10/31/1998


Net Asset Value, Beginning of Period                   $      8.02           $      8.88           $      8.85        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.74                  0.81                  0.80                 0.61
     Net realized and unrealized gain (loss)
     on investments                                          (0.88)                (0.86)                 0.06                (1.15)

       Total from investment operations                      (0.14)                (0.05)                 0.86                (0.54)

   Less Distributions:
     Distributions from net investment income                (0.75)                (0.81)                (0.80)               (0.61)
     Distributions from capital gains                           --                    --                 (0.03)                  --

       Total distributions                                   (0.75)                (0.81)                (0.83)               (0.61)

Net increase (decrease) in net asset value                   (0.89)                (0.86)                 0.03                (1.15)

Net Asset Value, End of Period                         $      7.13           $      8.02           $      8.88        $        8.85


Total Return+                                                (1.94)%               (0.81)%                9.69%           (5.78)%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     10,939          $      8,394          $      7,879       $        6,045
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.68%                 1.62%                 1.97%             3.52%(2)
   After reimbursement of expenses by Advisor                 1.00%                 1.00%                 1.00%             1.00%(2)
Ratios of net investment income to average net
assets:
   Before reimbursement of expenses by Advisor                9.07%                 8.78%                 7.75%             4.95%(2)
   After reimbursement of expenses by Advisor                 9.75%                 9.40%                 8.72%             7.47%(2)
Portfolio Turnover                                              38%                   41%                   48%                  56%


Class B

Net Asset Value, Beginning of Period                   $      8.04           $      8.90           $      8.85        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.69                  0.75                  0.74                 0.55
     Net realized and unrealized gain (loss)
     on investments                                          (0.89)                (0.86)                0.06                 (1.15)

       Total from investment operations                      (0.20)                (0.11)                 0.80                (0.60)

   Less Distributions:
     Distributions from net investment income                (0.70)                (0.75)                (0.74)               (0.55)
     Distributions from capital gains                           --                    --                 (0.01)                  --

       Total distributions                                   (0.70)                (0.75)                (0.75)               (0.55)

Net increase (decrease) in net asset value                   (0.90)                (0.86)                 0.05                (1.15)

Net Asset Value, End of Period                         $      7.14           $      8.04           $      8.90        $        8.85


Total Return+                                                (2.77)%               (1.54)%               9.02%            (6.39)%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    15,063           $    12,271           $     9,399        $       3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.43%                 2.37%                 2.72%             4.27%(2)
   After reimbursement of expenses by Advisor                 1.75%                 1.75%                 1.75%             1.75%(2)
Ratios of net investment income to average net
assets:
   Before reimbursement of expenses by Advisor                8.32%                 8.03%                 7.16%            4.20%(2)
   After reimbursement of expenses by Advisor                 9.00%                 8.65%                 8.13%             6.72%(2)
Portfolio Turnover                                              38%                   41%                   48%                  56%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                             GROWTH AND INCOME FUND

                                                  Year Ended          Year Ended            Year Ended             Inception(a)
                                                  10/31/2001          10/31/2000            10/31/1999            to 10/31/1998

Class A

Net Asset Value, Beginning of Period                   $     14.06           $     13.21           $     10.88        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.06                  0.07(b)               0.09                 0.07
     Net realized and unrealized gain (loss)
     on investments                                          (2.92)                 0.84                  2.33                 0.89

       Total from investment operations                      (2.86)                 0.91                  2.42                 0.96

   Less Distributions:
     Distributions from net investment income                (0.06)                (0.04)                (0.09)               (0.07)
     Distributions from capital gains                           --                 (0.02)                   --                   --
     Distributions in excess of net investment income           --                    --                    --                (0.01)

       Total distributions                                   (0.06)                (0.06)                (0.09)               (0.08)

Net increase (decrease) in net asset value                   (2.92)                 0.85                  2.33                 0.88

Net Asset Value, End of Period                         $     11.14           $     14.06           $     13.21        $       10.88


Total Return+                                               (20.42)%                6.90%                22.33%             9.57%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    55,966           $    46,994           $    25,646        $      11,169
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.29%                 1.07%                 1.25%             2.41%(2)
   After reimbursement of expenses by Advisor                 1.00%                 1.00%                 1.00%             1.00%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                0.31%                 0.47%                 0.35%           (0.60)%(2)
   After reimbursement of expenses by Advisor                 0.60%                 0.54%                 0.60%             0.81%(2)
Portfolio Turnover                                              24%                   14%                   19%                   5%

Class B

Net Asset Value, Beginning of Period                   $     13.96           $     13.18           $     10.88        $       10.00

   Income from Investment Operations:
     Net investment income (loss)                            (0.02)                (0.03)(b)             (0.01)                0.01
     Net realized and unrealized gain (loss)
     on investments                                          (2.92)                 0.84                  2.33                 0.89

       Total from investment operations                      (2.94)                 0.81                  2.32                 0.90

   Less Distributions:
     Distributions from net investment income                   --                 (0.01)                   --                (0.01)
     Distributions from capital gains                           --                 (0.02)                (0.02)                  --
     Distributions in excess of net investment income           --                    --                    --                (0.01)

       Total distributions                                      --                 (0.03)                (0.02)               (0.02)

Net increase (decrease) in net asset value                   (2.94)                 0.78                  2.30                 0.88

Net Asset Value, End of Period                         $     11.02           $     13.96           $     13.18        $       10.88


Total Return+                                               (21.06)%                6.13%                21.32%             8.97%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    97,081           $   106,792           $    55,856        $      14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.04%                 1.82%                 2.00%             3.16%(2)
   After reimbursement of expenses by Advisor                 1.75%                 1.75%                 1.75%             1.75%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor               (0.44)%               (0.28)%               (0.40)%          (1.35)%(2)
   After reimbursement of expenses by Advisor                (0.15)%               (0.21)%               (0.15)%            0.06%(2)
Portfolio Turnover                                              24%                   14%                   19%                   5%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                            CAPITAL APPRECIATION FUND

                                                 Year Ended            Year Ended            Year Ended             Inception(a)
                                                 10/31/2001            10/31/2000            10/31/1999            to 10/31/1998

  Class A

Net Asset Value, Beginning of Period                   $     16.44           $     13.70           $     11.04        $       10.00

   Income from Investment Operations:
     Net investment income (loss)                            (0.04)(b)             (0.03)(b)             (0.00)*               0.01
     Net realized and unrealized gain (loss)
     on investments                                          (3.59)                 2.78                  2.68                 1.04

       Total from investment operations                      (3.63)                 2.75                  2.68                 1.05

   Less Distributions:
     Distributions from net investment income                   --                    --                    --                   --
     Distributions from capital gains                           --                 (0.01)                (0.02)                  --
     Distributions in excess of net investment income           --                    --                    --                (0.01)

       Total distributions                                      --                 (0.01)                (0.02)               (0.01)

Net increase (decrease) in net asset value                   (3.63)                 2.74                  2.66                 1.04

Net Asset Value, End of Period                         $     12.81           $     16.44           $     13.70        $       11.04


Total Return+                                               (22.08)%               20.12%                24.29%            10.51%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    59,801           $    35,889           $    13,262        $      13,410
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.58%                 1.37%                 1.71%             3.28%(2)
   After reimbursement of expenses by Advisor                 1.20%                 1.20%                 1.20%             1.20%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor               (0.68)%               (0.44)%               (0.68)%          (1.97)%(2)
   After reimbursement of expenses by Advisor                (0.30)%               (0.27)%               (0.05)%            0.11%(2)
Portfolio Turnover                                              30%                   18%                   68%                  10%

Class B

Net Asset Value, Beginning of Period                   $     16.13           $     13.54           $     10.98        $       10.00

   Income from Investment Operations:
     Net investment loss                                     (0.15)(b)              0.15)(b)             (0.12)               (0.02)
     Net realized and unrealized gain (loss)
     on investments                                          (3.50)                 2.75                  2.68                 1.01

       Total from investment operations                      (3.65)                 2.60                  2.56                 0.99

   Less Distributions:
     Distributions from net investment income                   --                    --                    --                   --
     Distributions from capital gains                           --                 (0.01)                   --                   --
     Distributions in excess of net investment income           --                    --                    --                (0.01)

       Total distributions                                      --                 (0.01)                   --                (0.01)

Net increase (decrease) in net asset value                   (3.65)                 2.59                  2.56                 0.98

Net Asset Value, End of Period                         $     12.48           $     16.13           $     13.54        $       10.98


Total Return+                                               (22.63)%               19.25%                23.32%             9.91%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    72,667           $    57,082           $    23,563        $       7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.33%                 2.12%                 2.46%             4.03%(2)
   After reimbursement of expenses by Advisor                 1.95%                 1.95%                 1.95%             1.95%(2)
Ratios of net investment loss to average net assets:
   Before reimbursement of expenses by Advisor              (1.43)%               (1.19)%               (1.46)%           (2.72)%(2)
   After reimbursement of expenses by Advisor                (1.05)%              (1.02)%               (1.03)%           (0.64)%(2)
Portfolio Turnover                                              30%                   18%                   68%                  10%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.
*    Amount represents less than $(0.01) per share.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                  MID-CAP FUND

                                                               CLASS A                 CLASS B

                                                           Inception(a) to          Inception(a) to
                                                             10/31/2001               10/31/2001

Net Asset Value, Beginning of Period                      $       10.00       $         10.00

   Income from Investment Operations:
     Net investment income (loss)                                  0.00(c)(d)           (0.05)(c)
     Net realized and unrealized loss on investments              (0.52)                (0.52)

       Total from investment operations                           (0.52)                (0.57)


Net decrease in net asset value                                   (0.52)                (0.57)

Net Asset Value, End of Period                            $        9.48       $          9.43


Total Return+                                                     (5.20)%(1)            (5.70)%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $      15,345       $         6,192
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                     2.29%(2)              3.04%(2)
   After reimbursement of expenses by Advisor                      1.40%(2)              2.15%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                   (0.86)%(2)             (1.61)%(2)
   After reimbursement of expenses by Advisor                      0.03%(2)             (0.72)%(2)
Portfolio Turnover                                                   30%                   30%

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                              EMERGING GROWTH FUND

                                                            CLASS A                         CLASS B

                                                  Year Ended     Inception(b) to    Year Ended    Inception(b) to
                                                  10/31/2001       10/31/2000       10/31/2001       10/31/2000

Net Asset Value, Beginning of Period               $    7.87        $    10.00       $    7.83        $   10.00

   Income from Investment Operations:
     Net investment loss                               (0.02)           (0.02)(c)        (0.07)           (0.06)(c)
     Net realized and unrealized loss
     on investments                                    (3.58)           (2.11)           (3.54)           (2.11)

       Total from investment operations                (3.60)           (2.13)           (3.61)           (2.17)

Net decrease in net asset value                        (3.60)           (2.13)           (3.61)           (2.17)

Net Asset Value, End of Period                     $    4.27        $    7.87        $    4.22        $    7.83


Total Return+                                         (45.74)%         (21.30)%(1)      (46.10)%         (21.70)%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $  13,263        $   20,731       $     6,902      $    8,666
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor          2.36%            1.75%(2)         3.11%            2.50%(2)
   After reimbursement of expenses by Advisor           1.20%            1.20%(2)         1.95%            1.95%(2)
Ratios of net investment loss to average net assets:
   Before reimbursement of expenses by Advisor         (1.62)%          (0.97)%(2)       (2.37)%          (1.72)%(2)
   After reimbursement of expenses by Advisor          (0.46)%          (0.42)%(2)       (1.21)%          (1.17)%(2)

Portfolio Turnover                                       230%             151%             230%             151%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on February 28, 2001.
(b)  Fund commenced investment operations on February 29, 2000.
(c)  Calculated based on average shares outstanding.
(d)  Amount less than $0.01 per share.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                            INTERNATIONAL STOCK FUND

                                                  Year Ended         Year Ended        Year Ended         Inception(a) to
                                                  10/31/2001         10/31/2000        10/31/1999           10/31/1998

Class A

Net Asset Value, Beginning of Period               $  9.55          $   11.45        $    10.34       $         10.00

   Income from Investment Operations:
     Net investment income                            0.04               0.04(b)           0.14                  0.08
     Net realized and unrealized gain (loss)
     on investments
                                                     (2.21)             (0.98)             1.56                  0.27

       Total from investment operations              (2.17)             (0.94)             1.70                  0.35

   Less Distributions:
     Distributions from net investment income        (0.07)             (0.14)            (0.14)                (0.01)
     Distributions from capital gains                   --              (0.82)            (0.45)                   --

       Total distributions                           (0.07)             (0.96)            (0.59)                (0.01)

Net increase (decrease) in net asset value           (2.24)             (1.90)             1.11                  0.34

Net Asset Value, End of Period                     $  7.31          $    9.55        $    11.45       $         10.34

Total Return+                                       (22.88)%            (9.29)%           17.00%                 3.60%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $ 25,829         $   32,071       $    33,214      $         27,656
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor        2.14%              2.06%             2.18%                 2.76%(2)
   After reimbursement of expenses by Advisor         1.60%              1.60%             1.60%                 1.60%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor       (0.08)%            (0.03)%           0.72%                 (0.01)%(2)
   After reimbursement of expenses by Advisor         0.45%              0.43%             1.30%                 1.15%(2)
Portfolio Turnover                                      86%               117%               57%                   60%

Class B

Net Asset Value, Beginning of Period               $  9.48          $   11.38        $    10.28       $         10.00

   Income from Investment Operations:
     Net investment income (loss)                    (0.02)             (0.03)(b)          0.05                  0.03
     Net realized and unrealized gain (loss)
     on investments
                                                     (2.20)             (0.98)             1.56                  0.26

       Total from investment operations              (2.22)             (1.01)             1.61                  0.29

   Less Distributions:
     Distributions from net investment income        (0.01)             (0.07)            (0.05)                (0.01)
     Distributions from capital gains                   --              (0.82)            (0.46)                   --

       Total distributions                           (0.01)             (0.89)            (0.51)                (0.01)

Net increase (decrease) in net asset value           (2.23)             (1.90)             1.10                  0.28

Net Asset Value, End of Period                     $  7.25          $    9.48        $    11.38       $         10.28


Total Return+                                       (23.48)%            (9.92)%           16.09%                 2.90%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $ 4,787          $   5,497        $    3,326       $         1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor        2.89%              2.81%             2.93%                 3.51%(2)
   After reimbursement of expenses by Advisor         2.35%              2.35%             2.35%                 2.35%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor       (0.83)%            (0.78)%           0.05%                 (0.76)%(2)
   After reimbursement of expenses by Advisor        (0.30)%            (0.32)%           0.63%                 0.40%(2)
Portfolio Turnover                                      86%               117%               57%                   60%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.

                          Notes to Financial Statements

1. ORANIZATION
MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers nine Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and the International Stock Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: (1) equity securities listed on any U.S. or foreign stock exchange or traded on the over-the-counter market ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices, and equities traded on a foreign exchange will be valued at the bid price; (2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; (4) options and futures contracts are valued at the last sale price on the market where any such option or futures contracts are principally traded; (5) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; (6) forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate. All other securities are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2001, which are available to offset future capital gains, if any:

                                              Carryover               Carryover              Carryover              Carryover
Fund                                      Expiring in 2006        Expiring in 2007       Expiring in 2008       Expiring in 2009
Bond Fund                                    $       --            $        --               $0,369,805         $           --
Balanced Fund                                        --                     --                       --                     --
High Income Fund                                 66,186                328,128                  237,390              2,067,479
Growth and Income Fund                               --                     --                1,214,946              2,865,513
Capital Appreciation Fund                            --                     --                       --                     --
Mid-Cap Fund                                         --                     --                       --                     --
Emerging Growth Fund                                 --                     --                6,443,167             10,391,144
International Stock Fund                             --                     --                1,887,109              3,985,467

Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income, Emerging Growth and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: The High Income, Emerging Growth and International Stock Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or are offset by a matching contract.

Futures Contracts: The Funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Funds.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"). For its investment advisory services to the Funds, the Investment Advisor is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.65% for the Balanced Fund; 0.55% for the High Income Fund and Growth and Income Fund; 0.75% for the Capital Appreciation Fund; 0.95% for the Mid-Cap Fund, 0.75% for the Emerging Growth Fund and 1.05% for the International Stock Fund. The Investment Advisor has entered into Subadvisor agreements for the management of some or all of the investments of the High Income Fund, the Mid-Cap Fund, the Emerging Growth Fund and the International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for these Funds are Massachusetts Financial Services Company for the High Income Fund and Emerging Growth Fund, Wellington Management Company LLP for a portion of the Mid-Cap Fund and Lazard Asset Management for the International Stock Fund.

The Investment Advisor contractually agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Advisor has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

    Fund                            Class A       Class B           Fund                            Class A        Class B
    Cash Reserves Fund               0.55%         1.30%            Capital Appreciation Fund        1.20%          1.95%
    Bond Fund                        0.90%         1.65%            Mid-Cap Fund                     1.40%          2.15%
    Balanced Fund                    1.10%         1.85%            Emerging Growth Fund             1.20%          1.95%
    High Income Fund                 1.00%         1.75%            International Stock Fund         1.60%          2.35%
    Growth and Income Fund           1.00%         1.75%

For the year ended October 31, 2001, the Investment Advisor reimbursed expenses of $90,801 for the Cash Reserves Fund, $140,301 for the Bond Fund, $298,079 for the Balanced Fund, $160,158 for the High Income Fund, $454,597 for the Growth and Income Fund, $430,721 for the Capital Appreciation Fund, $94,077 for the Mid-Cap Fund, $278,988 for the Emerging Growth Fund and $187,608 for the International Stock Fund.

Any reimbursements or fee reductions made by the Investment Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its expense cap. Such payments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred. The Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and International Stock Fund has $164,760, $219,636, $382,763, $232,311, $524,965, $495,548, $94,077, $371,886 and $309,841,
respectively, subject to recovery under this agreement. These amounts recoverable expire on October 31, 2003 and October 31, 2004. Through October 31, 2001, none of the Funds have made repayments to the Investment Advisor under the agreement.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B share at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the year ended October 31, 2001, sales charges received by CUNA Brokerage were as follows:


      Fund                                Amount Paid                  Fund                                Amount Paid
      Cash Reserves Fund                   $0,197,723                  Capital Appreciation Fund            $1,002,092
      Bond Fund                               460,415                  Mid-Cap Fund                            139,466
      Balanced Fund                         1,296,677                  Emerging Growth Fund                    140,618
      High Income Fund                        128,406                  International Stock Fund                 56,939
      Growth and Income Fund                1,063,424

Certain officers and trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their officers or affiliated trustees. The Trust pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended.

4. DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS
With respect to the Cash Reserves Fund, Bond Fund and High Income Fund dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Balanced Fund declares dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund declares dividends from net investment income quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Funds' capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for foreign currency transactions, non-deductible organization costs, deferred losses due to wash sales, excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS
For the year ended October 31, 2001, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                        U.S. Government                   Other Investment
                                          Securities                         Securities
                               -------------------------------      ------------------------------
     Fund                         Purchases          Sales             Purchases          Sales
     Bond Fund                   $38,576,042      $24,723,733        $ 32,767,009    $ 14,425,370
     Balanced Fund                48,406,244       37,553,065          98,443,191      30,064,001
     High Income Fund                     --               --          14,706,283       7,805,545
     Growth and Income Fund               --               --          73,080,958      36,185,338
     Capital Appreciation Fund            --               --         100,339,215      32,750,629
     Mid-Cap Fund                         --               --          26,303,383       4,334,351
     Emerging Growth Fund                 --               --          58,670,629      51,458,980
     International Stock Fund             --               --          33,505,145      29,411,358

At October 31, 2001, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

     Fund                        Appreciation     Depreciation           Net
     Bond Fund                 $   2,385,990   $       14,865     $  2,371,125
     Balanced Fund                 5,696,905       13,743,027       (8,046,122)
     High Income Fund                459,735        4,070,377       (3,610,642)
     Growth and Income Fund        5,837,779       27,013,356      (21,175,577)
     Capital Appreciation Fund     5,998,793       20,915,031      (14,916,238)
     Mid-Cap Fund                    749,281        2,116,412       (1,367,131)
     Emerging Growth Fund            884,101        4,717,310       (3,833,209)
     International Stock Fund      1,697,328        7,853,392       (6,156,064)

6. FOREIGN SECURITIES
Each Fund may invest in foreign securities, although only the High Income Fund, Emerging Growth Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund, High Income Fund and Emerging Growth Fund may invest 100%, 50% and 25%, respectively, of their assets in foreign securities. No Fund will concentrate its investments in a particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

7. SECURITIES LENDING
The Funds, excluding the Cash Reserves Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to the value of the securities, which is determined on a daily basis. At October 31, 2001, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The values of loaned securities and the corresponding collateral are included within the notes of each applicable fund's Portfolio of Investments. Amounts earned as interest on investments of cash collateral are included in the Statements of Operations.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. FINANCIAL INSTRUMENTS
Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments includes potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund, Emerging Growth Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

9. CONCENTRATION OF RISK
The High Income Fund invests in securities offering high current income, which generally will include bonds in the lower rating categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

10. CAPITAL SHARES AND AFFILIATED OWNERSHIP
Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At October 31, 2001, investments in the Funds by affiliates were as follows:

                                          CUNA Mutual                CUNAMutual                   CUMIS             CUNA Brokerage
   Fund                   Class     Life Insurance Company        Insurance Society      Insurance Society, Inc.     Service Inc.
Cash Reserves Fund            A                $  1,807,476              $  1,806,271         $              --    $           --
Bond Fund                     A                   1,917,898                 1,916,619                        --                --
Balanced Fund                 A                  10,950,086                        --                 4,766,581         1,225,549
High Income Fund              A                   5,033,797                        --                        --                --
Growth and Income Fund        A                   1,918,384                 2,232,637                 3,075,986                --
Capital Appreciation Fund     A                          --                 1,695,566                12,334,147                --
Mid-Cap Fund                  A                   9,479,052                        --                        --                --
Mid-Cap Fund                  B                         943                        --                        --                --
Emerging Growth Fund          A                   2,135,000                        --                 6,404,573                --
Emerging Growth Fund          B                          --                        --                       422                --
International Stock Fund      A                   2,541,423                 4,234,858                15,129,424                --

                       Report of Independent Accountants

To the Board of Trustees and Shareholders of MEMBERS Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MEMBERS Mutual Funds (hereafter referred to as the "Funds") at October 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
December 12, 2001

                               Other Information


Tax Information (Unaudited)

Foreign Tax Credits: The International Stock Fund has made an election inder Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended October 31, 2001, the total amount of foreign taxes that will be passed through to shareholders and foreign source income for information reporting purposes will be $88,142 (all of which represents taxes withheld) and $767,031, respectively.

Corporate Dividends Received Deduction: Of the dividends paid by the Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and the International Stock Fund, 0.00%, 29.34%, 1.92%, 100.00%, 0.00%, 0.00%, 0.00% and 3.30%, respectively, qualify for the corporate dividends received deduction.

Capital Gains  Distributions:  Pursuant to Internal Revenue Section 852(b),  the
Balanced and Capital Appreciation Funds had distributions of $17,091 and $566,754, respectively, which have been designated as capital gains distributions for the fiscal year ended October 31, 2001.